SEC. FILE NOS. 2- 50700
811-2444

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
Registration Statement
Under
the Securities Act of 1933
Post-Effective Amendment No. 49
and
Registration Statement
Under
The Investment Company Act of 1940
Amendment No. 30

THE BOND FUND OF AMERICA, INC.
(Exact Name of Registrant as specified in charter)
333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code:
(213) 486-9200


JULIE F. WILLIAMS, Secretary
The Bond Fund of America, Inc.
333 South Hope Street
Los Angeles, California 90071
(name and address of agent for service)


Copies to:
ROBERT E. CARLSON, ESQ.
PAUL, HASTINGS, JANOFSKY & WALKER LLP
555 S. Flower Street
Los Angeles, CA 90071-2371
(Counsel for the Registrant)

Approximate date of proposed public offering:
It is proposed that this filing become effective on May 15, 2002, pursuant to paragraph (b) of rule 485.

[logo - American Funds (sm)]




                                          The right choice for the long term/SM/




The Bond Fund of America/SM/

Retirement Plan Prospectus







TABLE OF CONTENTS
 1    Risk/Return Summary
 4    Fees and Expenses of the Fund
 5    Investment Objective, Strategies and Risks
 8    Management and Organization
10    Purchase, Exchange and Sale of Shares
11    Sales Charges
12    Sales Charge Reductions
13    Individual Retirement Account (IRA) Rollovers
13    Plans of Distribution
14    Distributions and Taxes
15    Financial Highlights
16   Appendix





 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 PROSPECTUS







 May 15, 2002

Risk/Return Summary

The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. Normally, the fund invests the majority of its assets in bonds rated A and above. The fund may also invest in lower rated bonds.

The fund is designed for investors seeking income and more price stability than that offered by stocks, and capital preservation over the long term. Your investment in the fund is subject to risks, including the possibility that the fund's income and the value of its investments may fluctuate in response to economic, political or social events in the U.S. or abroad.

The values of and the income generated by debt securities owned by the fund may be affected by changing interest rates and credit risk assessments. Lower quality or longer maturity bonds may be subject to greater price fluctuations than higher quality or shorter maturity bonds. Although all securities in the fund's portfolio may be adversely affected by currency fluctuations or global political, social or economic instability, securities issued by entities based outside the U.S. may be affected to a greater extent.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

                                          The Bond Fund of America / Prospectus

HISTORICAL INVESTMENT RESULTS

The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual total returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
(Results do not include a sales charge;
if one were included, returns would be lower.)
[bar chart]
1992  11.34%
1993  14.13
1994  -5.02
1995  18.25
1996   6.71
1997   9.24
1998   5.17
1999   2.29
2000   6.19
2001   7.15
[end chart]

Highest/lowest quarterly results during this time period were:

HIGHEST                       6.08%  (quarter ended June 30, 1995)
LOWEST                        -3.68%  (quarter ended March 31, 1994)


The year-to-date result was 0.56% for the three months ended March 31, 2002.

The Bond Fund of America / Prospectus

Unlike the bar chart on the previous page, the Investment Results Table below reflects, as required by Securities and Exchange Commission rules, the fund's investment results with the maximum initial sales charge imposed. Class A share results reflect the maximum initial sales charge of 3.75%. Sales charges are reduced for purchases of $100,000 or more. Results would be higher if calculated without a sales charge. All fund results reflect the reinvestment of dividend and capital gain distributions.

Since the fund's Class R shares were first available on May 15, 2002, comparable results for these classes are not available for the 2001 calendar year.

 INVESTMENT RESULTS TABLE (WITH MAXIMUM SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                                 ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME/1/
-------------------------------------------------------------------------------
 CLASS A - BEGAN 5/28/74          3.12%      5.17%       6.97%        9.49%
 Lehman Brothers Aggregate Bond   8.44%      7.43%       7.23%         N/A
 Index/2/
 Lipper Average of Corporate      7.47%      6.24%       6.75%        9.09%
 Debt A-Rated Bond Funds/3/
 Consumer Price Index/4/          1.55%      2.18%       2.51%        4.79%
-------------------------------------------------------------------------------
 Class A 30-day yield at December 31, 2001: 6.46%
 (For current yield information, please call American FundsLine at
 1-800-325-3590.)


1 Lifetime results are as of the date Class A shares first became available.
2 The Lehman Brothers Aggregate Bond Index represents investment grade debt.
 This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes. This index was not in existence as of the date the fund's Class A shares became available; therefore, lifetime results are not available.
3 The Lipper Average of Corporate Debt A-Rated Bond Funds consists of funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues. The results of the underlying funds in the average include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the fund for portfolio transactions, but do not reflect sales charges or taxes.
4 The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

                                          The Bond Fund of America / Prospectus

Fees and Expenses of the Fund


 SHAREHOLDER FEES TABLE (PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                  ALL R SHARE
                                                       CLASS A      CLASSES
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                    3.75%/1/     none
 Maximum sales charge imposed on reinvested dividends   none         none
 Maximum deferred sales charge                         none/2/       none
 Redemption or exchange fees                            none         none


1 Sales charges are reduced or eliminated for purchases of $100,000 or more.
2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.


 ANNUAL FUND OPERATING EXPENSES TABLE (DEDUCTED FROM FUND ASSETS)
                              CLASS A  R-1/1/  R-2/1/  R-3/1/  R-4/1/   R-5/1/
 Management Fees               0.32%   0.32%   0.32%   0.32%   0.32%    0.32%
 Distribution and/or Service
 (12b-1) Fees/2/               0.25%   1.00%   0.75%   0.50%   0.25%    none
 Other Expenses                0.14%   0.21%   0.41%   0.27%   0.19%    0.14%
 Total Annual Fund Operating
 Expenses                      0.71%   1.53%   1.48%   1.09%   0.76%    0.46%


1 Based on estimated amounts for the current fiscal year.
2 Class A, R-2, R-3 and R-4 12b-1 fees may not exceed 0.25%, 1.00%, 0.75%, and
 0.50%, respectively, of the class' average net assets annually. Class R-1 fees will always be 1.00% of the class' average net assets annually.

EXAMPLE

The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year, that all dividend and capital gain distributions are reinvested, and that the fund's operating expenses remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:

                        ONE YEAR  THREE YEARS  FIVE YEARS   TEN YEARS
 Class A/1/               $445       $594         $755       $1,224
 R-1                      $156       $483         $834       $1,824
 R-2                      $151       $468         $808       $1,768
 R-3                      $111       $347         $601       $1,329
 R-4                      $ 78       $243         $422       $  942
 R-5                      $ 47       $148         $258       $  579



1 Reflects the maximum initial sales charge in the first year.

The Bond Fund of America / Prospectus

Investment Objective, Strategies and Risks

The fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital. Normally, the fund invests at least 80% of its assets in bonds. The fund invests a majority of its assets in bonds and debt securities rated A and above, including securities issued and guaranteed by the U.S. and other governments, and securities backed by mortgages and other assets. It is the fund's current practice not to invest more than 25% of its assets in bonds rated Ba and BB or below or in bonds that are unrated but determined to be of equivalent quality.

The values of and the income generated by most debt securities held by the fund may be affected by changing interest rates and by changes in effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality or longer maturity securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality or shorter maturity securities. The fund's investment adviser attempts to reduce these risks through diversification of the portfolio and with ongoing credit analysis of each issuer, as well as by monitoring economic and legislative developments.

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market prices for these securities will fluctuate with changes in interest rates. Many types of debt securities, including mortgage-related securities, are subject to prepayment risk. For example, when interest rates fall, homeowners are more likely to refinance their home mortgages and "prepay" their principal earlier than expected. The fund must then reinvest the prepaid principal in new securities when interest rates on new mortgage investments are falling, thus reducing the fund's income.

Although all securities in the fund's portfolio may be adversely affected by currency fluctuations or global political, social or economic instability, securities issued by entities based outside the U.S. may be affected to a greater extent.

The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective in a period of rising market prices; conversely, it would reduce the fund's magnitude of loss in the event of a general market downturn and provide liquidity to make additional investments or to meet redemptions.

                                          The Bond Fund of America / Prospectus

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek reasonably priced securities that represent above average long-term investment opportunities. This is accomplished not only through fundamental analysis, but also by meeting with company executives and employees, suppliers, customers and competitors in order to gain in-depth knowledge of a company's true value. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

 INVESTMENT RESULTS TABLE (WITHOUT SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                                 ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME/1/
-------------------------------------------------------------------------------
 CLASS A - BEGAN 5/28/74          7.15%      5.98%       7.37%        9.64%
                                           ------------           -------------
 Lehman Brothers Aggregate Bond   8.44%      7.43%       7.23%         N/A
 Index/2/
                                           ------------           -------------
 Lipper Average of Corporate      7.47%      6.24%       6.75%        9.09%
 Debt A-Rated Bond Funds/3/
                                           ------------           -------------
 Consumer Price Index/4/          1.55%      2.18%       2.51%        4.79%
-------------------------------------------------------------------------------
 Class A distribution rate at December 31, 2001/5/: 6.56%
 (For current distribution rate information, please call American FundsLine at 1-800-325-3590.)


1 Lifetime results are as of the date Class A shares first became available.
2 The Lehman Brothers Aggregate Bond Index represents investment grade debt.
 This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes. This index was not in existence as of the date the fund's Class A shares became available; therefore, lifetime results are not available.
3 The Lipper Average of Corporate Debt A-Rated Bond Funds consists of funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues. The results of the underlying funds in the average include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the fund for portfolio transactions, but do not reflect sales charges or taxes.
4 The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
5 The distribution rate represents actual distributions paid by the fund. It was calculated at net asset value by annualizing dividends paid by the fund over one month and dividing that number by the fund's average net asset value for the month.

The Bond Fund of America / Prospectus

HOLDINGS BY INDUSTRY AS OF DECEMBER 31, 2001
[pie chart]
Corporate Bonds 52.6%
Federal Agency Mortgage
 Pass-Through Securities 9.3
Other Mortgage-/Asset-Backed Securities 15.8
U.S. Treasury Notes & Bonds 7.5
Governments & Governmental Bodies]
 (Excluding U.S.) 4.8
Federal Agency Notes & Bonds 1.4
Equity-Related Securities 0.2
Cash & Equivalents 8.4
[end chart]



 HOLDINGS BY QUALITY RATING AS OF DECEMBER 31, 2001
                                             PERCENT OF NET ASSETS
-------------------------------------------------------------------
 U.S. Treasury and Agency                            18.2%
-------------------------------------------------------------------
 Cash & Equivalents                                   8.4
--------------------------------------------
 Aaa/AAA                                             12.5
-------------------------------------------------------------------
 Aa/AA                                                5.1
-------------------------------------------------------------------
 A/A                                                 17.9
-------------------------------------------------------------------
 Baa/BBB                                             17.0
-------------------------------------------------------------------
 Ba/BB                                                6.1
-------------------------------------------------------------------
 B/B                                                 12.4
-------------------------------------------------------------------
 Caa/CCC                                              2.0
-------------------------------------------------------------------
 Ca/CC                                                0.1
-------------------------------------------------------------------
 C/C                                                  0.1
-------------------------------------------------------------------
 Other                                                0.2
-------------------------------------------------------------------



Because the fund is actively managed, its holdings will change over time.

For updated information on the fund's portfolio holdings, please visit us at www.americanfunds.com.

                                          The Bond Fund of America / Prospectus

Management and Organization

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears earlier in the Annual Fund Operating Expenses Table.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for The Bond Fund of America are:

The Bond Fund of America / Prospectus

 PORTFOLIO COUNSELOR/ FUND       PORTFOLIO COUNSELOR       PRIMARY TITLE WITH INVESTMENT ADVISER
 TITLE (IF APPLICABLE)         EXPERIENCE IN THIS FUND     (OR AFFILIATE) AND INVESTMENT EXPERIENCE
-----------------------------------------------------------------------------------------------------------
 ABNER D. GOLDSTINE                   28 years             Senior Vice President and Director, Capital
 President, Principal                                      Research and Management Company
 Executive Officer and
 Director                                                  Investment professional for 50 years in total;34
                                                           years with Capital Research and Management
                                                           Company or affiliate
-----------------------------------------------------------------------------------------------------------
 DAVID C. BARCLAY                      7 years             Senior Vice President and Director, Capital
 Senior Vice President                                     Research and Management Company

                                                           Investment professional for 21 years in total;14
                                                           years with Capital Research and Management
                                                           Company or affiliate
-----------------------------------------------------------------------------------------------------------
 MARK R. MACDONALD                     3 years             Vice President - Investment Management Group,
 Senior Vice President                                     Capital Research and Management Company

                                                           Investment professional for 16 years in total;8
                                                           years with Capital Research and Management
                                                           Company or affiliate

-----------------------------------------------------------------------------------------------------------
 JOHN H. SMET                         13 years             Senior Vice President, Capital Research and
 Senior Vice President                                     Management Company

                                                           Investment professional for 20 years in total;19
                                                           years with Capital Research and Management
                                                           Company or affiliate
-----------------------------------------------------------------------------------------------------------
 MARK H. DALZELL                       8 years             Vice President - Investment Management Group,
                                                           Capital Research and Management Company

                                                           Investment professional for 24 years in total;14
                                                           years with Capital Research and Management
                                                           Company or affiliate

-----------------------------------------------------------------------------------------------------------
 SUSAN M. TOLSON                       4 years             Senior Vice President, Capital Research Company
                                 (plus 7 years prior
                              experience as a research     Investment professional for 14 years in total;12
                              professional for the fund)   years with Capital Research and Management
                                                           Company or affiliate

-----------------------------------------------------------------------------------------------------------

                                          The Bond Fund of America / Prospectus

Purchase, Exchange and Sale of Shares

PURCHASES AND EXCHANGES

Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. In addition, Class R-5 shares generally are available only to retirement plans with $1 million or more in plan assets. Class R shares are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and CollegeAmerica accounts.

Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan's administrator or recordkeeper.

Shares of the fund offered through this prospectus generally may be exchanged into shares of the same class of other funds in The American Funds Group. Exchanges of Class A shares from money market funds purchased without a sales charge generally will be subject to the appropriate sales charge.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. THE FUND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR FREQUENT TRADING IN RESPONSE TO SHORT-TERM STOCK MARKET FLUCTUATIONS. ACCORDINGLY, PURCHASES THAT ARE PART OF EXCHANGE ACTIVITY THAT THE FUND OR AMERICAN FUNDS DISTRIBUTORS HAVE DETERMINED COULD INVOLVE ACTUAL OR POTENTIAL HARM TO THE FUND MAY BE REJECTED.

SALES

Please contact your plan administrator or recordkeeper.

VALUING SHARES

The fund's net asset value is the value of a single share. The fund calculates its net asset value, each day the New York Stock Exchange is open, as of approximately 4:00 p.m. New York time, the normal close of regular trading. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making "fair value" determinations if market quotations are not readily available.

Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares), or sold at the net asset value next determined after American Funds Service Company receives and accepts your request.

The Bond Fund of America / Prospectus

Sales Charges

CLASS A SHARES

The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. Any applicable sales charge will be paid directly from your investment and, as a result, will reduce the amount of your investment.


                                        SALES CHARGE AS A
                                          PERCENTAGE OF
                                                                 DEALER
                                                    NET        COMMISSION
                                        OFFERING   AMOUNT       AS % OF
 INVESTMENT                              PRICE    INVESTED   OFFERING PRICE
----------------------------------------------------------------------------
 Less than $100,000                      3.75%     3.90%         3.00%
----------------------------------------------------------------------------
 $100,000 but less than $250,000         3.50%     3.63%         2.75%
----------------------------------------------------------------------------
 $250,000 but less than $500,000         2.50%     2.56%         2.00%
----------------------------------------------------------------------------
 $500,000 but less than $750,000         2.00%     2.04%         1.60%
----------------------------------------------------------------------------
 $750,000 but less than $1 million       1.50%     1.52%         1.20%
----------------------------------------------------------------------------
 $1 million or more and certain other    none      none          none
 investments described below
----------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

Employer-sponsored defined contribution-type plans, including certain 403(b) plans, investing $1 million or more or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through accounts that purchased fund shares before March 15, 2001 and are part of certain qualified fee-based programs. The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

CLASS R SHARES

Class R shares are sold with no initial or deferred sales charges. The distributor will pay dealers annually, asset-based compensation of 1.00% for sales of Class R-1 shares, 0.75% for Class R-2 shares, 0.50% for Class R-3 shares, and 0.25% for Class R-4 shares. No dealer compensation is paid on sales of Class R-5 shares. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

                                          The Bond Fund of America / Prospectus

Sales Charge Reductions

Class A sales charges may be reduced in the following ways:

CONCURRENT PURCHASES

Simultaneous purchases of any class of shares of two or more American Funds may be combined to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

RIGHTS OF ACCUMULATION

The current value (or if greater, the amount invested less any withdrawals) of existing holdings in any class of shares of the American Funds may be taken into account to determine Class A sales charges. Direct purchases of money market funds are excluded.

STATEMENT OF INTENTION

Class A sales charges may be reduced by establishing a Statement of Intention. A Statement of Intention allows all non-money market fund purchases of all share classes intended to be made over a 13-month period to be combined in order to determine the applicable sales charge. At the request of a plan, purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of the account may be held in escrow to cover additional Class A sales charges which may be due if total investments over the 13-month period do not qualify for the applicable sales charge reduction.

The Bond Fund of America / Prospectus

Individual Retirement Account (IRA) Rollovers

Assets from a retirement plan may be invested in Class A, B, C or F shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.

An IRA rollover involving retirement plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in:
 . Class A shares at net asset value;
 . Class A shares subject to the applicable initial sales charge;
 . Class B shares;
 . Class C shares; or
 . Class F shares

Retirement plan assets invested in Class A shares with a sales charge, or B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.

Retirement plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees. Dealer commissions on such assets will be paid only on rollovers of $1 million or more.

Plans of Distribution

The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. The plans provide for annual expenses of up to 0.25% for Class A shares, 1.00% for Class R-1 shares, and up to 1.00%, 0.75% and 0.50% for Class R-2, R-3 and R-4 shares, respectively. For all share classes, up to 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The remaining expense for each share class may be used for distribution expenses.

The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated earlier in the Annual Fund Operating Expenses Table. Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may pay, or sponsor informational meetings for, dealers as described in the statement of additional information.

                                          The Bond Fund of America / Prospectus

Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

The fund declares dividends from net investment income daily and distributes the accrued dividends, which may fluctuate, to shareholders each month. Dividends begin accruing one day after payment for shares is received by the fund or American Funds Service Company. Capital gains, if any, are usually distributed in December. When a capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

All dividend and capital gain distributions paid to retirement plan shareholders will automatically be reinvested.

TAXES ON DISTRIBUTIONS

Dividends and capital gains distributed by the fund to retirement plan accounts currently are not taxable.

TAXES ON TRANSACTIONS

Distributions taken from a retirement plan account generally are taxable as ordinary income.

Please see your tax adviser for further information.

The Bond Fund of America / Prospectus

Financial Highlights

The financial highlights table is intended to help you understand the fund's results for the past five years and is currently only shown for Class A shares.
 A similar table will be shown for the R share classes beginning with the fund's 2002 fiscal year end. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                                                  CLASS A
                                          YEAR ENDED DECEMBER 31
                                2001       2000      1999     1998      1997
 NET ASSET VALUE, BEGINNING   $ 12.79    $12.98     $13.61   $14.00    $13.75
OF YEAR
-------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income            .93/1/    .94/1/     .93      .94       .98
 Net (losses) gains on
securities (both                 (.03 )/1  (.17 )/1/  (.63)    (.24)      .25
 realized and unrealized)
------------------------------
 Total from investment            .90       .77        .30      .70      1.23
operations
-------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends (from net             (.90 )    (.96 )     (.93)    (.95)     (.98)
investment income)
 Distributions (from capital        -         -          -     (.14)        -
gains)
-------------------------------------------------------------------------------
 Total distributions             (.90 )    (.96 )     (.93)   (1.09)     (.98)
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF      $ 12.79    $12.79     $12.98   $13.61    $14.00
YEAR
-------------------------------------------------------------------------------
 TOTAL RETURN/2/                 7.15 %    6.19 %     2.29%    5.17%     9.24%
-------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (in  $11,223    $9,366     $9,477   $9,541    $8,176
millions)
-------------------------------------------------------------------------------
 Ratio of expenses to             .71 %     .72 %      .69%     .66%      .68%
average net assets
-------------------------------------------------------------------------------
 Ratio of net income to          7.17 %    7.35 %     6.96%    6.94%     6.95%
average net assets
 Portfolio turnover rate           64 %      62 %       47%      66%       52%


1 Based on average shares outstanding.
2 Total returns exclude all sales charges, including contingent deferred sales charges.

                                          The Bond Fund of America / Prospectus

Appendix

Moody's Investors Service, Inc. (Moody's) rates the long-term debt securities
-----------------------------------------
issued by various entities from "Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:

"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."

"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."

The Bond Fund of America / Prospectus

"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."

"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."

Standard & Poor's Corporation (Standard & Poor's) rates the long-term debt
-------------------------------------------------
securities of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:

AAA - "An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong."

AA - "An obligation rated 'AA' differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong."

A - "An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong."

BBB - "An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions."

BB - "An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation."

B - "An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation."

CCC - "An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation."

                                          The Bond Fund of America / Prospectus

CC - "An obligation rated 'CC' is currently highly vulnerable to nonpayment."

C - "A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying."

D - "An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized."

The Bond Fund of America / Prospectus

NOTES

                                          The Bond Fund of America / Prospectus

NOTES


                                       20

The Bond Fund of America / Prospectus

NOTES

                                          The Bond Fund of America / Prospectus

[logo - American Funds (sm)]


                                          The right choice for the long term/SM/


          FOR SHAREHOLDER         American Funds Service Company
          SERVICES                800/421-0180
          FOR RETIREMENT PLAN     Call your employer or plan
          SERVICES                administrator
          FOR DEALER SERVICES     American Funds Distributors
                                  800/421-9900
                                  American FundsLine(R)
          FOR 24                  800/325-3590
          -HOUR INFORMATION       American FundsLine OnLine(R)
                                  www.americanfunds.com
          Telephone conversations may be recorded or monitored
          for verification, recordkeeping and quality assurance
          purposes.
-----------------------------------------------------------------------------------


MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS The shareholder reports contain additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The Retirement Plan SAI contains more detailed information on all aspects of the fund, including the fund's financial statements, and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the fund and the fund's investment adviser and its affiliated companies.

The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

If you would like to receive individual copies of these documents, or a free copy of the Retirement Plan SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at 333 South Hope Street, Los Angeles, California 90071.




[LOGO - recycled bug





Printed on recycled paper                  Investment Company File No. 811-2444
RPBFA-010-0502/MC
-------------------------------------------------------------------------------
THE CAPITAL GROUP COMPANIES
American Funds        Capital Research and Management     Capital International
Capital Guardian        Capital Bank and Trust

THE FUND PROVIDES SPANISH TRANSLATION IN CONNECTION WITH THE
PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR
AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS
FOR THE FUND.

/s/ JULIE F. WILLIAMS
    JULIE F. WILLIAMS
    SECRETARY

[logo - American Funds (sm)]




                                          The right choice for the long term/SM/




The Bond Fund of America/SM/

Retirement Plan Prospectus







TABLE OF CONTENTS
 1    Risk/Return Summary
 4    Fees and Expenses of the Fund
 5    Investment Objective, Strategies and Risks
 8    Management and Organization
10    Purchase, Exchange and Sale of Shares
11    Sales Charges
12    Sales Charge Reductions
13    Individual Retirement Account (IRA) Rollovers
13    Plans of Distribution
14    Distributions and Taxes
15    Financial Highlights
16   Appendix





 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 PROSPECTUS







 May 15, 2002

Risk/Return Summary

The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. Normally, the fund invests the majority of its assets in bonds rated A and above. The fund may also invest in lower rated bonds.

The fund is designed for investors seeking income and more price stability than that offered by stocks, and capital preservation over the long term. Your investment in the fund is subject to risks, including the possibility that the fund's income and the value of its investments may fluctuate in response to economic, political or social events in the U.S. or abroad.

The values of and the income generated by debt securities owned by the fund may be affected by changing interest rates and credit risk assessments. Lower quality or longer maturity bonds may be subject to greater price fluctuations than higher quality or shorter maturity bonds. Although all securities in the fund's portfolio may be adversely affected by currency fluctuations or global political, social or economic instability, securities issued by entities based outside the U.S. may be affected to a greater extent.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

                                          The Bond Fund of America / Prospectus

HISTORICAL INVESTMENT RESULTS

The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual total returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.

CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
(Results do not include a sales charge;
if one were included, returns would be lower.)
[bar chart]
1992  11.34%
1993  14.13
1994  -5.02
1995  18.25
1996   6.71
1997   9.24
1998   5.17
1999   2.29
2000   6.19
2001   7.15
[end chart]

Highest/lowest quarterly results during this time period were:

HIGHEST                       6.08%  (quarter ended June 30, 1995)
LOWEST                        -3.68%  (quarter ended March 31, 1994)


The year-to-date result was 0.56% for the three months ended March 31, 2002.

The Bond Fund of America / Prospectus

Unlike the bar chart on the previous page, the Investment Results Table below reflects, as required by Securities and Exchange Commission rules, the fund's investment results with the maximum initial sales charge imposed. Class A share results reflect the maximum initial sales charge of 3.75%. Sales charges are reduced for purchases of $100,000 or more. Results would be higher if calculated without a sales charge. All fund results reflect the reinvestment of dividend and capital gain distributions.

Since the fund's Class R shares were first available on May 15, 2002, comparable results for these classes are not available for the 2001 calendar year.

 INVESTMENT RESULTS TABLE (WITH MAXIMUM SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                                 ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME/1/
-------------------------------------------------------------------------------
 CLASS A - BEGAN 5/28/74          3.12%      5.17%       6.97%        9.49%
 Lehman Brothers Aggregate Bond   8.44%      7.43%       7.23%         N/A
 Index/2/
 Lipper Average of Corporate      7.47%      6.24%       6.75%        9.09%
 Debt A-Rated Bond Funds/3/
 Consumer Price Index/4/          1.55%      2.18%       2.51%        4.79%
-------------------------------------------------------------------------------
 Class A 30-day yield at December 31, 2001: 6.46%
 (For current yield information, please call American FundsLine at
 1-800-325-3590.)


1 Lifetime results are as of the date Class A shares first became available.
2 The Lehman Brothers Aggregate Bond Index represents investment grade debt.
 This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes. This index was not in existence as of the date the fund's Class A shares became available; therefore, lifetime results are not available.
3 The Lipper Average of Corporate Debt A-Rated Bond Funds consists of funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues. The results of the underlying funds in the average include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the fund for portfolio transactions, but do not reflect sales charges or taxes.
4 The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

                                          The Bond Fund of America / Prospectus

Fees and Expenses of the Fund


 SHAREHOLDER FEES TABLE (PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                  ALL R SHARE
                                                       CLASS A      CLASSES
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                    3.75%/1/     none
 Maximum sales charge imposed on reinvested dividends   none         none
 Maximum deferred sales charge                         none/2/       none
 Redemption or exchange fees                            none         none


1 Sales charges are reduced or eliminated for purchases of $100,000 or more.
2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.


 ANNUAL FUND OPERATING EXPENSES TABLE (DEDUCTED FROM FUND ASSETS)
                              CLASS A  R-1/1/  R-2/1/  R-3/1/  R-4/1/   R-5/1/
 Management Fees               0.32%   0.32%   0.32%   0.32%   0.32%    0.32%
 Distribution and/or Service
 (12b-1) Fees/2/               0.25%   1.00%   0.75%   0.50%   0.25%    none
 Other Expenses                0.14%   0.21%   0.41%   0.27%   0.19%    0.14%
 Total Annual Fund Operating
 Expenses                      0.71%   1.53%   1.48%   1.09%   0.76%    0.46%


1 Based on estimated amounts for the current fiscal year.
2 Class A, R-2, R-3 and R-4 12b-1 fees may not exceed 0.25%, 1.00%, 0.75%, and
 0.50%, respectively, of the class' average net assets annually. Class R-1 fees will always be 1.00% of the class' average net assets annually.

EXAMPLE

The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year, that all dividend and capital gain distributions are reinvested, and that the fund's operating expenses remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:

                        ONE YEAR  THREE YEARS  FIVE YEARS   TEN YEARS
 Class A/1/               $445       $594         $755       $1,224
 R-1                      $156       $483         $834       $1,824
 R-2                      $151       $468         $808       $1,768
 R-3                      $111       $347         $601       $1,329
 R-4                      $ 78       $243         $422       $  942
 R-5                      $ 47       $148         $258       $  579



1 Reflects the maximum initial sales charge in the first year.

The Bond Fund of America / Prospectus

Investment Objective, Strategies and Risks

The fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital. Normally, the fund invests at least 80% of its assets in bonds. The fund invests a majority of its assets in bonds and debt securities rated A and above, including securities issued and guaranteed by the U.S. and other governments, and securities backed by mortgages and other assets. It is the fund's current practice not to invest more than 25% of its assets in bonds rated Ba and BB or below or in bonds that are unrated but determined to be of equivalent quality.

The values of and the income generated by most debt securities held by the fund may be affected by changing interest rates and by changes in effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality or longer maturity securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality or shorter maturity securities. The fund's investment adviser attempts to reduce these risks through diversification of the portfolio and with ongoing credit analysis of each issuer, as well as by monitoring economic and legislative developments.

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market prices for these securities will fluctuate with changes in interest rates. Many types of debt securities, including mortgage-related securities, are subject to prepayment risk. For example, when interest rates fall, homeowners are more likely to refinance their home mortgages and "prepay" their principal earlier than expected. The fund must then reinvest the prepaid principal in new securities when interest rates on new mortgage investments are falling, thus reducing the fund's income.

Although all securities in the fund's portfolio may be adversely affected by currency fluctuations or global political, social or economic instability, securities issued by entities based outside the U.S. may be affected to a greater extent.

The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective in a period of rising market prices; conversely, it would reduce the fund's magnitude of loss in the event of a general market downturn and provide liquidity to make additional investments or to meet redemptions.

                                          The Bond Fund of America / Prospectus

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek reasonably priced securities that represent above average long-term investment opportunities. This is accomplished not only through fundamental analysis, but also by meeting with company executives and employees, suppliers, customers and competitors in order to gain in-depth knowledge of a company's true value. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

 INVESTMENT RESULTS TABLE (WITHOUT SALES CHARGES IMPOSED)
 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001:
                                 ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME/1/
-------------------------------------------------------------------------------
 CLASS A - BEGAN 5/28/74          7.15%      5.98%       7.37%        9.64%
                                           ------------           -------------
 Lehman Brothers Aggregate Bond   8.44%      7.43%       7.23%         N/A
 Index/2/
                                           ------------           -------------
 Lipper Average of Corporate      7.47%      6.24%       6.75%        9.09%
 Debt A-Rated Bond Funds/3/
                                           ------------           -------------
 Consumer Price Index/4/          1.55%      2.18%       2.51%        4.79%
-------------------------------------------------------------------------------
 Class A distribution rate at December 31, 2001/5/: 6.56%
 (For current distribution rate information, please call American FundsLine at 1-800-325-3590.)


1 Lifetime results are as of the date Class A shares first became available.
2 The Lehman Brothers Aggregate Bond Index represents investment grade debt.
 This index is unmanaged and does not reflect sales charges, commissions, expenses or taxes. This index was not in existence as of the date the fund's Class A shares became available; therefore, lifetime results are not available.
3 The Lipper Average of Corporate Debt A-Rated Bond Funds consists of funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues. The results of the underlying funds in the average include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the fund for portfolio transactions, but do not reflect sales charges or taxes.
4 The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
5 The distribution rate represents actual distributions paid by the fund. It was calculated at net asset value by annualizing dividends paid by the fund over one month and dividing that number by the fund's average net asset value for the month.

The Bond Fund of America / Prospectus

HOLDINGS BY INDUSTRY AS OF DECEMBER 31, 2001
[pie chart]
Corporate Bonds 52.6%
Federal Agency Mortgage
 Pass-Through Securities 9.3
Other Mortgage-/Asset-Backed Securities 15.8
U.S. Treasury Notes & Bonds 7.5
Governments & Governmental Bodies]
 (Excluding U.S.) 4.8
Federal Agency Notes & Bonds 1.4
Equity-Related Securities 0.2
Cash & Equivalents 8.4
[end chart]



 HOLDINGS BY QUALITY RATING AS OF DECEMBER 31, 2001
                                             PERCENT OF NET ASSETS
-------------------------------------------------------------------
 U.S. Treasury and Agency                            18.2%
-------------------------------------------------------------------
 Cash & Equivalents                                   8.4
--------------------------------------------
 Aaa/AAA                                             12.5
-------------------------------------------------------------------
 Aa/AA                                                5.1
-------------------------------------------------------------------
 A/A                                                 17.9
-------------------------------------------------------------------
 Baa/BBB                                             17.0
-------------------------------------------------------------------
 Ba/BB                                                6.1
-------------------------------------------------------------------
 B/B                                                 12.4
-------------------------------------------------------------------
 Caa/CCC                                              2.0
-------------------------------------------------------------------
 Ca/CC                                                0.1
-------------------------------------------------------------------
 C/C                                                  0.1
-------------------------------------------------------------------
 Other                                                0.2
-------------------------------------------------------------------



Because the fund is actively managed, its holdings will change over time.

For updated information on the fund's portfolio holdings, please visit us at www.americanfunds.com.

                                          The Bond Fund of America / Prospectus

Management and Organization

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears earlier in the Annual Fund Operating Expenses Table.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for The Bond Fund of America are:

The Bond Fund of America / Prospectus

 PORTFOLIO COUNSELOR/ FUND       PORTFOLIO COUNSELOR       PRIMARY TITLE WITH INVESTMENT ADVISER
 TITLE (IF APPLICABLE)         EXPERIENCE IN THIS FUND     (OR AFFILIATE) AND INVESTMENT EXPERIENCE
-----------------------------------------------------------------------------------------------------------
 ABNER D. GOLDSTINE                   28 years             Senior Vice President and Director, Capital
 President, Principal                                      Research and Management Company
 Executive Officer and
 Director                                                  Investment professional for 50 years in total;34
                                                           years with Capital Research and Management
                                                           Company or affiliate
-----------------------------------------------------------------------------------------------------------
 DAVID C. BARCLAY                      7 years             Senior Vice President and Director, Capital
 Senior Vice President                                     Research and Management Company

                                                           Investment professional for 21 years in total;14
                                                           years with Capital Research and Management
                                                           Company or affiliate
-----------------------------------------------------------------------------------------------------------
 MARK R. MACDONALD                     3 years             Vice President - Investment Management Group,
 Senior Vice President                                     Capital Research and Management Company

                                                           Investment professional for 16 years in total;8
                                                           years with Capital Research and Management
                                                           Company or affiliate

-----------------------------------------------------------------------------------------------------------
 JOHN H. SMET                         13 years             Senior Vice President, Capital Research and
 Senior Vice President                                     Management Company

                                                           Investment professional for 20 years in total;19
                                                           years with Capital Research and Management
                                                           Company or affiliate
-----------------------------------------------------------------------------------------------------------
 MARK H. DALZELL                       8 years             Vice President - Investment Management Group,
                                                           Capital Research and Management Company

                                                           Investment professional for 24 years in total;14
                                                           years with Capital Research and Management
                                                           Company or affiliate

-----------------------------------------------------------------------------------------------------------
 SUSAN M. TOLSON                       4 years             Senior Vice President, Capital Research Company
                                 (plus 7 years prior
                              experience as a research     Investment professional for 14 years in total;12
                              professional for the fund)   years with Capital Research and Management
                                                           Company or affiliate

-----------------------------------------------------------------------------------------------------------

                                          The Bond Fund of America / Prospectus

Purchase, Exchange and Sale of Shares

PURCHASES AND EXCHANGES

Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. In addition, Class R-5 shares generally are available only to retirement plans with $1 million or more in plan assets. Class R shares are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and CollegeAmerica accounts.

Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan's administrator or recordkeeper.

Shares of the fund offered through this prospectus generally may be exchanged into shares of the same class of other funds in The American Funds Group. Exchanges of Class A shares from money market funds purchased without a sales charge generally will be subject to the appropriate sales charge.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. THE FUND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR FREQUENT TRADING IN RESPONSE TO SHORT-TERM STOCK MARKET FLUCTUATIONS. ACCORDINGLY, PURCHASES THAT ARE PART OF EXCHANGE ACTIVITY THAT THE FUND OR AMERICAN FUNDS DISTRIBUTORS HAVE DETERMINED COULD INVOLVE ACTUAL OR POTENTIAL HARM TO THE FUND MAY BE REJECTED.

SALES

Please contact your plan administrator or recordkeeper.

VALUING SHARES

The fund's net asset value is the value of a single share. The fund calculates its net asset value, each day the New York Stock Exchange is open, as of approximately 4:00 p.m. New York time, the normal close of regular trading. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making "fair value" determinations if market quotations are not readily available.

Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares), or sold at the net asset value next determined after American Funds Service Company receives and accepts your request.

The Bond Fund of America / Prospectus

Sales Charges

CLASS A SHARES

The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. Any applicable sales charge will be paid directly from your investment and, as a result, will reduce the amount of your investment.


                                        SALES CHARGE AS A
                                          PERCENTAGE OF
                                                                 DEALER
                                                    NET        COMMISSION
                                        OFFERING   AMOUNT       AS % OF
 INVESTMENT                              PRICE    INVESTED   OFFERING PRICE
----------------------------------------------------------------------------
 Less than $100,000                      3.75%     3.90%         3.00%
----------------------------------------------------------------------------
 $100,000 but less than $250,000         3.50%     3.63%         2.75%
----------------------------------------------------------------------------
 $250,000 but less than $500,000         2.50%     2.56%         2.00%
----------------------------------------------------------------------------
 $500,000 but less than $750,000         2.00%     2.04%         1.60%
----------------------------------------------------------------------------
 $750,000 but less than $1 million       1.50%     1.52%         1.20%
----------------------------------------------------------------------------
 $1 million or more and certain other    none      none          none
 investments described below
----------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

Employer-sponsored defined contribution-type plans, including certain 403(b) plans, investing $1 million or more or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through accounts that purchased fund shares before March 15, 2001 and are part of certain qualified fee-based programs. The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

CLASS R SHARES

Class R shares are sold with no initial or deferred sales charges. The distributor will pay dealers annually, asset-based compensation of 1.00% for sales of Class R-1 shares, 0.75% for Class R-2 shares, 0.50% for Class R-3 shares, and 0.25% for Class R-4 shares. No dealer compensation is paid on sales of Class R-5 shares. The fund may reimburse the distributor for these payments through its Plans of Distribution (see below).

                                          The Bond Fund of America / Prospectus

Sales Charge Reductions

Class A sales charges may be reduced in the following ways:

CONCURRENT PURCHASES

Simultaneous purchases of any class of shares of two or more American Funds may be combined to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

RIGHTS OF ACCUMULATION

The current value (or if greater, the amount invested less any withdrawals) of existing holdings in any class of shares of the American Funds may be taken into account to determine Class A sales charges. Direct purchases of money market funds are excluded.

STATEMENT OF INTENTION

Class A sales charges may be reduced by establishing a Statement of Intention. A Statement of Intention allows all non-money market fund purchases of all share classes intended to be made over a 13-month period to be combined in order to determine the applicable sales charge. At the request of a plan, purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of the account may be held in escrow to cover additional Class A sales charges which may be due if total investments over the 13-month period do not qualify for the applicable sales charge reduction.

The Bond Fund of America / Prospectus

Individual Retirement Account (IRA) Rollovers

Assets from a retirement plan may be invested in Class A, B, C or F shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.

An IRA rollover involving retirement plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in:
 . Class A shares at net asset value;
 . Class A shares subject to the applicable initial sales charge;
 . Class B shares;
 . Class C shares; or
 . Class F shares

Retirement plan assets invested in Class A shares with a sales charge, or B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.

Retirement plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees. Dealer commissions on such assets will be paid only on rollovers of $1 million or more.

Plans of Distribution

The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. The plans provide for annual expenses of up to 0.25% for Class A shares, 1.00% for Class R-1 shares, and up to 1.00%, 0.75% and 0.50% for Class R-2, R-3 and R-4 shares, respectively. For all share classes, up to 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The remaining expense for each share class may be used for distribution expenses.

The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated earlier in the Annual Fund Operating Expenses Table. Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may pay, or sponsor informational meetings for, dealers as described in the statement of additional information.

                                          The Bond Fund of America / Prospectus

Distributions and Taxes

DIVIDENDS AND DISTRIBUTIONS

The fund declares dividends from net investment income daily and distributes the accrued dividends, which may fluctuate, to shareholders each month. Dividends begin accruing one day after payment for shares is received by the fund or American Funds Service Company. Capital gains, if any, are usually distributed in December. When a capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

All dividend and capital gain distributions paid to retirement plan shareholders will automatically be reinvested.

TAXES ON DISTRIBUTIONS

Dividends and capital gains distributed by the fund to retirement plan accounts currently are not taxable.

TAXES ON TRANSACTIONS

Distributions taken from a retirement plan account generally are taxable as ordinary income.

Please see your tax adviser for further information.

The Bond Fund of America / Prospectus

Financial Highlights

The financial highlights table is intended to help you understand the fund's results for the past five years and is currently only shown for Class A shares.
 A similar table will be shown for the R share classes beginning with the fund's 2002 fiscal year end. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                                                  CLASS A
                                          YEAR ENDED DECEMBER 31
                                2001       2000      1999     1998      1997
 NET ASSET VALUE, BEGINNING   $ 12.79    $12.98     $13.61   $14.00    $13.75
OF YEAR
-------------------------------------------------------------------------------
 INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income            .93/1/    .94/1/     .93      .94       .98
 Net (losses) gains on
securities (both                 (.03 )/1  (.17 )/1/  (.63)    (.24)      .25
 realized and unrealized)
------------------------------
 Total from investment            .90       .77        .30      .70      1.23
operations
-------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends (from net             (.90 )    (.96 )     (.93)    (.95)     (.98)
investment income)
 Distributions (from capital        -         -          -     (.14)        -
gains)
-------------------------------------------------------------------------------
 Total distributions             (.90 )    (.96 )     (.93)   (1.09)     (.98)
-------------------------------------------------------------------------------
 NET ASSET VALUE, END OF      $ 12.79    $12.79     $12.98   $13.61    $14.00
YEAR
-------------------------------------------------------------------------------
 TOTAL RETURN/2/                 7.15 %    6.19 %     2.29%    5.17%     9.24%
-------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (in  $11,223    $9,366     $9,477   $9,541    $8,176
millions)
-------------------------------------------------------------------------------
 Ratio of expenses to             .71 %     .72 %      .69%     .66%      .68%
average net assets
-------------------------------------------------------------------------------
 Ratio of net income to          7.17 %    7.35 %     6.96%    6.94%     6.95%
average net assets
 Portfolio turnover rate           64 %      62 %       47%      66%       52%


1 Based on average shares outstanding.
2 Total returns exclude all sales charges, including contingent deferred sales charges.

                                          The Bond Fund of America / Prospectus

Appendix

Moody's Investors Service, Inc. (Moody's) rates the long-term debt securities
-----------------------------------------
issued by various entities from "Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:

"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."

"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."

The Bond Fund of America / Prospectus

"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."

"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."

Standard & Poor's Corporation (Standard & Poor's) rates the long-term debt
-------------------------------------------------
securities of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:

AAA - "An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong."

AA - "An obligation rated 'AA' differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong."

A - "An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong."

BBB - "An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions."

BB - "An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation."

B - "An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation."

CCC - "An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation."

                                          The Bond Fund of America / Prospectus

CC - "An obligation rated 'CC' is currently highly vulnerable to nonpayment."

C - "A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying."

D - "An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized."

The Bond Fund of America / Prospectus

NOTES

                                          The Bond Fund of America / Prospectus

NOTES


                                       20

The Bond Fund of America / Prospectus

NOTES

                                          The Bond Fund of America / Prospectus

[logo - American Funds (sm)]


                                          The right choice for the long term/SM/


          FOR SHAREHOLDER         American Funds Service Company
          SERVICES                800/421-0180
          FOR RETIREMENT PLAN     Call your employer or plan
          SERVICES                administrator
          FOR DEALER SERVICES     American Funds Distributors
                                  800/421-9900
                                  American FundsLine(R)
          FOR 24                  800/325-3590
          -HOUR INFORMATION       American FundsLine OnLine(R)
                                  www.americanfunds.com
          Telephone conversations may be recorded or monitored
          for verification, recordkeeping and quality assurance
          purposes.
-----------------------------------------------------------------------------------


MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS The shareholder reports contain additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The Retirement Plan SAI contains more detailed information on all aspects of the fund, including the fund's financial statements, and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the fund and the fund's investment adviser and its affiliated companies.

The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

If you would like to receive individual copies of these documents, or a free copy of the Retirement Plan SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at 333 South Hope Street, Los Angeles, California 90071.




[LOGO - recycled bug





Printed on recycled paper                  Investment Company File No. 811-2444
RPBFA-010-0502/MC
-------------------------------------------------------------------------------
THE CAPITAL GROUP COMPANIES
American Funds        Capital Research and Management     Capital International
Capital Guardian        Capital Bank and Trust

                         THE BOND FUND OF AMERICA, INC.

                                     Part B
                                Retirement Plan
                      Statement of Additional Information

                                  May 15, 2002


This document is not a prospectus but should be read in conjunction with the current Retirement Plan Prospectus of The Bond Fund of America (the "fund" or "BFA") dated May 15, 2002. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                         The Bond Fund of America, Inc.
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                 (213) 486-9200

                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        9
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . .       11
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       22
Purchase, Exchange and Sale of Shares . . . . . . . . . . . . . . .       26
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       28
Class A Sales Charge Reductions . . . . . . . . . . . . . . . . . .       30
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       32
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       33
Shareholder Account Services and Privileges . . . . . . . . . . . .       34
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       34
General Information . . . . . . . . . . . . . . . . . . . . . . . .       35
Class A Share Investment Results and Related Statistics . . . . . .       36
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       38
Financial Statements




                       The Bond Fund of America - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

..    The fund will invest at least 80% of its assets in bonds (for purposes of this limit, bonds include any debt instrument and cash equivalents, and may include certain preferred securities).
..    The fund will invest at least 60% of its assets in debt securities rated A or better by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or in unrated securities that are determined to be of comparable quality at time of purchase, including U.S. government securities, and cash or money market instruments.
..    The fund may invest up to 40% of its assets in debt securities rated below
     A by Moody's or S&P or in unrated securities that are determined to be of comparable quality.
..    The fund may invest up to 35% of its assets in debt securities rated Ba and
     BB or below by Moody's or S&P or in unrated securities determined to be of comparable quality. However, it is the fund's current practice not to invest more than 25% of its assets in debt securities rated Ba and BB or below or unrated but determined to be of equivalent quality.
..    The fund may invest up to 10% of its assets in preferred stocks.
..    The fund may invest up to 25% of its assets in securities of issuers domiciled outside the U.S.
..    While the fund may not make direct purchases of common stocks or warrants or rights to acquire common stocks, the fund may invest in debt securities that are issued together with common stock or other equity interests or in securities that have equity conversion, exchange, or purchase rights. The fund may hold up to 5% of its assets in common stock, warrants and rights acquired after sales of the corresponding debt securities.
..    The fund may invest up to 5% of its assets in IOs and POs.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."


DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general, their prices decline when interest rates rise and increase when interest rates fall.


Lower rated bonds, rated Ba or below by Moody's and BB or below by S&P or unrated but considered to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of


                       The Bond Fund of America - Page 2
general economic difficulty. It may be more difficult to dispose of, or to determine the value of, lower rated bonds.


Certain risk factors relating to lower rated bonds are discussed below:


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - Lower rated bonds, like other bonds, may be sensitive to adverse economic changes and political and corporate developments and may be sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience increased financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of lower rated bonds.

     PAYMENT EXPECTATIONS - Lower rated bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return to investors. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated bonds.

The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


INFLATION-INDEXED BONDS - The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities, and corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of deflation, principal value will be adjusted downward, reducing the interest payable.


Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stock automatically convert into common stock. The prices and yields of non-convertible preferred


                       The Bond Fund of America - Page 3
stock generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


U.S. TREASURY AND AGENCY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


U.S. agency securities include those issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Tennessee Valley Authority, and Federal Farm Credit Bank System.


PASS-THROUGH SECURITIES - The fund may invest in various debt obligations backed by a pool of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.


"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), FNMA, FHLMC , and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.


Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.


                       The Bond Fund of America - Page 4

"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages. Payments of principal and interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.


"Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.


"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the securities' effective maturities.


"IOs and POs" are issued in portions or tranches with varying maturities and characteristics; some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal payments
(POs); the values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgages which will substantially reduce or eliminate interest payments.


INVESTING IN VARIOUS COUNTRIES - Investing outside the U.S. involves special risks, caused by, among other things: currency controls and fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.


                       The Bond Fund of America - Page 5

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


CURRENCY TRANSACTIONS - The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect the character and timing of income, gain or loss recognized by the fund for U.S. federal income tax purposes.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


The fund may also enter into "roll" transactions which are the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement. The fund intends to treat roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940 (the "1940 Act").


                       The Bond Fund of America - Page 6

The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions.


REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.


REAL ESTATE INVESTMENT TRUSTS - The fund may invest in debt securities issued by real estate investment trusts (REITs), which are pooled investment vehicles that primarily invest in real estate or real estate related loans. REITs are not taxed on income distributed to shareholders provided they meet requirements imposed by the Internal Revenue Code. The risks associated with REIT debt investments are similar to the risks of investing in corporate-issued debt. In addition, the return on REITs is dependent on such factors as the skill of management and the real estate environment in general. Debt that is issued by REITs is typically rated by the credit rating agencies as investment grade or above.


CASH AND CASH EQUIVALENTS - These securities include: (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset-backed commercial paper)), (ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


LOAN PARTICIPATIONS AND ASSIGNMENTS - The fund may invest, subject to an overall 10% limit on loans, in loan participations or assignments. Loan participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to loan, nor any rights of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.


                       The Bond Fund of America - Page 7

When the fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The fund anticipates that such securities could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.


INVERSE FLOATING RATE NOTES - The fund may invest to a very limited extent (no more than 1% of its assets) in inverse floating rate notes (a type of derivative instrument). These notes have rates that move in the opposite direction of prevailing interest rates. A change in prevailing interest rates will often result in a greater change in the instruments' interest rates. As a result, these instruments may have a greater degree of volatility than other types of interest-bearing securities.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


MATURITY - There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.


LOANS OF PORTFOLIO SECURITIES - The fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the Investment Adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 33 1/3% of the value of its total assets, measured at the time any such loan is made. There is no current intent to engage in this investment practice over the next 12 months.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage


                       The Bond Fund of America - Page 8
commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved, although the price usually includes a profit to the dealer.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio was replaced once per year. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


These restrictions provide that the fund may not:


1. With respect to 75% of the fund's total assets, purchase the security of any issuer (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), if as a result, (a) more than 5% of the fund's total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

     Concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2.   Invest in companies for the purpose of exercising control or management;

3. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

4. Buy or sell commodities or commodity contracts in the ordinary course of its business, provided, however, that this shall not prohibit the fund from purchasing or selling currencies including forward currency contracts;

5. Invest more than 15% of the value of its net assets in securities that are illiquid;

6. Engage in the business of underwriting of securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933;


                       The Bond Fund of America - Page 9

7. Make loans in an aggregate amount in excess of 10% of the value of the fund's total assets, taken at the time any loan is made, provided, (i) that the purchase of debt securities pursuant to the fund's investment objectives and entering into repurchase agreements maturing in seven days or less shall not be deemed loans for the purposes of this restriction, and (ii) that loans of portfolio securities as described under "Loans of Portfolio Securities," shall be made only in accordance with the terms and conditions therein set forth;

8. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

9.   Purchase securities at margin;

10. Borrow money except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets.

Notwithstanding Investment Restriction #8, the fund has no current intention (at least during the next 12 months) to sell securities short to the extent the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.


NON-FUNDAMENTAL POLICIES - The fund has adopted the following non-fundamental investment policy, which may be changed by action of the Board of Directors without shareholder approval: the fund may not invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended.





                       The Bond Fund of America - Page 10

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

                                     YEAR FIRST                                       NUMBER OF BOARDS
                        POSITION      ELECTED                                          WITHIN THE FUND     OTHER DIRECTORSHIPS/3/
                        WITH THE     A DIRECTOR     PRINCIPAL OCCUPATION(S) DURING   COMPLEX/2/ ON WHICH            HELD
     NAME AND AGE         FUND     OF THE FUND/1/            PAST 5 YEARS              DIRECTOR SERVES           BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 Richard G. Capen,       Director       1999        Corporate Director and author;           14            Carnival Corporation
 Jr.                                                former United States
 Age: 67                                            Ambassador to Spain; former
                                                    Vice Chairman, Knight Ridder,
                                                    Inc.; former Chairman and
                                                    Publisher, The Miami Herald
                                                               ----------------
-----------------------------------------------------------------------------------------------------------------------------------
 H. Frederick            Director       1974        Private Investor; former                 19            Ducommun
 Christie                                           President and Chief Executive                          Incorporated;IHOP
 Age: 68                                            Officer, The Mission Group                             Corporation;Southwest
                                                    (non-utility holding company                           Water Company;Valero
                                                    subsidiary of Southern                                 L.P.
                                                    California Edison Company)
-----------------------------------------------------------------------------------------------------------------------------------
 Diane C. Creel          Director       1994        CEO and President, The Earth             12            Allegheny
 Age: 53                                            Technology Corporation                                 Technologies;BF
                                                    (international consulting                              Goodrich;Teledyne
                                                    engineering)                                           Technologies
-----------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton           Director       1989        Managing Director, Senior                16            None
 Age: 66                                            Resource Group LLC
                                                    (development and management of
                                                    senior living communities)
-----------------------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller       Director       1994        President, Fuller Consulting             13            None
 Age: 55                                            (financial management
                                                    consulting firm)
-----------------------------------------------------------------------------------------------------------------------------------
 Richard G. Newman       Director       1991        Chairman and CEO, AECOM                  13            Southwest Water Company
 Age: 67                                            Technology Corporation
                                                    (engineering, consulting and
                                                    professional services)
-----------------------------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez        Director       1999        President, The Sanchez Family            12            None
 Age: 58                                            Corporation dba McDonald's
                                                    Restaurants (McDonald's
                                                    licensee)
-----------------------------------------------------------------------------------------------------------------------------------




                       The Bond Fund of America - Page 11

                                                         PRINCIPAL OCCUPATION(S) DURING
                                        YEAR FIRST              PAST 5 YEARS AND
                                         ELECTED                 POSITIONS HELD               NUMBER OF BOARDS
                         POSITION       A DIRECTOR          WITH AFFILIATED ENTITIES           WITHIN THE FUND
                         WITH THE     AND/OR OFFICER      OR THE PRINCIPAL UNDERWRITER       COMPLEX/2/ ON WHICH
    NAME AND AGE           FUND       OF THE FUND/1/               OF THE FUND                 DIRECTOR SERVES
------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4,5/
------------------------------------------------------------------------------------------------------------------------------------
 Don R. Conlan         Director            1996        President (retired), The Capital               7
 Age: 66                                               Group Companies, Inc.*
------------------------------------------------------------------------------------------------------------------
 Abner D. Goldstine    President,          1974        Senior Vice President and Director,           12
 Age: 72               Principal                       Capital Research and Management
                       Executive                       Company
                       Officer and
                       Director
------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.    Chairman of         1985        Executive Vice President and                  16
 Age: 53               the Board                       Director, Capital Research and
                                                       Management Company; Director,
                                                       American Funds Distributors, Inc.*;
                                                       Director, The Capital Group
                                                       Companies, Inc.*
------------------------------------------------------------------------------------------------------------------




                       OTHER DIRECTORSHIPS/3/ HELD
    NAME AND AGE               BY DIRECTOR
---------------------------------------------------
 "INTERESTED" DIRECTORS/4,5/
----------------------------------------------------
 Don R. Conlan         None
 Age: 66
---------------------------------------------------
 Abner D. Goldstine    None
 Age: 72
---------------------------------------------------
 Paul G. Haaga, Jr.    None
 Age: 53
---------------------------------------------------




                       The Bond Fund of America - Page 12

                                                                                    PRINCIPAL OCCUPATION(S) DURING
                               POSITION         YEAR FIRST ELECTED                  PAST 5 YEARS AND POSITIONS HELD
                               WITH THE             AN OFFICER                         WITH AFFILIATED ENTITIES
     NAME AND AGE                FUND             OF THE FUND/1/               OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 David C. Barclay       Senior Vice President          1997          Senior Vice President and Director, Capital Research and
 Age: 45                                                             Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Mark R. Macdonald      Senior Vice President          2001          Vice President - Investment Management Group, Capital
 Age: 43                                                             Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 John H. Smet           Senior Vice President          1994          Senior Vice President, Capital Research and Management
 Age: 45                                                             Company
-----------------------------------------------------------------------------------------------------------------------------------
 Michael J. Downer          Vice President             1994          Vice President and Secretary, Capital Research and Management
 Age: 47                                                             Company; Secretary, American Funds Distributors, Inc.*;
                                                                     Director, Capital Bank and Trust Company*
-----------------------------------------------------------------------------------------------------------------------------------
 Julie F. Williams            Secretary                1982          Vice President - Fund Business Management Group, Capital
 Age: 53                                                             Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Anthony W. Hynes,            Treasurer                1993          Vice President - Fund Business Management Group, Capital
 Jr.                                                                 Research and Management Company
 Age: 39
-----------------------------------------------------------------------------------------------------------------------------------
 Kimberly S. Verdick     Assistant Secretary           1994          Assistant Vice President - Fund Business Management Group,
 Age: 37                                                             Capital Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Susi M. Silverman       Assistant Treasurer           2001          Vice President - Fund Business Management Group, Capital
 Age: 32                                                             Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------



* Company affiliated with Capital Research and Management Company.
1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 This includes all directorships (other than those in the American Funds Group) that are held by each director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities (including the fund's principal underwriter).
5 All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                       The Bond Fund of America - Page 13

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2001

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Richard J. Capen, Jr.              None                   Over $100,000
-------------------------------------------------------------------------------
 H. Frederick Christie              None                   Over $100,000
-------------------------------------------------------------------------------
 Diane C. Creel                 $1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 Martin Fenton               $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Leonard R. Fuller           $10,001 - $50,000          $50,001 - $100,000
-------------------------------------------------------------------------------
 Richard G. Newman              $1 - $10,000               Over $100,000
-------------------------------------------------------------------------------
 Frank M. Sanchez               $1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 Don R. Conlan                  $1 - $10,000               Over $100,000
-------------------------------------------------------------------------------
 Abner D. Goldstine            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.            Over $100,000               Over $100,000
-------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges:  None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "interested" directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities (including the fund's principal underwriter).

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED DECEMBER 31, 2001

No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or its affiliates. The fund pays annual fees of $10,000 to Directors who are not affiliated with the Investment Adviser, plus $200 for each Board of Directors meeting attended; $2,520 per Contracts Committee meeting attended; and $1,000 per Audit and Nominating Committee meeting attended. Certain of the fund's directors may also serve as Committee members for other American Funds whose Committees meet jointly with those of the fund. Accordingly, the Committee fees are allocated among the funds participating.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser.


                       The Bond Fund of America - Page 14

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 Richard J. Capen,              $13,600/3/                        $ 94,600/3/
 Jr.
------------------------------------------------------------------------------------------
 H. Frederick                   $13,600/3/                        $201,100/3/
 Christie
------------------------------------------------------------------------------------------
 Diane C. Creel                 $11,000/3/                        $ 50,600/3/
------------------------------------------------------------------------------------------
 Martin Fenton                  $11,300/3/                        $183,600/3/
------------------------------------------------------------------------------------------
 Leonard R. Fuller              $13,600/3/                        $ 79,100/3/
------------------------------------------------------------------------------------------
 Richard G. Newman              $11,300                           $118,600
------------------------------------------------------------------------------------------
 Frank M. Sanchez               $11,300                           $ 54,100
------------------------------------------------------------------------------------------


1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2001 fiscal year for participating Directors is as follows: Richard G. Capen, Jr. ($23,969), H. Frederick Christie ($16,719), Diane C. Creel ($40,321), Martin Fenton ($31,396) and Leonard R. Fuller ($63,470). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

As of April 15, 2002, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS

The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on December 3, 1973.


All fund operations are supervised by the fund's Board of Directors, which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including Class A, R-1, R-2, R-3, R-4 and R-5 shares. Class R shares are generally only available to employer-sponsored retirement plans. The shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and


                       The Bond Fund of America - Page 15
on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


COMMITTEES OF THE BOARD OF DIRECTORS

The fund has an Audit Committee comprised of Richard G. Capen, Jr., H. Frederick Christie and Leonard R. Fuller, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee oversees the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent auditors and the full Board of Directors. There were four Audit Committee meetings held during the 2001 fiscal year.


The fund has a Contracts Committee comprised of Richard G. Capen, Jr., H. Frederick Christie, Diane C. Creel, Martin Fenton, Leonard R. Fuller, Richard G. Newman and Frank M. Sanchez, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its Investment Adviser or the Investment Adviser's affiliates, such as the investment advisory and service agreement, principal underwriting agreement, and plans of distribution under rule 12b-1, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. There was one Contracts Committee meeting during the 2001 fiscal year.


The fund has a Nominating Committee comprised of Richard G. Capen, Jr., H. Frederick Christie, Diane C. Creel, Martin Fenton, Leonard R. Fuller, Richard G. Newman and Frank M. Sanchez, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates candidates for independent directors to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board.
 Such suggestions must be sent in writing to the Nominating Committee of the fund, c/o the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. There were no Nominating Committee meetings during the 2001 fiscal year.


INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The


                       The Bond Fund of America - Page 16

Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until October 31, 2002, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


In determining whether to renew the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the Investment Adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors. At its most recent meeting, the Committee considered a number of factors in recommending renewal of the existing Agreement, including the quality of services provided to the fund, fees and expenses borne by the fund, and financial results of the Investment Adviser.


In reviewing the quality of the services provided to the fund, the Committee noted that, although the fund's relative results were less favorable in 2000, its results for the six months and ten years ended June 30, 2001 placed it among the upper rankings of its peer group. The Committee discussed types of debt instruments represented in the fund's portfolio as compared to other funds in its peer group and the impact of these differences on the fund's relative results. The Committee also considered the quality and depth of the Investment Adviser's organization in general and of the investment professionals currently providing services to the fund.


In reviewing the fees and expenses borne by the fund, the Committee noted, among other things, that the fund's advisory fees and its total expenses over various periods as a percentage of its average net assets were highly favorable in relation to its peer group. The Committee also considered steps taken in recent years by the Investment Adviser to help control the fund's transfer agency expenses.


                       The Bond Fund of America - Page 17

Based on their review, the Committee and the Board concluded that the advisory fees and expenses of the fund are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received reasonable value in return for paying fees and expenses.


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


The management fee is based upon the net assets of the fund and monthly gross investment income. Gross investment income is determined in accordance with generally accepted accounting principles and does not include gains or losses from sales of capital assets.


The management fee is based on the following rates and average daily net asset levels:


                                NET ASSET LEVEL

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------
         0.30%                $             0            $    60,000,000
------------------------------------------------------------------------------
         0.21                      60,000,000              1,000,000,000
------------------------------------------------------------------------------
         0.18                   1,000,000,000              3,000,000,000
------------------------------------------------------------------------------
         0.16                   3,000,000,000              6,000,000,000
------------------------------------------------------------------------------
         0.15                   6,000,000,000             10,000,000,000
------------------------------------------------------------------------------
         0.14                  10,000,000,000
------------------------------------------------------------------------------


The agreement also provides for fees based on monthly gross investment income at the following rates:


                        MONTHLY GROSS INVESTMENT INCOME

            RATE                     IN EXCESS OF                  UP TO
-----------------------------------------------------------------------------------
            2.25%                     $        0                 8,333,333
-----------------------------------------------------------------------------------
            2.00                       8,333,333
-----------------------------------------------------------------------------------



                       The Bond Fund of America - Page 18

Assuming average daily net assets of $12.5 billion and gross investment income levels of 5%, 6%, 7%, 8% and 9%, management fees would be .26%, .28%, .30%, .32%
and .34%, respectively.


The Investment Adviser has agreed to reduce the fee payable to it under the agreement by (a) the amount by which the ordinary operating expenses of the fund for any fiscal year of the fund, excluding interest, taxes and extraordinary expenses such as litigation, exceed the greater of (i) 1% of the average month-end net assets of the fund for such fiscal year, or (ii) 10% of the fund's gross investment income, and (b) by any additional amount necessary to assure that such ordinary operating expenses of the fund in any year after such reduction do not exceed the lesser of (i) 1 1/2% of the first $30 million of average month-end net assets of the fund, plus 1% of the average month-end net assets in excess thereof, or (ii) 25% of the fund's gross investment income. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding these limits, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


For the fiscal years ended 2001, 2000 and 1999, the Investment Adviser received from the fund advisory fees of $34,818,000, $30,566,000 and $30,826,000, respectively.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser relating to the fund's R share classes will continue in effect until October 31, 2002, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's R share classes. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties providing such services.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets for each R share class except Class R-5 shares. For Class R-5 shares, the administrative fee is paid monthly, accrued daily and calculated at the annual rate of 0.10% of the average daily net assets of Class R-5 shares.


                       The Bond Fund of America - Page 19

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell the shares.


Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                COMMISSIONS,        ALLOWANCE OR

                                              FISCAL YEAR          REVENUE          COMPENSATION
--------------------------------------------------------------
                                                              OR FEES RETAINED       TO DEALERS
                                                              --------------------------------------
                 CLASS A                         2001            $7,881,000          $30,392,000
                                                 2000             3,608,000           13,941,000
                                                 1999             6,279,000           26,010,000
----------------------------------------------------------------------------------------------------


The fund has adopted Plans of Distribution (the "Plans"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include: shareholder services; savings to the fund in transfer agency costs; savings to the fund in advisory fees and other expenses; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (i) for Class A shares, up to 0.25% of its average daily net assets attributable to Class A shares; (ii) for Class R-1 shares, 1.00% of its average daily net assets attributable to Class R-1 shares; (iii) for Class R-2 shares, up to 1.00% of its average daily net assets attributable to Class R-2 shares; (iv) for Class R-3 shares, up to 0.75% of its average daily net assets attributable to Class R-3 shares; and (v) for Class R-4 shares, up to 0.50% of its average daily net assets attributable to Class R-4 shares.


                       The Bond Fund of America - Page 20

The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.


For Class A shares, (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares, in excess of the Class A Plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable. As of December 31, 2001, unreimbursed expenses which remain subject to reimbursement under the Plan for Class A shares totaled $10,953,000.


For Class R-1 shares (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class R-2 shares, currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-3 shares, currently (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-4 shares, currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers.


During the 2001 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                               12B-1 EXPENSES            12B-1 LIABILITY

--------------------------        ACCRUED                  OUTSTANDING
                          ----------------------------------------------------
        CLASS A                 $26,032,000                 $1,770,000
------------------------------------------------------------------------------



OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently, these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments are based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.


                       The Bond Fund of America - Page 21

                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is the interest of shareholders to distribute a lesser amount.


The following information may or may not apply to you depending on whether you hold fund shares in a non-taxable account, such as a qualified retirement plan.
 Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class. Dividends and capital gains distributed by the fund to a retirement plan currently are not taxable.


                       The Bond Fund of America - Page 22

     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the


                       The Bond Fund of America - Page 23
     date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as short-term capital gain.


     Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION - In January of each year, individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also


                       The Bond Fund of America - Page 24
may be subject to state and local taxes on distributions received from the fund. Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


Redemptions of shares, including exchanges for shares of another American Fund, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts


                       The Bond Fund of America - Page 25
and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                     PURCHASE, EXCHANGE AND SALE OF SHARES

PURCHASES - Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct recordkeeping programs.


Class R shares are generally only available to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Class R shares are also generally only available to retirement plans where plan level or omnibus accounts (i.e., no participant accounts) are held on the books of a fund. In addition, Class R-5 shares are generally only available to retirement plans with at least $1 million or more in plan assets. This minimum does not apply to clients of the Personal Investment Management division of Capital Guardian Trust Company. Class R shares are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and CollegeAmerica accounts.


Eligible retirement plans may generally open an account and purchase Class A and R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in the fund's prospectus and statement of additional information) authorized to sell the fund's shares. Additional shares may be purchased through a plan's administrator or recordkeeper.


THE FUND AND THE PRINCIPAL UNDERWRITER RESERVE THE RIGHT TO REJECT ANY PURCHASE
 ORDER.

EXCHANGES - Shares of the fund generally may be exchanged into shares of the same class of other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of Class A shares from the money market funds purchased without a sales charge generally will be subject to the appropriate sales charge, unless the money market fund shares were acquired by an exchange from a fund having a sales charge.


Shares may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. EXCHANGE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


SALES - Shares of the fund may be sold by contacting your plan administrator or recordkeeper. Shares are sold at the net asset value next determined after the request is received in good order by the Transfer Agent, dealer or any of their designees.


                       The Bond Fund of America - Page 26

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


Proceeds from a redemption or a dividend or capital gain distribution may be reinvested without a sales charge in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Proceeds will be reinvested in the same share class from which the original redemption or distribution was made. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after the request is received and accepted by the Transfer Agent.


FUND NUMBERS - Here are the fund numbers for use when making share transactions:

                                                                                              FUND NUMBERS
                                                                                ------------------------------------------
                                                                                CLASS  CLASS  CLASS  CLASS  CLASS   CLASS
FUND                                                                              A     R-1    R-2    R-3    R-4     R-5
--------------------------------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    002   2102   2202   2302   2402    2502
American Balanced Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    011   2111   2211   2311   2411    2511
American Mutual Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    003   2103   2203   2303   2403    2503
Capital Income Builder/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . .    012   2112   2212   2312   2412    2512
Capital World Growth and Income Fund/SM/  . . . . . . . . . . . . . . . . . .    033   2133   2233   2333   2433    2533
EuroPacific Growth Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    016   2116   2216   2316   2416    2516
Fundamental Investors/SM/ . . . . . . . . . . . . . . . . . . . . . . . . . .    010   2110   2210   2310   2410    2510
The Growth Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    005   2105   2205   2305   2405    2505
The Income Fund of America/(R)/ . . . . . . . . . . . . . . . . . . . . . . .    006   2106   2206   2306   2406    2506
The Investment Company of America/(R)/  . . . . . . . . . . . . . . . . . . .    004   2104   2204   2304   2404    2504
The New Economy Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    014   2114   2214   2314   2414    2514
New Perspective Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . . . .    007   2107   2207   2307   2407    2507
New World Fund/SM/  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    036   2136   2236   2336   2436    2536
SMALLCAP World Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . . .    035   2135   2235   2335   2435    2535
Washington Mutual Investors Fund/SM/  . . . . . . . . . . . . . . . . . . . .    001   2101   2201   2301   2401    2501
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/ . . . . . . . . . . . . . . . .    040    N/A    N/A    N/A    N/A    2540
American High-Income Trust/SM/  . . . . . . . . . . . . . . . . . . . . . . .    021   2121   2221   2321   2421    2521
The Bond Fund of America/SM/  . . . . . . . . . . . . . . . . . . . . . . . .    008   2108   2208   2308   2408    2508
Capital World Bond Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . .    031   2131   2231   2331   2431    2531
Intermediate Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . . .    023   2123   2223   2323   2423    2523
Limited Term Tax-Exempt Bond Fund of America/SM/  . . . . . . . . . . . . . .    043    N/A    N/A    N/A    N/A    2543
The Tax-Exempt Bond Fund of America/(R)/  . . . . . . . . . . . . . . . . . .    019    N/A    N/A    N/A    N/A    2519
The Tax-Exempt Fund of California/(R)/* . . . . . . . . . . . . . . . . . . .    020    N/A    N/A    N/A    N/A    2520
The Tax-Exempt Fund of Maryland/(R)/* . . . . . . . . . . . . . . . . . . . .    024    N/A    N/A    N/A    N/A    2524
The Tax-Exempt Fund of Virginia/(R)/* . . . . . . . . . . . . . . . . . . . .    025    N/A    N/A    N/A    N/A    2525
U.S. Government Securities Fund/SM/ . . . . . . . . . . . . . . . . . . . . .    022   2122   2222   2322   2422    2522
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . . . . . . . . . . . . . . . . . .    009   2109   2209   2309   2409    2509
The Tax-Exempt Money Fund of America/SM/  . . . . . . . . . . . . . . . . . .    039    N/A    N/A    N/A    N/A    2539
The U.S. Treasury Money Fund of America/SM/ . . . . . . . . . . . . . . . . .    049   2149   2249   2349   2449    2549
___________
*Available only in certain states.



                       The Bond Fund of America - Page 27

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)

                                                                                             DEALER
                                                                     SALES CHARGE AS       COMMISSION
                                                                    PERCENTAGE OF THE:    AS PERCENTAGE
                                                                    ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                                              NET AMOUNT  OFFERING     OFFERING
                                                                   -INVESTED-   PRICE         PRICE
------------------------------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .                                  6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .                                  5.26       5.00          4.25
$50,000 but less than $100,000. .                                    4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .                                   3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .                                    3.63       3.50          2.75
$250,000 but less than $500,000 .                                    2.56       2.50          2.00
$500,000 but less than $750,000 .                                    2.04       2.00          1.60
$750,000 but less than $1 million                                    1.52       1.50          1.20
$1 million or more. . . . . . . .                                    none       none          none
----------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC.


403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment


                       The Bond Fund of America - Page 28
process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4)  insurance company separate accounts;

(5)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(6) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

(7) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, as determined by a Vice President or more senior officer of the Capital Research and Management Company Fund Administration Unit; and

(8) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or


                       The Bond Fund of America - Page 29
more or with 100 or more eligible employees, IRA rollover accounts of $1 million or more (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on investments in Class A shares are paid at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class R-1 shares, annual asset-based compensation of 1.00% is paid by the Principal Underwriter to dealers who sell Class R-1 shares.


For Class R-2 shares, annual asset-based compensation of 0.75% is paid by the Principal Underwriter to dealers who sell Class R-2 shares.


For Class R-3 shares, annual asset-based compensation of 0.50% is paid by the Principal Underwriter to dealers who sell Class R-3 shares.


For Class R-4 shares, annual asset-based compensation of 0.25% is paid by the Principal Underwriter to dealers who sell Class R-4 shares.


No dealer compensation is paid on sales of Class R-5 shares. The fund has not adopted a plan for Class R-5 shares; accordingly no 12b-1 fee is paid from Class R-5 assets.


                        CLASS A SALES CHARGE REDUCTIONS

REDUCING YOUR CLASS A SALES CHARGE - You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of


                       The Bond Fund of America - Page 30
     shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below) may be credited toward satisfying the Statement.

     During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Individual purchases by a trustee(s) or other fiduciary(ies) may be aggregated if the investments are:

     .for a fiduciary account, including employee benefit plans other than individual-type employee benefit plans, such as an IRA, 403(b) plan (except as described below), or single-participant Keogh-type plan;

     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above; or

     .for participant accounts of a 403(b) plan that are treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.


                       The Bond Fund of America - Page 31

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described under the aggregation policy, you may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in: i) Class A shares at net asset value; ii) Class A shares subject to the applicable initial sales charge; iii) Class B shares; iv) Class C shares; or v) Class F shares. Plan assets invested in Class A shares with a sales charge, B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.


Plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above).


IRA rollovers that do not indicate which share class plan assets should be invested in and which do not have an adviser associated with the account will be invested in Class F shares. Additional plan assets may be rolled into the account holding F shares; however, subsequent contributions will not be allowed to be invested in F shares.


                       The Bond Fund of America - Page 32

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by authority of the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


                       The Bond Fund of America - Page 33

2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, and purchases through certain retirement plans, will be confirmed at least quarterly.


REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


While payment of redemptions normally will be in cash, the fund's Articles of Incorporation permits payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent. Certificates are not available for the R share classes.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the


                       The Bond Fund of America - Page 34

Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, if applicable, for the fiscal years ended December 31, 2001, 2000 and 1999, amounted to $17,370,000, $10,100,000 and $10,164,000, respectively.


The fund is required to disclose information regarding investments in the securities of broker-dealers (or parent companies of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, J.P. Morgan Securities, Inc, and UBS Warburg were among the top 10 dealers that received the largest amount of brokerage commissions and that acted as principals in portfolio transactions. The fund held debt securities of J.P. Morgan Chase & Co. and UBS Preferred Funding Trust in the amount of $9,367,000 and $6,131,000 respectively, as of the close of its most recent fiscal year.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $10,892,000 for Class A shares for the 2001 fiscal year.


INDEPENDENT AUDITORS - Deloitte & Touche LLP, Two California Plaza, 350 South Grand Avenue, Suite 200, Los Angeles, CA 90071, serves as the fund's independent auditors providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent auditors is reviewed and determined annually by the Board of Directors.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on December 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive


                       The Bond Fund of America - Page 35
additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
    MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- DECEMBER 31, 2001

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $12.79
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $13.29


            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 6.46% based on a 30-day (or one month) period ended December 31, 2001, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula as required by the Securities and Exchange Commission:


     YIELD = 2[((a-b)/cd + 1)/6/ -1]

     Where:  a   = dividends and interest earned during the period.

             b   = expenses accrued for the period (net of reimbursements).

             c   = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   = the maximum offering price per share on the last day of the period.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


                       The Bond Fund of America - Page 36

The fund's one-year total return and five- and ten-year average annual total returns at the maximum offering price for the periods ended December 31, 2001 were 3.12%, 5.17% and 6.97%, respectively. The fund's one-year total return and five- and ten-year average annual total returns at net asset value for the periods ended December 31, 2001 were 7.15%, 5.98% and 7.37%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 3.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C, F, 529 and R shares.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's,
                                                                      --------
Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine,
------  -------  ----------------------  -------------------------------------
Money, U.S. News and World Report and The Wall Street Journal.
-----  --------------------------     -----------------------


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).


                       The Bond Fund of America - Page 37

                                    APPENDIX
                          Description of Bond Ratings

BOND RATINGS - The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's") are based on the analysis and represents a judgment expressed in shorthand terms of the strengths and weaknesses of the bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


                       The Bond Fund of America - Page 38

"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


Standard & Poor's rates the long-term debt securities of various entities in
-----------------
categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


AAA
"An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong."


AA
"An obligation rated 'AA' differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong."


A
"An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions that obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong."


BBB
"An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions."


BB
"An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation."

B
"An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation."


                       The Bond Fund of America - Page 39

CCC
"An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation."

CC
"An obligation rated 'CC' is currently highly vulnerable to nonpayment."

C
"A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying."

D
"An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized."


                       The Bond Fund of America - Page 40

Bond Fund of America
Investment Portfolio
12/31/2001

[begin pie chart]
Corporate Bonds                                                       52.6%
Federal Agency Mortgage Pass-Through Securities                        9.3
Asset-Backed Securities                                                8.7
Cash & Equivalents                                                     8.4
U.S. Treasury Notes & Bonds                                            7.5
Commercial Mortgage-Backed Securities                                  5.3
Governments & Governmental Bodies {Excluding U.S.}                     4.8
Other Mortgage-Backed Securities                                       1.8
Federal Agency Notes & Bonds                                           1.4
Equity-Related Securities                                              0.2

[end pie chart]

                                                                                     Shares or
                                                                                     Principal        Market  Percent
                                                                                        Amount         Value   of Net
Bonds, Notes & Preferred Stocks                                                          (000)         (000)   Assets
MEDIA  -  8.01%
Charter Communications Holdings, LLC:
 10.75% 2009                                                                  $    4,000          $     4,240
 0%/11.75% 2010 (1)                                                                5,600                3,976
 0%/9.92% 2011 (1)                                                                39,250               28,260
 11.125% 2011                                                                     12,763               13,593
 0%/11.75% 2011 (1)                                                               61,300               37,086
 0%/13.50% 2011 (1)                                                               48,500               32,252
Avalon Cable Holdings LLC 0%/11.875% 2008 (1)                                      5,625                4,648    1.04%
Liberty Media Corp.:
 7.75% 2009                                                                       11,950               12,022
 7.875% 2009                                                                      39,880               40,405
 8.50% 2029                                                                        9,500                9,278
 8.25% 2030                                                                       29,750               28,127      .75
Adelphia Communications Corp.:
 10.50% 2004                                                                       2,000                2,010
 10.25% 2006                                                                      18,500               18,962
 8.375% 2008                                                                       5,000                4,575
 Series B, 13.00% preferred 2009  (2)                                            112,950 Shares        11,295
 10.875% 2010                                                                 $    1,250                1,262
 10.25% 2011                                                                      30,000               30,075
Century Communications, Inc.:
 0% 2003                                                                           9,000                8,010
 8.75% 2007                                                                        2,200                2,090
FrontierVision 11.00% 2006                                                           700                  721      .66
Fox/Liberty Networks, LLC, FLN Finance, Inc.:
 8.875% 2007                                                                      30,550               31,772
 0%/9.75% 2007 (1)                                                                36,325               36,507      .57
Clear Channel Communications, Inc.:
 6.00% 2006                                                                        9,050                8,907
 6.625% 2008                                                                       5,375                5,248
 7.65% 2010                                                                       10,000               10,324
Chancellor Media Corp. of Los Angeles:
 Series B, 8.75% 2007                                                              8,625                9,013
 8.00% 2008                                                                       10,000               10,400      .37
Univision Communications Inc. 7.85% 2011                                          42,825               43,362      .36
Young Broadcasting Inc.:
 Series B, 9.00% 2006                                                              2,250                2,115
 Series B, 8.75% 2007                                                             17,750               16,197
 10.00% 2011                                                                      22,750               21,271      .33
Emmis Communications Corp. 0%/12.50% 2011 (1)                                     59,272               36,156      .30
Fox Family Worldwide, Inc.:
 9.25% 2007                                                                        3,495                3,722
 10.25% 2007                                                                      25,687               27,741      .26
A.H. Belo Corp.:
 7.125% 2007                                                                      15,000               14,821
 8.00% 2008                                                                        6,850                7,005
 7.25% 2027                                                                        2,500                2,069
 7.75% 2027                                                                        8,000                7,024      .26
Telemundo Holdings, Inc., Series D, 0%/11.50% 2008 (1)                            31,775               30,027      .25
Comcast UK Cable Partners Ltd. 11.20% 2007                                        25,790               18,569
NTL Communications Corp.:
 12.375% 2008                                                                       Euro 7,250          1,950
 9.875% 2009                                                                       3,350                  903
 0%/11.50% 2009 (1)                                                                8,000                1,567
 Series B, 11.875% 2010                                                       $    3,000                  975
NTL Inc. 12.75% 2005                                                              11,000                3,465      .23
Viacom Inc.:
 6.40% 2006                                                                        5,000                5,174
 7.70% 2010                                                                        8,000                8,710
 6.625% 2011                                                                       8,000                8,147      .18
News America Holdings Inc.:
 6.625% 2008                                                                      16,900               16,934
 8.625% 2014                                                                  A$   5,150                2,537
 8.875% 2023                                                                  $    1,800                1,951      .18
Antenna TV SA:
 9.00% 2007                                                                        9,750                8,482
 9.75% 2008                                                                        Euro 16,000         12,392      .17
American Media Operations, Inc. 10.25% 2009                                   $   19,820               20,018      .17
Key3Media Group, Inc. 11.25% 2011                                                 22,269               18,483      .16
EchoStar DBS Corp. 9.125% 2009 (3)                                                18,000               18,000      .15
Cablevision Industries Corp.:
 8.125% 2009                                                                       9,250                9,532
 9.875% 2013                                                                       2,000                2,120
CSC Holdings, Inc., Series B, 8.125% 2009                                          5,000                5,151      .14
Telewest Communications PLC:
 11.25% 2008                                                                       1,300                  949
 9.875% 2010                                                                      10,200                7,191
 0%/11.375% 2010 (1)                                                              12,500                4,875
TeleWest PLC 9.625% 2006                                                           4,700                3,266      .14
Sinclair Broadcast Group, Inc.:
 10.00% 2005                                                                         500                  516
 8.75% 2007                                                                        1,000                  997
 8.75% 2011 (3)                                                                   13,000               13,065      .12
British Sky Broadcasting Group PLC 8.20% 2009                                     13,500               13,917      .12
TransWestern Publishing Co. LLC, Series F, 9.625% 2007                            12,080               12,442      .10
Carmike Cinemas, Inc., Series B, 9.375% 2009 (4)                                  11,425               11,653      .10
The Ackerley Group, Inc., Series B, 9.00% 2009                                    10,000               10,600      .09
Cumulus Media Inc. 13.75% preferred 2009  (2)  (5)                                10,655 Shares        10,548      .09
Penton Media, Inc. 10.375% 2011                                               $   16,425                9,444      .08
AOL Time Warner Inc. 7.625% 2031                                                   7,500                7,937
Time Warner Companies, Inc.:
 9.15% 2023                                                                          500                  597
 6.95% 2028                                                                          500                  488      .08
Cox Radio, Inc.:
 6.375% 2005                                                                       8,000                7,939
 6.625% 2006                                                                         650                  658      .07
ACME Television, LLC, Series A, 10.875% 2004                                       8,000                7,680      .06
Lenfest Communications, Inc. 7.625% 2008                                           6,750                6,993      .06
Sun Media Corp. 9.50% 2007                                                         6,139                6,293      .05
Gray Communications Systems, Inc.:
 10.625% 2006                                                                      2,000                2,060
 9.25% 2011 (3)                                                                    4,000                3,980      .05
Radio One, Inc., Series B, 8.875% 2011                                             5,500                5,665      .05
Hearst-Argyle Television, Inc. 7.00% 2018                                          6,050                5,082      .04
RBS Participacoes SA 11.00% 2007 (3)                                               7,250                5,021      .04
Sinclair Capital 11.625% preferred 2009                                           47,500 Shares         4,607      .04
Multicanal Participacoes SA, Series B, 12.625% 2004                           $    6,875                4,555      .04
STC Broadcasting, Inc. 11.00% 2007                                                 3,250                2,762      .02
Big City Radio, Inc. 11.25% 2005                                                   5,425                2,712      .02
Globo Comunicacoes e Participacoes SA:
 10.50% 2006 (3)                                                                   1,990                1,398
 10.50% 2006                                                                         690                  485      .02
                                                                                                      958,003     8.01

BANKS & THRIFTS -  7.20%
HSBC Capital Funding LP: (6)
 8.03% noncumulative preferred (undated)                                           Euro 30,000         29,614
 Series 1, 9.547% noncumulative step-up                                       $   38,250               44,348
 perpetual preferred (undated) (3)
 Series 2, 10.176% noncumulative step-up                                          32,000               40,329
perpetual preferred (undated) (3)
Midland Bank 2.25% Eurodollar Note (undated) (6)                                  15,000               12,042     1.06
SocGen Real Estate Co. LLC, Series A, 7.64%                                       83,375               85,929
 (undated) (3)  (6)
Societe Generale 7.85% (undated)  (3)  (6)                                        11,105               11,543      .82
BNP U.S. Funding LLC, Series A, 7.738%                                            41,500               43,794
noncumulative preferred (undated) (3)  (6)
BNP Paribas Capital Trust, 9.003% noncumulative                                   15,000               16,919
 trust preferred (undated) (3)
Banque Nationale de Paris 2.535% (undated) (6)                                    12,500               12,220      .61
Fuji JGB Investment LLC, Series A, 9.87%                                          50,325               39,781
noncumulative preferred (undated) (3)  (6)
IBJ Preferred Capital Co. LLC, Series A,                                          23,930               17,868      .48
8.79% noncumulative preferred (undated) (3)  (6)
Bank of Scotland 7.00% (undated) (3)  (6)                                         30,000               30,287
National Westminster Bank PLC 7.75% (undated) (6)                                 16,000               17,084
Halifax Building Society 8.75% 2006                                               Pounds 3,000          4,827      .44
Royal Bank of Scotland:
 8.375% 2007                                                                       4,900                7,890
 7.648% (undated) (6)                                                         $   32,000               32,396
National Westminster Bank 6.625% (undated)                                          Euro 4,700          4,300      .37
Washington Mutual Bank, FA 6.875% 2011                                        $   20,000               20,558
Washington Mutual Finance 8.25% 2005                                              12,000               13,144
Great Western Financial Trust II,                                                  7,600                7,388
Series A, 8.206% 2027
Ahmanson Capital Trust I Capital Securities,                                       2,030                2,027      .36
 Series A, 8.36% 2026 (3)
Skandinaviska Enskilda Banken AB: (6)
 6.50% (undated) (3)                                                              17,500               17,885
 7.50% (undated)                                                                  23,000               22,997      .34
NB Capital Corp. 8.35% exchangeable depositary shares                          1,200,000 Shares        31,200
National Bank of Canada 3.625% (undated) (6)                                  $    5,000                3,602      .29
Standard Chartered Bank:
 8.00% 2031 (3)                                                                    3,740                3,890
 2.079% (undated) (6)                                                              5,000                3,127
 3.938% Eurodollar Note (undated) (6)                                             15,000                9,535
Standard Chartered Capital Trust I 8.16% (undated) (6)                             Euro 10,000          9,169      .22
GS Escrow Corp.:
 7.00% 2003                                                                   $   10,450               10,580
 7.125% 2005                                                                      12,000               11,963      .19
AB Spintab:
 6.00% 2009                                                                   SKr 23,000                2,249
 6.80% (undated) (3)  (6)                                                     $    6,500                6,623
 7.50% (undated) (3)  (6)                                                         11,000               11,410      .17
Canadian Imperial Bank of Commerce 3.625%                                         25,000               19,531      .16
 Eurodollar Note (undated) (6)
Abbey National PLC: (6)
 6.70% (undated)                                                                   7,500                7,386
 7.35% (undated)                                                                   9,500                9,834      .15
DBS Bank Ltd. 7.875% 2009 (3)                                                     10,000               10,732
Development Bank of Singapore Ltd. 7.125% 2011 (3)                                 6,100                6,285      .14
Regional Diversified Funding Ltd. 9.25% 2030 (3)                                  13,250               13,880      .12
Tokai Preferred Capital Co. LLC, Series A,                                        14,500               12,035      .10
 9.98% noncumulative preferred (undated) (3)  (6)
Imperial Capital Trust I, Imperial Bancorp 9.98% 2026                             10,200               11,484      .10
Barclays Bank PLC 7.375% (undated) (3)  (6)                                       10,875               11,280      .09
Chevy Chase Preferred Capital Corp. 10.375%                                      195,200 Shares        10,857      .09
BCI U.S. Funding Trust I 8.01% noncumulative                                  $   10,000               10,266      .09
 preferred (undated) (3)  (6)
Allfirst Preferred Capital Trust 3.93% 2029 (6)                                   10,000                9,532      .08
BankUnited Capital Trust, BankUnited Financial                                    10,000                9,425      .08
 Corp., 10.25% 2026
J.P. Morgan & Co. Inc., Series A, 8.382% 2012 (6)                                 10,000                9,367      .08
Riggs Capital Trust II 8.875% 2027                                                 7,500                5,625
Riggs National Corp. 8.625% 2026                                                   4,400                3,253      .07
Bank of Nova Scotia 3.625% Eurodollar Note                                        10,000                7,698      .06
(undated) (6)
Bank One Texas, NA 6.25% 2008                                                      7,250                7,392      .06
Unicredito Italiano SpA 8.048% (undated) (6)                                        Euro 7,000          6,770      .06
Komercni Finance BV: (6)
 9.00% 2008                                                                   $    3,100                3,239
 9.00% 2008 (3)                                                                    2,795                2,921      .05
UBS Preferred Funding Trust 1 8.622% (undated)                                     5,500                6,131      .05
Lloyds Bank (#2) 2.284% (undated) (6)                                              8,000                6,114      .05
Allied Irish Banks Ltd. 2.813% (undated) (6)                                       7,000                5,857      .05
Bay View Capital 9.125% 2007                                                       5,500                5,280      .04
Bergen Bank 3.625% (undated) (6)                                                   5,000                3,957      .03
Christiana Bank Og Kreditkasse 2.188% (undated) (6)                                4,000                3,260      .03
Sanpaolo IMI Capital Trust I 8.126% noncumulative                                   Euro 3,000          2,932      .02
 trust preferred (undated) (6)
Banco General, SA 7.70% 2002 (3)                                              $      500                  512      .00
                                                                                                      861,353     7.20

WIRELESS TELECOMMUNICATION SERVICES  -  4.43%
Nextel Communications, Inc.:
 0%/9.75% 2007 (1)                                                                64,450               45,679
 0%/10.65% 2007 (1)                                                               10,000                7,550
 0%/9.95% 2008 (1)                                                                73,825               50,755
 12.00% 2008                                                                       5,000                4,363
 9.375% 2009                                                                       2,000                1,550
 Series D, 13.00% exchangeable preferred                                          20,434 Shares        12,056
2009  (2)  (5)
 5.25% convertible senior notes 2010                                          $   10,000                6,036
 Series E, 11.125% exchangeable preferred,                                         9,849 Shares         4,826     1.11
 redeemable 2010  (2)  (5)
Dobson Communications Corp.:
 12.25% exchangeable preferred, redeemable                                        41,989               39,470
 2008 (2)  (5)
 13.00% senior exchangeable preferred 2009 (2)  (5)                                6,114                6,053
 10.875% 2010                                                                 $   12,500               13,125
Dobson/Sygnet Communications Co. 12.25% 2008                                       7,500                7,950
American Cellular Corp. 9.50% 2009                                                 4,250                4,165      .59
Leap Wireless International, Inc.:
 12.50% 2010                                                                      23,525               17,879
 0%/14.50% 2010 (1) (7)                                                           34,962               13,006
Cricket Communications, Inc.: (6)
 6.25% 2007                                                                        8,035                6,127
 6.50% 2007                                                                       24,725               18,852      .47
Verizon Wireless Capital LLC 5.375% 2006 (3)                                      52,250               52,066      .44
Nextel Partners, Inc.:
 12.50% 2009 (3)                                                                   2,000                1,760
 0%/14.00% 2009 (1)                                                               35,814               22,205
 11.00% 2010                                                                      11,066                8,963
 11.00% 2010                                                                       8,900                7,209      .34
Centennial Cellular Corp. 10.75% 2008                                             35,250               29,786      .25
Vodafone Group PLC 7.75% 2010                                                     22,875               25,162      .21
TeleCorp PCS, Inc. 0%/11.625% 2009 (1)                                            19,800               17,028
Tritel PCS, Inc. 10.375% 2011                                                      6,000                6,795      .20
CFW Communications Co. 13.00% 2010 (7) (8)                                        30,155               21,123      .18
Cingular Wireless: (3)
 6.50% 2011                                                                        6,000                6,090
 7.125% 2031                                                                       5,150                5,259      .09
Microcell Telecommunications Inc., Series B,                                      12,415               10,677      .09
 14.00% 2006
Horizon PCS, Inc. 13.75% 2011 (3)                                                 10,500               10,500      .09
PanAmSat Corp.:
 6.00% 2003                                                                        2,400                2,366
 6.125% 2005                                                                       5,250                4,759
 6.375% 2008                                                                       1,250                1,065
 6.875% 2028                                                                       1,000                  685      .07
Cellco Finance NV:
 12.75% 2005                                                                       6,000                5,235
 15.00% 2005                                                                         500                  454      .05
PTC International Finance BV 0%/10.75% 2007 (1)                                    5,950                5,340      .04
Mannesmann Finance BV 4.75% 2009                                                    Euro 6,000          5,072      .04
Price Communications Wireless, Inc.,                                          $    4,625                4,845      .04
Series B, 9.125% 2006
Triton PCS, Inc. 9.375% 2011                                                       4,000                4,160      .03
AirGate PCS, Inc. 0%/13.50% 2009 (1)                                               5,123                3,893      .03
Rogers Cantel Inc. 9.75% 2016                                                      3,375                3,358      .03
AT&T Wireless Services, Inc. 7.875% 2011                                           2,250                2,398      .02
Telesystem International Wireless Inc. 14.00% 2003 (3)                             2,148                1,622      .01
Teletrac, Inc. 9.00% 2004 (3)  (5)  (8)                                              968                  774      .01
PageMart Wireless, Inc.: (4) (8)
 15.00% 2005                                                                      14,750                  147
 0%/11.25% 2008 (1)                                                               40,500                  101      .00
                                                                                                      530,339     4.43

DIVERSIFIED TELECOMMUNICATION SERVICES  -  3.73%
British Telecommunications PLC:
 8.375% 2010 (6)                                                                  37,500               41,432
 6.875% 2011                                                                        Euro 4,000          3,734
 8.875% 2030 (6)                                                              $   29,500               33,852      .66
PCCW-HKT Capital Ltd. 7.75% 2011 (3)                                              61,825               61,808      .52
TCI Communications, Inc.:
 8.00% 2005                                                                       10,000               10,433
 8.75% 2015                                                                        5,000                5,739
AT&T Corp.: (3)
 7.30% 2011                                                                       14,500               14,900
 8.00% 2031                                                                       25,000               26,153      .48
Voicestream Wireless Corp.:
 10.375% 2009                                                                     38,730               44,228
 0%/11.875% 2009 (1)                                                              11,035                9,592      .45
Bell Atlantic Financial Services, Inc.                                            35,750               35,661      .30
4.25% convertible debentures 2005 (3)
TELUS Corp.:
 7.50% 2007                                                                       15,250               15,874
 8.00% 2011                                                                       11,650               12,285      .24
France Telecom: (6)
 7.45% 2006 (3)                                                                    6,050                6,354
 7.00% 2008                                                                         Euro 5,000          4,637
 8.00% 2011 (3)                                                               $    4,500                4,819
Orange PLC 8.75% 2006                                                              8,000                8,363      .20
Koninklijke KPN NV:
 4.75% 2008                                                                         Euro 1,000            769
 8.00% 2010                                                                   $   15,375               15,525
 8.375% 2030                                                                       6,450                6,312      .19
Hellenic Exchangeable Finance SCA 2.00%                                            Euro 22,000         21,102      .18
 exchangeable bonds 2005
Qwest Capital Funding, Inc:
 7.90% 2010                                                                   $   11,500               11,715
 7.625% 2021 (3)                                                                   5,000                4,781
US WEST Capital Funding, Inc. 6.25% 2005                                           2,000                1,965      .15
CenturyTel, Inc., Series H, 8.375% 2010                                           14,000               14,810      .12
Allegiance Telecom, Inc.:
 0%/11.75% 2008 (1)                                                               10,000                4,500
 12.875% 2008                                                                      8,860                6,601      .09
WCG Note Trust 8.25% 2004 (3)                                                      5,500                5,380
Williams Communications Group, Inc.:
 10.70% 2007                                                                         550                  235
 11.70% 2008                                                                       2,950                1,261
 10.875% 2009                                                                      3,750                1,603      .07
COLT Telecom Group PLC:
 12.00% 2006                                                                       5,250                4,515
 8.875% 2007                                                                  DM   4,250                1,528      .05
Sonera Group PLC 4.625% 2009                                                        Euro 2,000          1,553      .01
VersaTel Telecom International NV                                                  3,325                  772      .01
4.00% convertible notes 2005
NEXTLINK Communications, Inc.:
 12.50% 2006                                                                  $    3,000                  356
 0%/12.125% 2009 (1)                                                               3,975                  313
XO Communications, Inc. 14.00% preferred 2009 (2)  (5)                                24 Shares                    .01
GT Group Telecom Inc., units 0%/13.25%                                        $    2,753                  360      .00
 2010 (1) (7) (8)
IMPSAT Corp. 12.375% 2008 (4)                                                      2,000                   65      .00
                                                                                                      445,885     3.73

COMMUNICATIONS EQUIPMENT  -  2.71%
Crown Castle International Corp.:
 0%/10.625% 2007 (1)                                                              18,850               16,494
 12.75% senior exchangeable preferred 2010 (2)  (5)                               39,390 Shares        28,361
 0%/10.375% 2011 (1)                                                          $    2,385                1,497
 10.75% 2011                                                                      28,500               27,859
 0%/11.25% 2011 (1)                                                                7,500                4,800      .66
Motorola, Inc.:
 6.75% 2006                                                                        5,000                5,017
 8.00% 2011 (3)                                                                   61,900               62,146
 7.50% 2025                                                                        7,000                6,519
 6.50% 2028                                                                        1,200                  982
 5.22% 2097                                                                        4,200                2,646      .65
SBA Communications Corp.:
 0%/12.00% 2008 (1)                                                               14,300               10,618
 10.25% 2009                                                                      28,750               24,294      .29
SpectraSite Holdings, Inc., Series B:
 0%/12.00% 2008 (1)                                                               13,250                5,035
 0%/11.25% 2009 (1)                                                               16,750                4,606
 10.75% 2010                                                                       9,250                4,718
 12.50% 2010                                                                      26,250               14,306
 0%/12.875% 2010 (1)                                                              22,100                5,525      .29
American Tower Corp.:
 9.375% 2009                                                                      36,700               29,085
 5.00% convertible debentures 2010                                                 4,000                2,418      .26
Corning Inc. 0% convertible debentures 2015                                       46,801               24,454      .20
Nortel Networks Ltd. 6.125% 2006                                                  22,500               18,000      .15
Juniper Networks, Inc. 4.75% convertible                                          19,000               13,775      .12
 subordinated notes 2007
Adaptec, Inc. 4.75% convertible                                                   10,000                8,998      .08
 subordinated notes 2004
Lucent Technologies Inc. 7.25% 2006                                                2,000                1,700      .01
                                                                                                      323,853     2.71

INSURANCE  -  2.57%
Prudential Insurance Company of America                                            4,000                4,125
 6.375% 2006 (3)
Prudential Holdings, LLC, Series C, 8.695% 2023 (3)                               77,000               80,333      .71
ReliaStar Financial Corp.:
 8.625% 2005                                                                       5,000                5,458
 8.00% 2006                                                                       23,250               25,594
ING Capital Funding Trust III 8.439% (undated) (6)                                24,750               27,058
Ing Verzekeringen NV 6.25% 2021 (6)                                                 Euro 5,000          4,458      .52
Monumental Global Funding Trust II,                                           $   19,525               19,989
 Series 2001-A, 6.05% 2006 (3)
AEGON NV 6.125% 2031                                                              Pounds 6,000          9,123
Transamerica Corp. 9.375% 2008                                                $    7,500                8,542      .32
AIG SunAmerica Global Financing VII 5.85% 2008 (3)                                35,250               35,515      .30
AXA 6.75% 2020 (6)                                                                 Euro 14,700         13,251
Equitable Life Assurance Society of                                           $   11,500               12,084      .21
the United States 6.95% 2005 (3)
Allstate Corp. 6.75% 2018                                                         22,500               22,008      .18
UnumProvident Corp. 7.625% 2011                                                   11,000               11,427
Unum Corp. 6.75% 2028                                                              5,000                4,451      .13
Conseco Financing Trust II, Capital                                               39,600                7,920
 Trust (TRUPS), 8.70% 2026
Conseco Financing Trust III 8.796% 2027                                            2,750                  550      .07
Lincoln National Corp. 7.00% 2018                                                  6,275                6,229      .05
AFLAC Inc. 6.50% 2009                                                              5,875                5,904      .05
Lindsey Morden Group Inc., Series B,                                          C$   8,970                3,661      .03
 7.00% 2008 (3) (8)
                                                                                                      307,680     2.57

ELECTRIC UTILITIES  -  2.47%
Edison Mission Energy:
 10.00% 2008                                                                  $    2,000                2,060
 7.73% 2009                                                                       24,175               22,482
 9.875% 2011                                                                      38,510               40,120
Mission Energy Holding Co. 13.50% 2008                                            22,500               24,975
Homer City Funding LLC 8.734% 2026                                                20,200               18,601
Midwest Generation, LLC, Series B, 8.56% 2016 (9)                                  8,000                7,548
Edison International 6.875% 2004                                                   3,375                3,105      .99
Israel Electric Corp. Ltd.: (3)
 7.75% 2009                                                                       24,500               25,388
 7.95% 2011                                                                        6,750                7,094
 7.70% 2018                                                                        8,500                7,991
 7.875% 2026                                                                      15,000               13,853
 7.75% 2027                                                                       15,545               14,143
 8.10% 2096                                                                       14,405               11,314      .67
Exelon Generation Co., LLC 6.95% 2011 (3)                                         23,775               24,149
Exelon Corp. 6.75% 2011                                                            6,200                6,295
Commonwealth Edison Co. 6.40% 2005                                                 1,079                1,107      .26
AES Drax Holdings Ltd., Series A, 10.41% 2020 (9)                                 25,625               22,998
AES Ironwood, LLC 8.857% 2025 (9)                                                  3,500                3,301
AES Corp.:
 9.50% 2009                                                                        1,450                1,262
 9.375% 2010                                                                       1,915                1,733      .25
FirstEnergy Corp.:
 Series B, 6.45% 2011                                                              3,500                3,427
 Series C, 7.375% 2031                                                            16,125               15,743      .16
Progress Energy, Inc.:
 5.85% 2008                                                                        4,000                3,917
 7.10% 2011                                                                        5,000                5,190
 7.00% 2031                                                                        2,500                2,471      .10
American Electric Power Co., Inc.,                                                 3,705                3,662      .03
 Series A, 6.125% 2006
TXU Corp., Series J, 6.375% 2006                                                   1,000                1,008      .01
                                                                                                      294,937     2.47

HOTELS, RESTAURANTS & LEISURE  -  2.32%
MGM Mirage, Inc. 8.50% 2010                                                       30,600               30,425
Mirage Resorts, Inc.:
 6.625% 2005                                                                       1,000                  988
 6.75% 2008                                                                        1,750                1,636
 7.25% 2017                                                                       10,075                8,443
MGM Grand, Inc. 6.95% 2005                                                         5,000                4,921      .39
Royal Caribbean Cruises Ltd.:
 7.00% 2007                                                                       14,600               11,607
 6.75% 2008                                                                        7,050                5,358
 8.75% 2011                                                                       29,825               24,158
 7.50% 2027                                                                        7,500                4,875      .38
Boyd Gaming Corp.:
 9.25% 2003                                                                       13,475               13,711
 9.50% 2007                                                                        5,500                5,555
 9.25% 2009 (3)                                                                   13,500               13,838      .28
Premier Parks Inc.:
 9.25% 2006                                                                        8,375                8,459
 9.75% 2007                                                                        3,875                3,914
 0%/10.00% 2008 (1)                                                                8,250                7,033
Six Flags Entertainment Corp. 8.875% 2006                                          5,000                5,125
Six Flags Inc. 9.50% 2009                                                          5,000                5,044      .25
Harrah's Operating Co., Inc. 7.125% 2007                                          23,300               23,604      .20
Ameristar Casinos, Inc. 10.75% 2009                                               14,300               15,516      .13
International Game Technology:
 7.875% 2004                                                                       8,500                8,776
 8.375% 2009                                                                       2,000                2,105      .09
William Hill Finance 10.625% 2008                                                 Pounds 6,423          9,963      .08
Hollywood Casino Corp. 11.25% 2007                                            $    7,500                8,100      .07
Eldorado Resorts LLC 10.50% 2006                                                   8,075                7,833      .06
Mandalay Resort Group 10.25% 2007                                                  7,000                7,263      .06
Station Casinos, Inc. 8.375% 2008                                                  7,000                7,096      .06
Horseshoe Gaming Holding Corp., Series B, 8.625% 2009                              5,000                5,169
Horseshoe Gaming, LLC, Series B, 9.375% 2007                                       1,000                1,040      .05
KSL Recreation Group, Inc. 10.25% 2007                                             6,600                6,113      .05
Venetian Casino Resort, LLC 12.25% 2004                                            5,875                5,875      .05
Argosy Gaming Co.:
 10.75% 2009                                                                       2,000                2,190
 9.00% 2011                                                                        2,750                2,888      .04
Hard Rock Hotel, Inc., Series B, 9.25% 2005                                        4,303                4,131      .03
Jupiters Ltd. 8.50% 2006                                                           3,000                3,015      .03
Carnival Corp. 6.15% 2008                                                          2,000                1,823      .02
AMF Bowling Worldwide, Inc. 0% convertible                                        11,084                    1      .00
 debentures 2018 (3) (4) (8)
                                                                                                      277,591     2.32

MULTILINE RETAIL  -  1.52%
J.C. Penney Co., Inc.:
 7.375% 2004                                                                       3,500                3,483
 7.05% 2005                                                                       21,000               20,580
 6.00% 2006                                                                        1,600                1,448
 6.50% 2007                                                                        3,750                3,403
 7.60% 2007                                                                       23,850               23,373
 7.375% 2008                                                                       4,975                4,851
 6.875% 2015                                                                       7,100                5,858
 7.65% 2016                                                                       14,300               12,513
 7.95% 2017                                                                       39,325               34,803
 9.75% 2021 (9)                                                                      550                  534
 8.25% 2022 (9)                                                                   12,275               10,618
 8.125% 2027                                                                       2,175                1,871
 7.40% 2037                                                                        7,825                7,688
 7.625% 2097                                                                      18,055               13,935     1.21
Kmart Corp., Series 1995 K-2, 9.78% 2020 (9)                                      12,250                8,505
DR Securitized Lease Trust, Series 1994                                            8,000                5,614      .12
 K-2, 9.35% 2019 (9)
Dillard's, Inc.:
 6.125% 2003                                                                       5,435                5,211
 6.43% 2004                                                                        1,450                1,384
 6.625% 2018                                                                       3,000                2,364
 7.13% 2018                                                                        1,250                  960
 7.00% 2028                                                                        1,500                1,155      .09
Saks Inc. 7.375% 2019                                                             10,075                7,128      .06
Federated Department Stores, Inc. 6.625% 2011                                      4,850                4,766      .04
                                                                                                      182,045     1.52

AUTOMOBILES  -  1.44%
Ford Motor Credit Co.:
 6.875% 2006                                                                      10,000                9,997
 5.25% 2008                                                                   DM  18,000                7,586
 5.80% 2009                                                                   $   27,000               24,473
 7.25% 2011                                                                       25,500               24,857
 7.375% 2011                                                                      11,445               11,294
 7.45% 2031                                                                        7,100                6,514      .71
General Motors Acceptance Corp.:
 6.125% 2006                                                                       7,000                6,927
 5.85% 2009                                                                       15,000               14,046
 7.75% 2010                                                                        9,750               10,037
 6.875% 2011                                                                      13,400               13,106
 8.00% 2031                                                                       25,750               26,051
General Motors Nova Scotia Finance Co. 6.85% 2008                                  7,000                6,966      .64
DaimlerChrysler North America Holding Corp. 7.25% 2006                            10,000               10,365      .09
                                                                                                      172,219     1.44

PAPER & FOREST PRODUCTS  -  1.43%
Georgia-Pacific Corp.:
 7.50% 2006                                                                       10,050                9,964
 8.125% 2011                                                                      54,050               52,959
 8.875% 2031                                                                       8,500                8,410
Fort James Corp. 6.875% 2007                                                      11,000               10,396      .68
Scotia Pacific Co. LLC, Series B:
 Class A-1, 6.55% 2028 (9)                                                         1,123                1,125
 Class A-2, 7.11% 2028 (9)                                                        31,400               26,444
 Class A-3, 7.71% 2028                                                            19,143               13,400      .34
Bowater Canada Finance Corp. 7.95% 2011 (3)                                       16,000               16,118      .14
Potlatch Corp. 10.00% 2011 (3)                                                    11,450               11,965      .10
Kappa Beheer BV:
 10.625% 2009                                                                       Euro 3,500          3,431
 0%/12.50% 2009 (1)                                                                9,500                7,205      .09
Appleton Papers Inc. 12.50% 2008 (3)                                          $    4,075                3,902      .03
Indah Kiat Finance Mauritius Ltd. 10.00% 2007 (4)                                 12,075                2,324      .02
Riverwood International Corp. 10.875% 2008                                         2,250                2,284      .02
Pindo Deli Finance Mauritius Ltd.: (4)
 10.25% 2002                                                                       6,000                  915
 10.75% 2007                                                                       3,625                  553      .01
APP International Finance Co. BV 11.75% 2005 (4)                                     275                   72      .00
                                                                                                      171,467     1.43

HEALTH CARE PROVIDERS & SERVICES  -  1.33%
Columbia/HCA Healthcare Corp.:
 7.15% 2004                                                                        1,500                1,545
 6.91% 2005                                                                       17,410               17,497
 7.00% 2007                                                                        9,250                9,296
 8.85% 2007                                                                        8,240                8,734
 8.70% 2010                                                                        4,250                4,548
 9.00% 2014                                                                        5,650                5,989
 7.69% 2025                                                                        5,000                4,750      .44
Aetna Inc.:
 7.375% 2006                                                                      28,140               28,277
 7.875% 2011                                                                      23,750               23,344      .43
Humana Inc. 7.25% 2006                                                            31,000               31,197      .26
UnitedHealth Group Inc. 7.50% 2005                                                10,000               10,722      .09
Clarent Hospital Corp. 11.50% 2005 (8)                                             7,544                7,167      .06
CIGNA Corp. 6.375% 2011                                                            4,975                4,915      .04
Integrated Health Services, Inc.: (4) (8)
 10.25% 2006 (6)                                                                   9,350                   94
 Series A, 9.50% 2007                                                             12,175                  122
 Series A, 9.25% 2008                                                             32,657                  327      .01
Mariner Health Group, Inc. 9.50% 2006 (4) (8)                                      7,300                   73      .00
                                                                                                      158,597     1.33

ELECTRONIC EQUIPMENT & INSTRUMENTS  -  1.23%
Solectron Corp.:
 0% convertible note 2019 (8)                                                      3,000                1,526
 0% LYON convertible notes 2020                                                  135,900               57,758
 0% LYON convertible notes 2020                                                  100,350               53,316      .94
Celestica Inc. 0% convertible debenture 2020                                      47,185               20,072      .17
SCI Systems, Inc. 3.00% convertible                                               12,000                9,971      .08
 subordinated debentures 2007
Flextronics International Ltd. 9.875% 2010                                         4,000                4,200      .04
                                                                                                      146,843     1.23

METALS & MINING  -  1.02%
Freeport-McMoRan Copper & Gold Inc.:
 7.50% 2006                                                                       34,000               24,650
 7.20% 2026                                                                       24,000               21,360      .39
BHP Finance Ltd.:
 6.69% 2006                                                                       10,000               10,349
 8.50% 2012                                                                       20,000               22,935
 7.25% 2016                                                                        5,000                4,965      .32
Inco Ltd. 9.60% 2022                                                              16,000               16,725      .14
Allegheny Technologies, Inc. 8.375% 2011 (3)                                       9,000                8,834      .07
Luscar Coal Ltd. 9.75% 2011 (3)                                                    6,400                6,656      .06
Kaiser Aluminum & Chemical Corp. 12.75% 2003                                       7,250                5,283      .04
Doe Run Resources Corp., Series B, 9.38% 2003 (6)                                  3,000                  330      .00
                                                                                                      122,087     1.02

CONSUMER FINANCE  -  0.99%
Capital One Bank:
 8.25% 2005                                                                        4,500                4,596
 6.875% 2006                                                                      18,233               17,755
Capital One Financial Corp.:
 7.25% 2006                                                                       16,358               14,886
 7.125% 2008                                                                       2,000                1,858
Capital One Capital I 3.78% 2027 (3)  (6)                                         10,000                7,588      .39
Household Finance Corp.:
 7.875% 2007                                                                      20,000               21,836
 6.40% 2008                                                                       10,000                9,985
 6.375% 2011                                                                       4,900                4,749      .31
MBNA Corp., MBNA Capital B, Series B, 3.03% 2027 (6)                              32,800               23,663      .20
Advanta Capital Trust I, Series B, 8.99% 2026                                     12,500                7,000      .06
Providian Financial Corp. 9.525% 2027 (3)                                         16,750                4,020      .03
                                                                                                      117,936      .99

SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  0.94%
Analog Devices, Inc. 4.75% convertible                                            15,100               14,414      .12
 subordinated notes 2005
LSI Logic Corp., 4.00% convertible                                                16,024               13,600      .11
 subordinated notes 2005
Micron Technology, Inc. 6.50% 2005 (3)                                            11,000               10,120      .09
Vitesse Semiconductor Corp. 4.00% convertible                                     12,675                9,966      .08
 subordinated debentures 2005
Conexant Systems, Inc. 4.00% convertible                                          14,700                9,576      .08
 subordinated notes 2007
TriQuint Semiconductor, Inc. 4.00%                                                12,775                9,356      .08
 convertible subordinated notes 2007
TranSwitch Corp. 4.50% convertible notes 2005                                     16,500                9,240      .08
Hyundai Semiconductor America, Inc. 8.625% 2007 (3)                               15,850                8,649      .07
Zilog, Inc. 9.50% 2005 (4)                                                        25,550                7,601      .06
Cypress Semiconductor Corp., 3.75%                                                 9,050                7,449      .06
convertible subordinated notes 2005
Fairchild Semiconductor Corp.:
 10.125% 2007                                                                      2,135                2,199
 10.50% 2009                                                                       4,225                4,457      .06
Amkor Technology, Inc.:
 9.25% 2006                                                                        3,500                3,343
 9.25% 2008                                                                        1,000                  945      .04
RF Micro Devices, Inc., 3.75% convertible                                          1,590                1,316      .01
 subordinated notes 2005
                                                                                                      112,231      .94

COMMERCIAL SERVICES & SUPPLIES  -  0.92%
Allied Waste North America, Inc.:
 8.50% 2008 (3)                                                                   13,000               13,195
 8.875% 2008                                                                       5,250                5,434
 10.00% 2009                                                                      31,600               32,390      .43
Waste Management, Inc.:
 4.00% convertible debentures 2002                                                 6,000                5,993
 7.70% 2002                                                                        3,500                3,584
 6.875% 2009                                                                       6,000                5,977
 7.375% 2010                                                                       3,000                3,084
USA Waste Services, Inc.:
 6.50% 2002                                                                        2,000                2,052
 7.00% 2004                                                                        1,500                1,569
 7.125% 2007                                                                       2,000                2,049
 7.125% 2017                                                                       1,000                  963
WMX Technologies, Inc. 6.375% 2003                                                 1,000                1,036      .22
Sotheby's Holdings, Inc. 6.875% 2009                                              20,000               17,200      .14
KinderCare Learning Centers, Inc.,                                                 7,650                7,306      .06
 Series B, 9.50% 2009
Protection One Alarm Monitoring, Inc.                                              5,000                4,100      .04
 6.75% convertible debentures 2003
Cendant Corp. 6.875% 2006 (3)                                                      2,000                1,934      .02
Stericycle, Inc., Series B, 12.375% 2009                                           1,461                1,731      .01
                                                                                                      109,597      .92

REAL ESTATE  -  0.91%
CarrAmerica Realty Corp.:
 Series C, 8.55% cumulative redeemable preferred                                 373,100 Shares         9,104
 Series B, 8.57% cumulative redeemable preferred                                 473,600               11,579      .17
Irvine Co. 7.46% 2006 (3) (8)                                                 $   15,000               15,297
Irvine Apartment Communities, LP 7.00% 2007                                        5,000                4,899      .17
ERP Operating LP:
 6.95% 2011                                                                        3,000                3,011
 7.125% 2017                                                                       5,000                4,750
 7.57% 2026                                                                        8,000                8,501      .14
EOP Operating LP 6.75% 2008                                                       11,500               11,623      .10
ProLogis Trust, Series D, 7.92% preferred                                        342,000 Shares         8,146      .07
FelCor Suites LP 7.375% 2004                                                  $    6,250                6,250      .05
IAC Capital Trust, Series A, 8.25% TOPRS preferred                               220,000 Shares         5,544      .05
New Plan Realty Trust, Series D, 7.80% preferred                                 112,500                5,428      .04
 cumulative step-up premium rate
Archstone-Smith Trust, Series C, 8.625%                                          200,000                5,032      .04
convertible preferred
Duke-Weeks Realty Corp., Series B, 7.99% preferred                               100,000                4,700      .04
 cumulative step-up premium rate
Nationwide Health Properties, Inc., Series A,                                     50,000                3,792      .03
 7.677% preferred cumulative step-up premium rate
Simon DeBartolo Group, Inc., Series C, 7.89%                                      30,000                1,416      .01
 preferred cumulative step-up premium rate
                                                                                                      109,072      .91

INDUSTRIAL CONGLOMERATES  -  0.66%
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed                         1,670,000 Shares        40,080
 perpetual capital securities (3)
Swire Pacific Offshore Financing Ltd. 9.33% cumulative                           230,000                5,750      .38
 guaranteed perpetual preferred capital securities (3)
Hutchison Whampoa International Ltd. 7.00% 2011 (3)                           $   33,125               33,777      .28
                                                                                                       79,607      .66

CONTAINERS & PACKAGING  -  0.62%
Container Corp. of America:
 Series B, 10.75% 2002                                                             4,800                4,872
 9.75% 2003                                                                       32,409               33,219
Stone Container Corp. 9.75% 2011                                                   6,750                7,189      .38
Printpack, Inc.:
 Series B, 9.875% 2004                                                             8,950                9,219
 10.625% 2006                                                                     11,590               12,054      .18
Tekni-Plex, Inc., Series B, 12.75% 2010                                            7,750                7,556      .06
                                                                                                       74,109      .62

SPECIALTY RETAIL  -  0.61%
Toys "R" Us, Inc. 7.625% 2011 (3)                                                 27,205               26,588      .22
Gap, Inc. 8.80% 2008 (3)                                                          25,840               22,637      .19
Sunglass Hut International Ltd. 5.25% convertible                                 11,150               11,150      .09
 debentures 2003
Office Depot, Inc. 10.00% 2008                                                     6,500                7,085      .06
Petco Animal Supplies, Inc. 10.75% 2011 (3)                                        5,375                5,509      .05
                                                                                                       72,969      .61

AUTO COMPONENTS  -  0.52%
TRW Inc.:
 8.75% 2006                                                                        8,000                8,575
 7.125% 2009                                                                      12,000               11,634
 7.75% 2029                                                                        9,455                8,890      .24
Dana Corp. 9.00% 2011 (3)                                                         29,850               27,014      .23
Collins & Aikman Products Co. 10.75% 2011 (3)                                      4,000                4,030      .03
Tenneco Automotive Inc. 11.625% 2009                                               4,000                2,000      .02
                                                                                                       62,143      .52

GAS PRODUCTION & DISTRIBUTION -  0.50%
Gemstone Investor Ltd. 7.71% 2004 (3)                                             52,100               50,675
El Paso Corp.:
 5.75% 2006                                                                         Euro 1,500          1,252
 6.95% 2007                                                                   $    4,000                3,991
 7.80% 2031                                                                        4,000                4,048      .50
                                                                                                       59,966      .50

MACHINERY  -  0.43%
Terex Corp.:
 9.25% 2011 (3)                                                                   15,050               15,125
 Class B, 10.375% 2011                                                             5,250                5,486      .17
John Deere Capital Corp. 8.625% 2019                                              16,850               17,684      .15
Cummins Capital Trust I 7.00% QUIPS convertible                                  180,000 Shares         9,090      .08
 preferred 2031 (3)
AGCO Corp. 9.50% 2008                                                         $    3,500                3,658      .03
                                                                                                       51,043      .43

OIL & GAS  -  0.43%
Pemex Finance Ltd.: (9)
 8.875% 2010                                                                       7,000                7,881
 9.03% 2011                                                                        2,000                2,179
 Series 1999-2, Class A-3, 10.61% 2017                                            11,000               12,628
Pemex Project Funding Master Trust 9.125% 2010                                     4,500                4,781      .23
Pogo Producing Co. 10.375% 2009                                                   14,500               15,551      .13
OXYMAR 7.50% 2016 (3)                                                              8,500                6,951      .06
Newfield Exploration Co. 7.625% 2011                                               1,000                  974      .01
                                                                                                       50,945      .43

TEXTILES & APPAREL  -  0.42%
VF Corp. 8.50% 2010                                                               36,000               39,549      .33
Levi Strauss & Co:
 6.80% 2003                                                                        4,600                4,048
 11.625% 2008                                                                      7,475                6,503      .09
                                                                                                       50,100      .42

AIR FREIGHT & COURIERS  -  0.38%
Atlas Air, Inc., Pass Through Trust: (9)
 Series 2000-1, Class B, 9.057% 2017                                               3,242                2,924
 Series 1998-1, Class A, 7.38% 2019                                               40,758               37,226
 Series 1999-1, Class A-1, 7.20% 2020                                              2,484                2,262
 Series 2000-1, Class A, 8.707% 2021                                               3,519                3,471      .38
                                                                                                       45,883      .38

FOOD PRODUCTS  -  0.38%
Nabisco, Inc.:
 7.05% 2007                                                                        2,500                2,637
 7.55% 2015                                                                        5,955                6,571
 6.375% 2035 (6)                                                                  12,300               12,716      .19
Gruma, SA de CV 7.625% 2007                                                        8,000                7,540      .06
Kellogg Co.:
 6.60% 2011                                                                        2,250                2,308
 7.45% 2031                                                                        1,800                1,941      .04
Aurora Foods Inc.:
 Series B, 9.875% 2007                                                             1,250                1,206
 Series D, 9.875% 2007                                                             2,800                2,702      .03
Fage Dairy Industry SA 9.00% 2007                                                  4,000                3,760      .03
Smithfield Foods, Inc. 8.00% 2009 (3)                                              3,500                3,623      .03
                                                                                                       45,004      .38

AEROSPACE & DEFENSE  -  0.36%
BAE SYSTEMS, Series 2001: (3) (9)
 Class B, 7.156% 2011                                                             17,513               17,601
 Class G, MBIA Insured, 6.664% 2013                                               22,039               22,644      .34
EarthWatch Inc., Series B, 7.00% convertible                                   1,102,582 Shares         2,438      .02
 preferred 2009  (2)  (3)  (5) (8)
                                                                                                       42,683      .36

FOOD & DRUG RETAILING  -  0.35%
Rite Aid Corp.:
 7.125% 2007                                                                  $    7,060                5,719
 11.25% 2008                                                                       2,100                2,069
 6.875% 2013                                                                      12,500                8,750
 7.70% 2027                                                                       20,665               14,362
 6.875% 2028 (3)                                                                  17,450               11,299      .35
                                                                                                       42,199      .35

DIVERSIFIED FINANCIALS  -  0.19%
Heller Financial, Inc. 6.375% 2006                                                12,500               13,153      .11
AT&T Capital Corp. 6.60% 2005                                                      9,000                9,380      .08
                                                                                                       22,533      .19

MULTI-UTILITIES  -  0.18%
Williams Companies, Inc.:
 7.625% 2019                                                                       7,750                7,661
 7.875% 2021                                                                      13,750               13,899      .18
                                                                                                       21,560      .18

CHEMICALS  -  0.18%
Equistar Chemicals, LP:
 6.50% 2006                                                                        7,800                7,043
 8.75% 2009                                                                        5,000                4,829      .10
Reliance Industries Ltd. 10.25% 2097 (3)                                          10,750                9,059      .08
                                                                                                       20,931      .18

INTERNET & CATALOG RETAIL  -  0.16%
Amazon.com, Inc.:
 4.75% convertible subordinated debentures 2009                                    1,325                  656
 6.875% PEACS convertible subordinated notes 2010                                  Euro 40,400         18,207      .16
                                                                                                       18,863      .16

PHARMACEUTICALS  -  0.15%
Lilly Del Mar, Inc. 3.41% 2029 (3)  (6)                                       $   18,000               18,030      .15

MARINE  -  0.14%
International Shipholding Corp.:
 9.00% 2003                                                                        5,750                5,721
 Series B, 7.75% 2007                                                              5,300                4,770      .09
Teekay Shipping Corp.:
 8.875% 2011                                                                       3,500                3,605
 8.875% 2011 (3)                                                                   1,000                1,030      .04
Gearbulk Holding Ltd. 11.25% 2004                                                  1,000                1,015      .01
                                                                                                       16,141      .14

BEVERAGES  -  0.12%
Canandaigua Wine Co., Inc.:
 Series C, 8.75% 2003                                                              7,500                7,481
 8.75% 2003                                                                        6,650                6,633      .12
                                                                                                       14,114      .12

LEISURE PRODUCTS  -  0.11%
Hasbro, Inc. 8.50% 2006                                                           12,500               12,750      .11

AIRLINES  -  0.10%
Northwest Airlines, Inc.:
 7.625% 2005                                                                       4,915                4,079
 8.875% 2006                                                                       4,475                3,804      .07
Delta Air Lines, Inc. 10.375% 2022                                                 2,577                2,036      .02
United Air Lines, Inc. 9.00% 2003                                                  2,000                1,480      .01
                                                                                                       11,399      .10

ENERGY EQUIPMENT & SERVICES  -  0.09%
Colonial Pipeline Co. 7.75% 2010 (3)                                              10,000               10,493      .09

HOUSEHOLD DURABLES  -  0.06%
Salton/Maxim Housewares, Inc. 10.75% 2005                                          5,600                5,369      .04
Boyds Collection, Ltd., Series B, 9.00% 2008                                       1,806                1,878      .02
                                                                                                        7,247      .06

CONSTRUCTION & ENGINEERING  -  0.05%
McDermott Inc. 9.375% 2002                                                         6,250                5,938      .05

ROAD & RAIL  -  0.04%
Union Pacific Capital Trust 6.25% TIDES                                          111,100 Shares         5,291      .04
convertible preferred 2028  (3)

COMPUTERS & PERIPHERALS  -  0.03%
First International Computer Corp. 1.00%                                      $    3,000                3,810      .03
 convertible debentures 2004 (3)

PERSONAL PRODUCTS  -  0.03%
Revlon Consumer Products, Inc. 12.00% 2005 (3)                                     2,500                2,456      .02
Elizabeth Arden, Inc., Series B, 11.75% 2011                                         625                  644      .01
                                                                                                        3,100      .03

INTERNET SOFTWARE & SERVICES  -  0.00%
Exodus Communications, Inc. 11.625% 2010 (4)                                       1,500                  345      .00


MORTGAGE-BACKED OBLIGATIONS (9)
PRIVATE ISSUE
COMMERCIAL MORTGAGE-BACKED SECURITIES  -  5.28%
Chase Commercial Mortgage Securities Corp.:
 Series 1996-1, Class A-1, 7.60% 2005                                              2,033                2,148
 Series 1998-1, Class A-1, 6.34% 2030                                             10,205               10,642
 Series 1998-2, Class A-2, 6.39% 2030                                             44,550               45,758
 Series 1998-2, Class E, 6.39% 2030                                               10,000                9,563
 Series 1998-1, Class A-2, 6.56% 2030                                              8,965                9,329
 Series 1999-1, Class B, 7.619% 2031                                              17,125               18,474
 Series 1999-1, Class C, 7.625% 2031                                               5,000                5,323
 Series 2000-1, Class A-1, 7.656% 2032                                            12,075               13,039      .96
DLJ Mortgage Acceptance Corp.:
 Series 1997-CF1, Class A-1A, 7.40% 2006 (3)                                       2,617                2,700
 Series 1998-CF1, Class A-1B, 6.41% 2008                                          10,000               10,303
 Series 1996-CF2, Class A-1, 7.29% 2021 (3)                                       10,000               10,649
 Series 1995-CF2, Class A-1B, 6.85% 2027 (3)                                      34,799               35,739
 Series 1996-CF1, Class A-2, 7.681% 2028 (3)  (6)                                  7,900                8,302
 Series 1998-CF1, Class A-1A, 6.14% 2031                                          15,472               16,062      .70
GMAC Commercial Mortgage Securities, Inc.:
 Series 1997-C1, Class A-3, 6.869% 2007                                           20,000               20,945
 Series 1997-C2, Class C, 6.50% 2008                                               9,000                9,094
 Series 1997-C1, Class D, 6.997% 2008                                              8,300                8,613
 Series 1997-C2, Class E, 7.624% 2011                                             27,703               24,800
 Series 1997-C2, Class C, 6.91% 2029                                               8,900                8,961      .61
Morgan Stanley Capital I, Inc.:
 Series 1998-HF1, Class A-1, 6.19% 2007                                           19,089               19,833
 Series 1998-WF2, Class A-1, 6.34% 2030                                            7,418                7,729
 Series 1998-HF2, Class A-2, 6.48% 2030                                           17,000               17,578
 Series 1999-FNV1, Class A-1 6.12% 2031                                           10,122               10,449
 Series 1999-FNV1, Class A-2, 6.53% 2031                                          10,000               10,339      .55
Bear Stearns Commercial Mortgage Securities Inc.:
 Series 1999-WF2, Class X, interest only,                                        304,565                5,764
 0.26% 2019 (6)
 Series 1998-C1, Class A-1, 6.34% 2030                                             6,505                6,741
 Series 1999-C1, Class X, interest only,                                         167,017                9,799
 1.051% 2031 (6)
 Series 2000-WF2, Class A-2, 7.32% 2032                                           16,480               17,573      .33
L.A. Arena Funding, LLC, Series 1, Class A,                                       38,529               38,668      .32
 7.656% 2026 (3)
GS Mortgage Securities Corp. II, Series 1998-C1: (6)
 Class D, 7.242% 2030                                                              3,750                3,604
 Class E, 7.242% 2030                                                             31,076               29,085      .27
Merrill Lynch Mortgage Investors, Inc.: (6)
 Series 1995-C2, Class D, 7.603% 2021                                                326                  331
 Series 1995-C3, Class A-3, 7.051% 2025                                           24,413               24,894
 Series 1996-C2, Class A-1, 6.69% 2028                                             3,259                3,318      .24
CS First Boston Mortgage Securities Corp., Series                                 20,000               20,156      .17
 2001-CK6, Class A-2, 6.103% 2036
Prudential Securities Secured Financing Corp.,                                    18,000               18,309      .15
Series 1999-NRF1, Class C, 6.746% 2009
Morgan Stanley Dean Witter Capital I Trust,                                       17,468               17,634      .15
Series 2001-TOP5, Class A-3, 6.16% 2035
GGP Mall Properties Trust, Series 2001-C1A,                                       15,735               15,228      .13
Class A-2, 5.007% 2011 (3)
Commercial Mortgage, Series 2000-FL3,                                             13,776               13,588      .11
Class D, 3.117% 2012 (3)  (6)
Commercial Mortgage Acceptance Corp.:
 Series 1998-C1, Class A-1, 6.23% 2007                                             7,933                8,224
 Series 1998-C2, Class A-1, 5.80% 2030                                             3,539                3,630      .10
LB-UBS Commercial Mortgage Trust, Series 2000-C3,                                 10,000               11,112      .09
 Class A-2, 7.95% 2010
DLJ Commercial Mortgage Corp., Series 1999-CG1,                                   10,000               10,302      .09
 Class A-1B, 6.46% 2032
Salomon Brothers Commercial Mortgage Trust,                                        8,750                8,997      .08
Series 2000-C3, Class A-2, 6.592% 2033
Nomura Asset Securities Corp., Series 1998-D6,                                     8,083                8,410      .07
 Class A-A1, 6.28% 2030
Mortgage Capital Funding, Inc., Series 1998-MC1,                                   6,264                6,519      .05
 Class A-1, 6.417% 2030
Chase Manhattan Bank - First Union National Bank,                                  5,000                5,394      .05
 Commercial Mortgage Trust, Series 1999-1,
 Class A-2, 7.439% 2031
Asset Securitization Corp.:
 Series 1996-D3, Class A-1B, 7.21% 2026                                            3,000                3,161
 Series 1997-D4, Class A-1A, 7.35% 2029                                              435                  447      .03
Government Lease Trust Series 1999-GSA1, Class A-1,                                1,782                1,816      .02
 MBIA Insured, 5.86% 2003 (3)
J.P. Morgan Commercial Mortgage Finance Corp.:
 Series 1995-C1, Class A-2, 7.352% 2010 (6)                                        1,297                1,305
 Series 1996-C3, Class A-1, 7.33% 2028                                               463                  483      .01
Structured Asset Securities Corp., Series 1996-CFL,                                  523                  530      .00
 Class D, 7.034% 2028
                                                                                                      631,394     5.28

COLLATERALIZED MORTGAGE OBLIGATIONS  -  0.95%
GE Capital Mortgage Services, Inc.:
 Series 1994-15, Class A-10, 6.00% 2009                                           16,376               16,202
 Series 1994-9, Class A-9, 6.50% 2024                                              5,615                5,627      .18
Fannie Mae Trust, Series 2001-50, Class B-A,                                      15,469               15,866      .13
 7.00% 2041
Structured Asset Notes Transaction, Ltd., Series                                  13,289               13,658      .11
 1996-A, Class A-1, 7.156% 2003 (3)
Residential Asset Securitization Trust, Series                                     8,899                9,207      .08
 1997-A3, Class B-1, 7.75% 2027
PNC Mortgage Securities Corp., Series 1998-10,                                     9,262                9,005      .08
 Class 1-B1, 6.50% 2028 (3)
Security National Mortgage Loan Trust: (3)
 Series 2001-3, Class A-2, 5.37% 2014                                              1,670                1,674
 Series 2000-1, Class A-2, 8.75% 2024                                              6,800                7,127      .07
Ocwen Residential MBS Corp., Series 1998-R1,                                       9,087                8,750      .07
 Class AWAC, 5.38% 2040 (3)  (6)
Residential Funding Mortgage Securities I, Inc.:
 Series 2001-S1, Class A-1, 7.00% 2016                                             3,821                3,963
 Series 1998-S17, Class M-1, 6.75% 2028                                            3,855                3,828      .07
First Nationwide Trust, Series 1999-2,                                             4,478                4,478      .04
 Class 1PA-1, 6.50% 2029
Collateralized Mortgage Obligation Trust,                                          2,803                2,876      .02
 Series 63, Class Z, 9.00% 2020
Travelers Mortgage Securities Corp., Series 1,                                     2,630                2,854      .02
 Class Z-2, 12.00% 2014
Financial Asset Securitization, Inc., Series                                       2,476                2,520      .02
 1997-NAM1, Class B-1, 7.75% 2027
Nationsbanc Montgomery Funding Corp., Series                                       1,912                1,912      .02
 1998-5, Class A-1, 6.00% 2013
Prudential Home Mortgage Securities Co., Inc.                                      1,872                1,875      .02
, Series 1993-48, Class A-6, 6.25% 2008
Bear Stearns Structured Securities Inc., Series                                    1,071                1,171      .01
 1997-2, Class AWAC, 7.093% 2036 (3)  (6)
GS Mortgage Securities Corp., Series 1998-2,                                       1,097                1,152      .01
 Class M, 7.75% 2027 (3)
                                                                                                      113,745      .95

OTHER  -  0.91%
Structured Asset Securities Corp.: (3) (6)
 Series 1998-RF2, Class A, 8.527% 2027                                            29,902               32,154
 Series 1998-RF1, Class A, 8.664% 2027                                            10,248               10,968
 Series 1999-RF1, Class A, 7.861% 2028                                             7,205                7,415      .42
Arena BV, Series 2000-1, Class A, 6.10% 2062 (6)                                   Euro 15,500         14,404      .12
Bayerische Vereinsbank 5.50% 2008                                                 13,271               12,191      .10
Nykredit 6.00% 2029                                                           DKr102,982               11,980      .10
Allgemeine Hypotheken Bank AG 5.00% 2009                                           Euro 11,000          9,673      .08
Hypothekenbank in Essen AG 5.25% 2008                                              6,000                5,436      .05
Rheinische Hypothekenbank Eurobond 4.25% 2008                                      5,000                4,261      .04
First Boston Mortgage Securities Corp.:
 Class P-O, 0% 2017                                                           $      418                  379
 Class I-O, interest only, 10.965% 2017                                              418                   81      .00
                                                                                                      108,942      .91

AGENCY PASS-THROUGHS
GOVERNMENT NATIONAL MORTGAGE-ASSOCIATION  -  4.14%
6.00% 2029 - 2031                                                                 85,057               83,489
6.50% 2008 - 2024                                                                  6,013                6,070
7.00% 2008 - 2031                                                                190,784              194,847
7.50% 2007 - 2030                                                                 52,637               54,527
8.00% 2017 - 2030                                                                108,477              113,559
8.50% 2020 - 2029                                                                  6,117                6,488
9.00% 2009 - 2022                                                                  6,291                6,694
9.50% 2009 - 2021                                                                  5,480                5,831
10.00% 2019 - 2022                                                                20,404               23,066     4.14
                                                                                                      494,571     4.14

FANNIE MAE  -  3.88%
5.50% 2016                                                                        34,118               33,542
6.00% 2016 - 2032                                                                122,197              122,202
6.50% 2016 - 2031                                                                174,889              176,992
7.00% 2009 - 2031                                                                 74,916               76,498
7.50% 2009 - 2031                                                                 35,469               36,646
7.508% 2026 (6)                                                                    4,289                4,424
8.00% 2023 - 2031                                                                  3,739                3,939
8.071% 2002 (6)                                                                      696                  696
8.50% 2009 - 2027                                                                  1,250                1,338
9.00% 2018 - 2022                                                                  1,190                1,289
9.50% 2009                                                                           130                  141
10.00% 2018                                                                        3,206                3,591
12.00% 2019                                                                        2,148                2,494     3.88
                                                                                                      463,792     3.88

FREDDIE MAC  -  0.37%
6.00% 2032                                                                        33,185               32,490
8.00% 2003 - 2026                                                                  2,098                2,191
8.25% 2007                                                                           737                  778
8.50% 2002 - 2027                                                                  6,672                7,115
8.75% 2008                                                                           944                1,005
11.00% 2018                                                                          599                  679      .37
                                                                                                       44,258      .37

AGENCY
COLLATERALIZED MORTGAGE OBLIGATIONS  -  0.89%
Fannie Mae:
 Series 90-93, Class G, 5.50% 2020                                                   307                  308
 Series 93-247, Class Z, 7.00% 2023                                                5,215                5,412
 Series 1994-4, Class ZA, 6.50% 2024                                               3,982                3,941
 Series 2001-4, Class GA, 10.018% 2025 (6)                                         4,333                4,825
 Series 2001-4, Class NA, 11.683% 2025 (6)                                        20,039               23,051
 REMIC Trust, Series 1998-W5, Class B-3,                                           4,705                4,316
 6.50% 2028 (3)
 Series 2001-20, Class E, 9.592% 2031 (6)                                            955                1,050
 Series 2001-20, Class C, 11.538% 2031 (6)                                         1,043                1,186
 Grantor Trust, Series 2001-T10, Class A-1, 7.00% 2041                            44,514               46,113      .76
Freddie Mac:
 Series 1849, Class Z, 6.00% 2008                                                  6,984                7,071
 Series 2310, Class A, 10.546% 2017 (6)                                            5,845                6,491
 Series 41, Class F, 10.00% 2020                                                   1,155                1,221
 Series 178, Class Z, 9.25% 2021                                                     977                1,033      .13
                                                                                                      106,018      .89

ASSET-BACKED OBLIGATIONS (9)
AIRPLANE EQUIPMENT TRUST CERTIFICATES -
 SINGLE LESSEE  -  2.80%
Continental Airlines, Inc.:
 Series 1998-3, Class C-1, 7.08% 2004                                              2,054                1,684
 Series 1998-3, Class C-2, 7.25% 2005                                             12,000                8,880
 Series 1999-2, Class C-2, 7.434% 2006                                             2,000                1,550
 Series 1997-1, Class C-1, 7.42% 2007 (6)                                          1,814                1,422
 Series 1998-3, Class A-2, 6.32% 2008                                             15,000               13,677
 Series 1999-2, Class A-2, 7.056% 2011                                             2,000                1,808
 Series 2000-2, Class C, 8.312% 2011                                               3,097                2,354
 Series 1997-1, Class B, 7.46% 2014                                                  924                  799
 Series 1996-2, Class B, 8.56% 2014                                                1,642                1,514
 Series 1999-1, 10.22% 2014                                                        5,034                3,675
 Series 2001-1, Class B, 7.373% 2015                                               2,996                2,583
 Series 1996, Class B, 7.82% 2015                                                 10,992                9,519
 Series 1997-1, Class A, 7.461% 2016                                              15,872               13,862
 Series 1996-2, Class D, 11.50% 2016                                               2,137                1,471
 Series 1997-4, Class A, 6.90% 2018                                               27,587               24,461
 Series 2000-2, Class B, 8.307% 2018                                               1,957                1,644
 Series 1998-1, Class A, 6.648% 2019                                              33,904               30,067
 Series 1999-1, Class A, 6.545% 2020                                               5,612                4,874
 Series 1999-1, Class B, 6.795% 2020                                              16,853               13,950
 Series 2000-1, Class A-1, 8.048% 2020                                            11,530               10,935
 Series 2000-1, Class B, 8.388% 2020                                               4,444                3,786     1.29
US Airways, Inc. Pass Through Trust:
 Series 2000-2G, 8.02% 2019                                                       14,000               14,171
 Series 2000-3G, 7.89% 2020                                                       25,173               25,246
 Series 2001-1G, 7.076% 2021                                                      15,748               15,792
USAir, Inc., Pass Through Trust, Series                                            2,250                1,485      .47
 1993-A3, 10.375% 2013
American Airlines Inc.:
 Series 2001-2, Class A-1, 6.978% 2011 (3)                                         4,900                4,899
 Series 2001-2, Class A-2, 7.858% 2011 (3)                                         2,000                1,996
 Series 2001-2, Class B, 8.608% 2011 (3)                                          13,790               13,806
 Series 1991-C2, 9.73% 2014                                                        6,410                5,513
 Series 2001-1, Class B, 7.377% 2019 (3)                                           9,833                9,178      .30
Delta Air Lines, Inc.:
 Series 2000-1, Class A-2, 7.57% 2010                                              7,500                7,585
 Series 2001-1, Class A-2, 7.111% 2011                                             3,000                2,962
 Series 1992-A2, 9.20% 2014                                                       11,500                9,275
 1990 Equipment trust certificates: (3)
  Series I, 10.00% 2014                                                            5,000                3,925
  Series J, 10.00% 2014                                                            5,000                3,925
  Series F, 10.79% 2014                                                            1,700                1,334      .24
Jet Equipment Trust: (3)
 Series 1994-A, Class B-1, 11.79% 2013                                             4,000                2,600
 Series 1995-B, 10.91% 2014                                                        5,000                3,250
 Series 1995-D, 11.44% 2014                                                       10,000                6,500
 Series 1995-B, Class A, 7.63% 2015                                                3,777                3,135
 Series 1995-B, Class C, 9.71% 2015                                                5,500                3,575
 Series 1995-A, Class C, 10.69% 2015                                               2,750                1,974      .18
Southwest Airlines Co.:
 Series 2001-1, Class A-2, 5.496% 2006                                             5,000                4,895
 Series 2001-1, Class B, 6.126% 2006                                               7,500                7,345      .10
AIR 2 US, Series A, 8.027% 2020 (3)                                               10,993               10,276      .09
United Air Lines, Inc.:
 Series 2000-1, Class A-2, 7.73% 2012                                              4,000                3,460
 Series 1995-A2, 9.56% 2018                                                        8,000                6,341      .08
Northwest Airlines, Inc.:
 8.375% 2004                                                                       2,450                2,168
 8.52% 2004                                                                        4,140                3,616      .05
                                                                                                      334,742     2.80

CREDIT CARD  -  1.16%
First Consumer Master Trust, Series 1999-A,                                       35,000               36,333      .31
 Class A, 5.80% 2005 (3)
Metris Master Trust: (6)
 Series 1997-2, Class C, 3.153% 2006 (3)                                           7,200                7,193
 Series 2001-3, Class B, 3.003% 2008                                              12,000               11,780
 Series 2001-2, Class B, 3.183% 2009                                              10,000                9,721      .24
NextCard Credit Card Master Note Trust: (3) (6)
 Series 2000-1, Class B, 2.696% 2006                                              14,125               13,673
 Series 2001-1A, Class B, 2.776% 2007                                              6,000                6,000      .17
H.S. Receivables Corp., Series 1999-1,                                            12,656               13,122      .11
 Class A, 8.13% 2006 (3)
MBNA Master Credit Card Trust: (3)
 Series 1999-D, Class B, 6.95% 2008                                                4,700                4,851
 Series 1998-E, Class C, 6.60% 2010                                                5,000                5,063      .08
Providian Master Trust, Series 2000-3,                                             8,750                8,654      .07
 Class C, 7.60% 2007 (3)
Capital One Secured Note Trust, Series 1999-2,                                     4,250                4,244
 2.496% 2005 (3)  (6)
Capital One Master Trust, Series 1999-1,                                           2,500                2,618      .06
 Class C, 6.60% 2007 (3)
First USA Credit Card Master Trust, Series                                         6,630                6,362      .05
 1997-4, Class A, 2.896% 2010 (3)  (6)
BA Master Credit Card Trust, Series 1998-A,                                        6,000                6,000      .05
 Class B, 2.166% 2005 (6)
Hitachi Shinpan Co. Ltd., Series 1999-3,                                           1,500                1,592      .01
 Class A, 9.60% 2006 (3)
CompuCredit Credit Card Master Note Business                                       1,500                1,472      .01
 Trust, Series 2001-One, Class B,
 3.376% 2008 (3)  (6)
                                                                                                      138,678     1.16

ASSET-BACKED SECURITIES  -  1.14%
NPF XII, Inc.: (3)
 Series 1999-3, Class B, 3.075% 2003 (6)                                           3,000                3,001
 Series 1999-2, Class A, 7.05% 2003                                               15,000               15,297
 Series 2001-1, Class A, 2.738% 2004 (6)                                           7,000                7,002
 Series 2001-3, Class A, 5.52% 2007                                               16,000               15,370
NPF VI, Inc., Series 1999-1, Class A, 6.25% 2003 (3)                               5,000                5,043      .38
Tobacco Settlement Financing Corp.,                                               36,000               35,142      .29
 Series 2001A, 6.36% 2025
Garanti Trade Payment Rights Master Trust,                                        22,476               22,252      .19
 Series 1999-B, Class 1, 10.81% 2004 (3)
Puerto Rico Public Financing Corp., Series                                        21,416               21,416      .18
 1999-1, Class A, AMBAC Insured, 6.15% 2008
PF Export Receivables Master Trust, Series                                        10,000               10,082      .08
 2001-B, MBIA Insured, 6.60% 2011 (3)
Grupo Financiero Banamex-Accival,                                                  2,371                2,179      .02
 SA de CV 0% 2002 (3)
                                                                                                      136,784     1.14

AUTO LOAN  -  1.07%
MMCA Auto Owner Trust:
 Series 2000-2, Class B, 7.42% 2005                                                7,000                7,492
 Series 2000-1, Class B, 7.55% 2005                                               14,750               15,688
 Series 2001-2, Class B, 5.75% 2007                                                9,000                9,213
 Series 2001-3, Class B, 2.846% 2008 (6)                                          21,000               20,696      .44
Team Fleet Financing Corp.: (3)
 Series 1996-1, Class A, 6.65% 2002                                                2,396                2,413
 Series 2001-3A, Class A, 2.83% 2005 (6)                                          11,125               11,118
 Series 2001-3A, Class B, 3.11% 2005 (6)                                          10,500               10,450      .20
Drive Auto Receivables Trust, MBIA Insured: (3)
 Series 2000-1, Class A, 6.672% 2006                                               5,116                5,266
 Series 2001-2, Class A, 3.91% 2007                                               11,500               11,492      .14
Prestige Auto Receivables Trust, Series 2001-1A,                                   8,695                8,824      .07
 Class A, FSA Insured, 5.26% 2009 (3)
Harley-Davidson Motorcycle Trust, Series 2001-3:
 Class B, 3.72% 2009                                                               2,500                2,498
 Class A-2, 4.04% 2009                                                             5,000                4,964      .06
Continental Auto Receivables Owner Trust, Series                                   5,261                5,568      .05
 2000-B, Class CTFS, MBIA Insured, 7.11% 2007  (3)
Chevy Chase Auto Receivables Trust, Series                                         4,000                3,977      .03
 2001-2, Class A-4, 4.44% 2007
CPS Auto Receivables Trust, Series 1998-4,                                         3,397                3,445      .03
Class A-3, FSA Insured, 5.74% 2003
Hyundai Auto Receivables Trust, Series 2001-A,                                     2,380                2,378      .02
 Class C, 5.57% 2006  (3)
Triad Auto Receivables Owner Trust, Series 1999-1,                                 1,709                1,756      .02
 Class A-2, FSA Insured, 6.09% 2005
FACTA Securitization LLC, Series 2000-A: (3)
 Class A, 8.00% 2004                                                                  88                   88
 Class B, 8.96% 2004                                                               1,219                1,221      .01
                                                                                                      128,547     1.07

AIRPLANE EQUIPMENT TRUST CERTIFICATES -
 MULTIPLE LESSEE  -  0.81%

Pegasus Aviation Lease Securitization, Series 2000-1,                             51,000               43,080      .36
 Class A-2, 8.37% 2030 (3)
Airplanes Pass Through Trust:
 Class B, 2.646% 2019 (6)                                                         12,788               10,230
 Class 1-C, 8.15% 2019 (8)                                                        34,321               20,593      .26
Lease Investment Flight Trust, Series 2001-1,                                     14,180               13,684      .12
Class A-3, 2.326% 2016 (3)  (6)
Triton Aviation Finance, Series 1A, Class A-2,                                     6,587                6,229      .05
 2.396% 2025 (3)  (6)
Aircraft Finance Trust, Series 1999-1, Class A-2,                                  2,542                2,453      .02
 2.396% 2024 (6)
Embarcadero Aircraft Securitization Trust, Series                                    358                  346      .00
 2000-1, Class A-2, 2.376% 2025 (3)  (6)                                                               96,615      .81

MANUFACTURED HOUSING  -  0.55%
Green Tree Financial Corp.:
 Series 1993-2, Class B, 8.00%  2018                                               2,250                2,193
 Series 1995-3, Class B-2, 8.10% 2025                                              5,000                2,705
 Series 1995-8, Class B-2, 7.65% 2026                                              8,197                4,267
 Series 1995-6, Class B-2, 8.00% 2026                                              2,790                1,452
 Series 1996-6, Class B-2, 8.35% 2027                                             10,309                5,386
 Series 1996-5, Class B-2, 8.45% 2027                                              6,742                3,565
 Series 1996-10, Class A-6, 7.30% 2028                                             8,487                8,609
 Series 1997-8, Class B-2, 7.75% 2028                                              3,119                1,209
 Series 1998-4, Class B-2, 8.11% 2028                                             13,193                5,351
 Series 1997-6, Class A-7, 7.14% 2029                                             15,687               16,506
 Series 1997-6, Class B-2, 7.75% 2029                                              4,958                1,900
Conseco Finance Manufactured Housing Contract Trust,
 Series 2001-3:
 Class A-2, 5.16% 2033                                                             8,000                8,087
 Class A-3, 5.79% 2033                                                             5,000                4,974      .55
                                                                                                       66,204      .55

HOME EQUITY  -  0.39%
Residential Funding Mortgage Securities II, Inc.:
 Series 2000-HI5, Class A-I-4, 6.94% 2014                                          9,000                9,398
 Series 2001-H14, AMBAC Insured:
  Class A-3, 5.32% 2015                                                            8,539                8,605
  Class A-4, 5.64% 2016                                                           12,000               12,046
 Series 2001-HS2, Class A-4, 6.43% 2016                                            7,500                7,663      .32
Asset-Backed Securities Corp. Home Equity Loan Trust,
 interest only:
 Series 2001-HE2, Class A-IO, 4.50% 2031                                          82,960                5,049
 Series 2001-HE3, Class A-IO, 6.50% 2031 (6)                                      14,785                1,456      .05
CS First Boston Mortgage Securities Corp., Series                                 57,562                2,742      .02
 2001-HE16, Class A, interest only, 5.64% 2004
                                                                                                       46,959      .39

FRANCHISE/EQUIPMENT  -  0.37%
GRCT Consumer Loan Trust, Series 2001-1A, Class                                   14,988               15,321      .13
 2BRV, 6.251% 2020 (3)
CNL Funding, Series 2000-AA, Class A-2, MBIA Insured,                             13,800               14,232      .12
 8.044% 2017  (3)
Xerox Equipment Lease Owner Trust, Series 2001-1,                                  9,635                9,672      .08
 Class A, 3.896% 2008 (3)  (6)
Green Tree Recreational, Equipment and Consumer Trust,                             8,500                5,185      .04
 Series 1997-D, 7.25% 2029
                                                                                                       44,410      .37

STRANDED ASSET  -  0.29%
PP&L Transition Bond Co. LLC, Series 1999-1,                                      15,000               16,182      .14
 Class A-7, 7.05% 2009
California Infrastructure and Economic Development
 Bank, Special Purpose Trust,
 PG&E-1, Series 1997-1, Class A-7, 6.42% 2008                                     12,499               13,120      .11
ComEd Transitional Funding Trust, Series 1998,                                     3,500                3,580      .03
 Class A-4, 5.39% 2005
California Infrastructure and Economic Development
 Bank, Special Purpose Trust,
 SCE-1, Series 1997-1, Class A-7, 6.42% 2009                                       1,500                1,547      .01
                                                                                                       34,429      .29

HOME IMPROVEMENT  -  0.09%
FIRSTPLUS Home Loan Owner Trust, Series 1997-1,                                    6,885                6,983      .06
 Class A-7, MBIA Insured, 7.16% 2018
The Money Store Trust, Series 1996-D, Class A-14,                                  3,953                4,055      .03
 MBIA Insured, 6.985% 2016
                                                                                                       11,038      .09

GOVERNMENT OBLIGATIONS
U.S. GOVERNMENT
U.S. TREASURY NOTES & BONDS  -  7.54%
 11.625% November 2004                                                            60,000               72,750
 7.50% February 2005                                                              15,000               16,591
 6.50% October 2006                                                               37,000               40,238
 3.375% January 2007 (10)                                                        240,326              241,040
 5.625% May 2008                                                                  10,000               10,477
 4.75% November 2008                                                              40,000               39,825
 9.125% May 2009                                                                  18,000               20,213
 6.00% August 2009                                                                17,500               18,643
 10.375% November 2009                                                            12,500               14,678
 10.00% May 2010                                                                   5,000                5,906
 3.50% January 2011 (10)                                                          71,478               71,288
 5.00% February 2011                                                              25,000               24,906
 5.00% August 2011                                                                66,200               65,993
 10.375% November 2012                                                            24,500               31,391
 12.00% August 2013                                                               10,000               13,952
 7.875% February 2021                                                             25,000               31,098
 6.25% August 2023                                                                95,000              100,507
 7.50% November 2024                                                               1,220                1,487
 6.00% February 2026                                                              35,000               36,012
 Principal Strip 0% 2027                                                          10,740                2,387
 5.25% November 2028                                                              22,740               21,237
 5.375% February 2031                                                             21,710               21,395     7.54
                                                                                                      902,014     7.54

NON-PASS-THROUGH AGENCY SECURIITES
FREDDIE MAC BONDS & NOTES  -  0.66%
 5.75% 2010                                                                        Euro 12,000         11,082
 6.75% 2031                                                                   $   64,000               67,870      .66
                                                                                                       78,952      .66

FANNIE MAE BONDS & NOTES  -  0.53%
Medium Term Note, 6.75% 2028                                                      15,000               14,154
 7.25% 2030                                                                       43,750               49,287      .53
                                                                                                       63,441      .53

FEDERAL HOME LOAN BANK BONDS & NOTES   -  0.19%
 4.875% 2004                                                                      21,750               22,341      .19


GOVERNMENTS & GOVERNMENTAL BODIES (EXCLUDING U.S.)
NON-U.S. GOVERNMENT OBLIGATIONS  -  4.64%
Deutschland Republic 5.25% 2008                                                    Euro 82,000         74,822
Bundesrepublik:
 6.00% 2007                                                                       23,827               22,658
 5.25% 2010                                                                       36,150               32,723
Treuhandanstalt 7.125% 2003                                                       12,376               11,433     1.18
Polish Government:
 12.00% 2003                                                                  PLZ 11,000                2,852
 8.50% 2004                                                                       15,000                3,660
 8.50% 2005                                                                       50,000               12,125
 8.50% 2005                                                                       37,600                9,157
 Series 0605, 8.50% 2005                                                          22,525                5,465
 8.50% 2006                                                                       83,000               20,079      .45
Canadian Government:
 9.00% 2004                                                                   C$  10,000                7,152
 4.25% 2026 (6)  (10)                                                             62,209               42,251      .41
United Mexican States Government Eurobonds, Global:
 8.625% 2008                                                                  $      170                  183
 9.875% 2010                                                                       2,175                2,436
 8.375% 2011                                                                      16,000               16,640
 11.375% 2016                                                                      6,658                8,226
 8.30% 2031                                                                       12,615               12,426      .33
Hellenic Republic:
 8.90% 2004                                                                        Euro 14,380         14,163
 8.60% 2008                                                                       22,010               23,420
 7.50% 2013                                                                        1,820                1,889      .33
Spanish Government 6.00% 2008                                                     36,061               34,038      .28
United Kingdom:
 6.50% 2003                                                                       Pounds 5,700          8,551
 5.75% 2009                                                                       16,000               24,196      .27
French Treasury Note 4.50% 2003                                                     Euro 9,465          8,548
French Government O.A.T. Eurobond 0% 2019                                         55,000               18,814      .23
Kingdom of Denmark 6.00% 2009                                                 DKr190,000               24,024      .20
Norwegian Government:
 6.75% 2007                                                                        NOK  75,000          8,574
 5.50% 2009                                                                      124,500               13,266      .18
Japanese Government:
 0.90% 2008                                                                      Yen 1,400,000         10,652
 1.90% 2010                                                                    1,000,000                8,040      .16
Italian Government BTPS Eurobond 6.00% 2007                                        Euro 16,204         15,303      .13
New South Wales Treasury Corp. 8.00% 2008                                     A$  26,000               14,671      .12
Panama (Republic of):
 9.625% 2011                                                                  $      500                  511
 Interest Reduction Bond 4.75% 2014 (6)  (9)                                       8,657                7,710
 10.75% 2020                                                                         210                  224
 8.875% 2027                                                                         250                  231
 9.375% 2029                                                                         675                  709      .08
Russian Federation: (6) (9)
 5.00% 2030                                                                       10,640                6,198
 5.00% 2030 (3)                                                                      145                   84      .05
Bulgaria (Republic of): (6) (9)
 Past Due Interest 4.563% 2011                                                     3,960                3,475
 Front Loaded Interest Reduction Bond, 4.563% 2012                                 2,470                2,235      .05
Brazil (Federal Republic of):
 Eligible Interest Bond 3.188% 2006 (6)  (9)                                         940                  824
 Bearer 8.00% 2014 (5)  (9)                                                        1,060                  819
 8.875% 2024                                                                       1,375                  918
 12.25% 2030                                                                         425                  367
 11.00% 2040                                                                         915                  707      .03
State of Qatar 9.75% 2030 (3)                                                      2,750                3,149      .03
Chile (Republic of) 7.125% 2012                                                    3,000                3,061      .02
Dominican Republic 9.50% 2006 (3)                                                  2,135                2,183      .02
Argentina (Republic of):
 Series E, 0% 2003                                                                 1,000                  553
 7.00%/15.50% 2008 (1)  (9)                                                        3,370                  918
 12.25% 2018 (5)  (9)                                                                968                  235
 12.00% 2031 (5)  (9)                                                              1,776                  395      .02
Ukraine Government 11.00% 2007 (9)                                                 1,880                1,796      .02
New Zealand Government 4.50% 2016 (6)  (10)                                   NZ$  3,326                1,361      .01
Guatemala (Republic of) 10.25% 2011 (3)                                       $    1,000                1,058      .01
Turkey (Republic of):
 12.375% 2009                                                                        500                  506
 11.875% 2030                                                                        500                  484      .01
Philippines (Republic of):
 9.875% 2019                                                                         500                  477
 10.625% 2025                                                                        470                  462      .01
Peru (Republic of): (6) (9)
 Past Due Interest Eurobond 4.50% 2017                                               875                  674
 Front-Loaded Interest Reduction Eurobond 4.00% 2017                                 100                   71      .01
Venezuela (Republic of) Eurobond 2.875% 2007 (6)  (9)                                714                  520      .00
                                                                                                      555,352     4.64

NON-U.S. AGENCY BONDS  -  0.15%
KfW International Finance Inc. 5.00% 2011                                          Euro 20,700         18,213      .15

DEVELOPMENT AUTHORITIES  -  0.05%
International Bank for Reconstruction & Development,                          $   40,000                6,280      .05
 Series MTN, 0% 2031

TAXABLE MUNICIPAL OBLIGATIONS  -  0.13%
California Maritime Infrastructure Authority, Taxable                              8,137                8,305      .07
 Lease Revenue Bonds (San Diego Unified Port District-
South Bay Plant Acquisition), Series 1999,
 6.63% 2009 (3)  (9)
Chugach Electric Association, Inc., 2001 Series A,                                 7,500                7,555      .06

                                                                                                       15,860      .13


                                                                                        Shares        Market  Percent
                                                                                                       Value   of Net
Equity Related Securities                                                                              (000)   Assets

Stocks & Warrants -  0.20% (2)
Nextel Communications, Inc., Class A  (3)                                      1,455,283               15,950      .13
Price Communications Corp.                                                       216,953                4,142      .03
Wilshire Financial Services Group, Inc. (11)                                   1,601,967                3,284      .03
Clarent Hospital Corp. (8) (11)                                                  354,301                  886      .01
Protection One Alarm Monitoring, Inc.,                                            54,400                   19      .00
 warrants, expire 2005  (3)  (8)
Viatel, Inc.                                                                      32,363                    1      .00
McCaw International, Ltd., warrants,                                              30,500                    -        -
 expire 2007  (3)  (8)
NTL Inc., warrants, expire 2008  (3)  (8)                                         26,362                    -        -
                                                                                                       24,282      .20

TOTAL BONDS, NOTES & EQUITY SECURITIES                                                             10,958,792    91.64
 (cost: $11,424,100,000)


                                                                                     Principal        Market  Percent
                                                                                        Amount         Value   of Net
Short-Term Securities                                                                    (000)         (000)   Assets

Corporate Short-Term Notes  -  5.69%
Procter & Gamble Co.:  (3)
 1.98% due 1/22/2002                                                              25,400               25,369
 2.00% due 1/23/2002                                                              25,000               24,968
 1.78% due 3/19/2002                                                              25,000               24,905      .63
Park Avenue Receivables Corp.:  (3)
 1.86% due 1/15/2002                                                              50,000               49,961
 2.12% due 1/28/2002                                                              25,000               24,959      .63
General Electric Capital Corp.:
 1.82% due 1/2/2002                                                               29,760               29,757
 2.04% due 1/4/2002                                                               42,000               41,991      .60
SBC Communications Inc.:  (3)
 1.80% due 1/30/2002                                                              13,000               12,980
 1.865% due 2/14/2002                                                             50,000               49,883      .52
Ciesco L.P.:
 1.78% due 1/11/2002                                                              30,000               29,984
 1.98% due 1/15/2002                                                              14,000               13,988
 1.78% due 2/5/2002                                                               10,000                9,982      .45
Emerson Electric Co. 1.82% due 1/18/2002 (3)                                      47,000               46,957      .39
Corporate Asset Funding Co. Inc.:  (3)
 2.33% due 1/17/2002                                                              15,000               14,983
 1.72% due 3/13/2002                                                              30,000               29,893      .38
BellSouth Corp.:  (3)
 1.80% due 1/11/2002                                                              26,000               25,986
 2.00% due 1/18/2002                                                              18,800               18,781      .37
Triple-A One Funding Corp.:  (3)
 1.94% due 1/14/2002                                                              31,558               31,534
 1.86% due 2/8/2002                                                                8,900                8,882      .34
Wells Fargo & Co. 1.79% due 3/12/2002                                             35,500               35,375      .30
FCAR Owner Trust I 1.93% due 1/24/2002                                            31,800               31,759      .26
American Express Credit Corp. 2.00% due 1/8/2002                                  30,000               29,987      .25
Texaco Inc. 1.88% due 2/7/2002                                                    23,800               23,753      .20
Estee Lauder Companies Inc. 2.25% due 1/16/2002 (3)                               20,000               19,980      .17
Tribune Co. 2.07% due 1/29/2002 (3)                                               14,600               14,576      .12
American General Corp. 1.99% due 1/16/2002                                         9,600                9,592      .08
                                                                                                      680,765     5.69

Federal Agency Discount Notes  -  1.50%
Freddie Mac:
 2.02% due 1/2/2002                                                               16,900               16,898
 2.195% due 1/24/2002                                                             13,800               13,780
 2.19% due 1/30/2002                                                              25,600               25,553
 1.74% due 3/21/2002                                                              23,000               22,911      .66
Federal Home Loan Banks 2.05% due 1/4/2002                                        50,000               49,989      .42
Fannie Mae 1.73% due 3/21/2002                                                    50,000               49,807      .42
                                                                                                      178,938     1.50


TOTAL SHORT-TERM SECURITIES (cost: $859,705,000)                                                      859,703     7.19


TOTAL INVESTMENT SECURITIES (cost: $12,283,805,000)                                                11,818,495    98.83
Excess of cash and receivables over payables                                                          139,402     1.17

NET ASSETS                                                                                        $11,957,897   100.00

(1)  Step bond; coupon rate will increase at
     a later date.
(2)  Non-income-producing security.
(3)  Purchased in a private placement transaction;
     resale may be limited to qualified institutional buyers; resale to public may require registration.
(4) Company not making interest payments; bankruptcy proceedings pending.
(5) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(6)  Coupon rate may change periodically.
(7) Purchased as a unit; issue was separated but reattached for reporting purposes.
(8)  Valued under procedures established by
     the Board of Directors.
(9) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(10) Index-linked bond whose principal amount moves with a government retail price index.
(11) The fund owns 7.90% and 5.80% of the outstanding voting securities of Wilshire Financial Services and Clarent Hospital Corp., respectively, and thus are considered an affiliate as defined in the Investment Company Act of 1940.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at December 31, 2001                                                           (dollars in       thousands)
Assets:
 Investment securities at market
  (cost: $12,283,805)                                                                           $11,818,495
 Cash                                                                                                16,148
 Receivables for -
  Sales of investments                                                             $18,206
  Sales of fund's shares                                                            44,119
  Forward currency contracts - net                                                   3,146
  Dividends and interest                                                           172,309
  Other                                                                                121          237,901
                                                                                                 12,072,544
Liabilities:
 Payables for -
  Purchases of investments                                                          63,943
  Repurchases of fund's shares                                                      43,128
  Forward currency contracts - net                                                     907
  Management services                                                                3,252
  Other expenses                                                                     3,417          114,647
Net assets at December 31, 2001                                                                 $11,957,897

 Total authorized capital stock - 2,500,000,000
 shares, $.001 par value
 Class A shares:
  Net assets                                                                                    $11,222,884
  Shares outstanding                                                                            877,223,090
  Net asset value per share                                                                          $12.79
 Class B shares:
  Net assets                                                                                       $470,654
  Shares outstanding                                                                             36,787,590
  Net asset value per share                                                                          $12.79
 Class C shares:
  Net assets                                                                                       $187,921
  Shares outstanding                                                                             14,688,430
  Net asset value per share                                                                          $12.79
 Class F shares:
  Net assets                                                                                        $76,438
  Shares outstanding                                                                              5,974,640
  Net asset value per share                                                                          $12.79


See Notes to Financial Statements


Statement of operations
for the year ended December 31, 2001                                           (dollars in       thousands)
Investment income:
 Income:
  Interest                                                                        $833,519
  Dividends                                                                         14,098         $847,617

 Expenses:
  Management services fee                                                           34,818
  Distribution expenses - Class A                                                   26,032
  Distribution expenses - Class B                                                    2,584
  Distribution expenses - Class C                                                      637
  Distribution expenses - Class F                                                       70
  Transfer agent fee - Class A                                                      10,892
  Transfer agent fee - Class B                                                         291
  Administrative services fees - Class C                                               147
  Administrative services fees - Class F                                                58
  Reports to shareholders                                                              410
  Registration statement and prospectus                                                612
  Postage, stationery and supplies                                                   1,280
  Directors' fees                                                                       69
  Auditing and legal fees                                                               81
  Custodian fee                                                                        526
  Taxes other than federal income tax                                                  121
  Other expenses                                                                        20           78,648
 Net investment income                                                                              768,969

Realized loss and unrealized
 appreciation on investments:
 Net realized loss                                                                                 (125,097)
 Net unrealized appreciation on:
  Investments                                                                       61,868
  Open forward currency contracts                                                    4,423
   Net unrealized appreciation                                                                       66,291
  Net realized loss and
   unrealized appreciation on investments                                                           (58,806)
 Net increase in net assets resulting
  from operations                                                                                  $710,163


See Notes to Financial Statements


Statement of changes in net assets                                             (dollars in       thousands)

                                                                    Year ended December 31
                                                                                       2001             2000
Operations:
 Net investment income                                                            $768,969         $678,652
 Net realized loss on investments                                                 (125,097)         (72,414)
 Net unrealized appreciation (depreciation)
  on investments                                                                    66,291          (50,346)
  Net increase in net assets
   resulting from operations                                                       710,163          555,892
Dividends paid to shareholders:
 Dividends from net investment income:
  Class A                                                                         (718,108)        (688,050)
  Class B                                                                          (15,528)          (2,035)
  Class C                                                                           (3,716)               -
  Class F                                                                           (1,846)               -
   Total dividends                                                                (739,198)        (690,085)

Capital share transactions:
 Proceeds from shares sold                                                       4,575,179        2,190,967
 Proceeds from shares issued in reinvestment
  of net investment income dividends                                               598,345          550,406
 Cost of shares repurchased                                                     (2,641,046)      (2,630,060)
  Net increase in net assets resulting
   from capital share transactions                                               2,532,478          111,313

Total increase (decrease) in net assets                                          2,503,443          (22,880)

Net assets:
 Beginning of year                                                               9,454,454        9,477,334
 End of year (including
  distributions in excess of
  net investment income: $(7,454) and $(7,328),
  respectively)                                                                $11,957,897       $9,454,454


See notes to financial statements

Notes to financial statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Bond Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks as high a level of current income as is consistent with preservation of capital through a diversified portfolio of bonds and other fixed-income obligations.

The fund offers four classes of shares as described below:

Class A shares are sold with an initial sales charge of up to 3.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contracts are recorded in the Statement of Assets and Liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities' values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the Statement of Assets and Liabilities.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended December 31, 2001, non-U.S. taxes paid were $2,000.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, forward contracts, and other receivables and payables, on a book basis, were $36,385,000 for the year December 31, 2001.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of December 31, 2001, the cost of investment securities, excluding forward currency contracts, for federal income tax reporting purposes was $12,290,666,000. Net unrealized depreciation on investments, excluding forward currency contracts, aggregated $472,171,000; $265,704,000 related to appreciated securities and $737,875,000 related to depreciated securities. For the year ended December 31, 2001, the fund realized tax basis net capital losses of $141,597,000, which includes $51,238,000 of net capital losses realized during the period November 1, 2000 through December 31, 2000. The fund had available at December 31, 2001, a net capital loss carryforward totaling $208,555,000 which may be used to offset capital gains realized during subsequent years through 2009 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. In addition, the fund has deferred, for tax purposes, net capital losses totaling $5,246,000 which were realized during the period November 1, 2001 through December 31, 2001. Net losses related to non-U.S. currency transactions of $43,789,000 (including $19,628,000 which were realized during the period November 1, 2000 through December 1, 2000) were treated as an adjustment to ordinary income for federal income tax purposes.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $34,818,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which officers and certain Directors of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.30% per annum of the first $60 million of daily net assets decreasing to 0.14% of such assets in excess of $10 billion. The agreement also provides for monthly fees, accrued daily, of 2.25% on the first $8,333,333 of the fund's monthly gross investment income and 2.00% of such income in excess of $8,333,333. For the year ended December 31, 2001, the management services fee was equivalent to an annualized rate of 0.323% of average daily net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.25% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.25% annual expense limit for Class A shares is not exceeded. For the year ended December 31, 2001, aggregate distribution expenses were limited to $26,032,000, equivalent to an annualized rate of 0.25% of average daily net assets attributable to Class A shares. As of December 31, 2001, unreimbursed expenses which remain subject to reimbursement totaled $10,953,000.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended December 31, 2001, aggregate distribution expenses were $2,584,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended December 31, 2001, aggregate distribution expenses were $637,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended December 31, 2001, aggregate distribution expenses were $70,000, equivalent to an annualized rate of 0.25% of average daily net assets attributable to Class F shares.

As of December 31, 2001, aggregate distribution expenses payable to AFD were $2,319,000.

AFD received $7,881,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended December 31, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $11,183,000 was incurred during the year ended December 31, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of December 31, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $790,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended December 31, 2001, total fees under the agreement were $205,000. As of December 31, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $35,000.

DEFERRED DIRECTORS'FEES - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of December 31, 2001, the cumulative amount of these liabilities was $176,000. Directors' fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

AFFILIATED OFFICERS AND DIRECTORS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $8,510,478,000 and $6,379,620,000, respectively, during the year ended December 31, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended December 31, 2001, the custodian fee of $526,000 includes $247,000 that was paid by these credits rather than in cash.

For the year ended December 31, 2001, the fund reclassified $29,018,000 to undistributed net realized gains and $880,000 to additional paid-in capital from undistributed net investment income.

As of December 31, 2001, net assets consisted of the following:

                                                                      (dollars in thousands)
Capital paid in on shares of capital stock                                       $12,646,960
Distributions in excess of net investment income                                      (7,454)
Accumulated net realized loss                                                       (215,919)
Net unrealized depreciation                                                         (465,690)
Net assets                                                                       $11,957,897

Capital share transactions in the fund were as follows:

                                                     Year ended     December 31, 2001      Year ended     December 31, 2000
                                                   Amount (000)                Shares    Amount (000)                Shares
Class A Shares:
  Sold                                               $3,848,566           297,308,857      $2,100,818           164,508,807
  Reinvestment of dividends                             582,309            45,082,058         548,746            43,009,488
  Repurchased                                        (2,551,817)         (197,331,185)     (2,626,235)         (205,443,815)
   Net increase in Class A                            1,879,058           145,059,730          23,329             2,074,480
Class B Shares: (1)
  Sold                                                  409,659            31,665,721          90,149             7,089,300
  Reinvestment of dividends                              11,772               912,927           1,660               130,466
  Repurchased                                           (35,003)           (2,710,048)         (3,825)             (300,776)
   Net increase in Class B                              386,428            29,868,600          87,984             6,918,990
Class C Shares: (2)
  Sold                                                  218,877            16,942,621             -                     -
  Reinvestment of dividends                               2,915               226,549             -                     -
  Repurchased                                           (32,026)           (2,480,740)            -                     -
   Net increase in Class C                              189,766            14,688,430             -                     -
Class F Shares: (2)
  Sold                                                   98,077             7,588,450             -                     -
  Reinvestment of dividends                               1,349               104,825             -                     -
  Repurchased                                           (22,200)           (1,718,635)            -                     -
   Net increase in Class F                               77,226             5,974,640             -                     -
Total net increase in fund                           $2,532,478           195,591,400      $  111,313             8,993,470

(1) Class B shares were not offered
    before March 15, 2000.
(2) Class C and Class F shares were
    not offered before March 15, 2001.

At December 31, 2001, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

                                                             U.S. Valuations
                            Contract Amount                    at 12/31/2001
Non-U.S.                                                                            Unrealized
Currency                                                                        (Depreciation)
 Contracts                         Non-U.S.         U.S.              Amount      Appreciation
                                      (000)        (000)               (000)             (000)
Sales:
 British Pounds
  expiring 1/24 to
  3/19/2002                  Pounds 15,552      $ 22,125            $ 22,533             $(408)
 Euros
  expiring 1/2 to
  3/19/2002                     Euro 74,444       65,859              66,170              (311)
 Japanese Yen
  expiring 1/4 to
  3/14/2002                   Yen 1,106,574        8,789               8,446               343

                                                $ 96,773            $ 97,149             $(376)

Per-share data and ratios
                                                                                     Class A


                                                                      Year ended December 31
                                                                                         2001             2000     1999
Net asset value, beginning of year                                                    $12.79           $12.98   $13.61

 Income from investment operations:
  Net investment income                                                              .93 (1)          .94 (1)      .93

  Net (losses) gains on securities                                                 (.03) (1)        (.17) (1)     (.63)
 (both realized and unrealized)
   Total from investment operations                                                      .90              .77      .30

 Less distributions:
  Dividends (from net investment income)                                                (.90)            (.96)    (.93)

  Distributions (from capital gains)                                                       -                -        -

   Total distributions                                                                  (.90)            (.96)    (.93)

Net asset value, end of year                                                          $12.79           $12.79   $12.98

Total return (2)                                                                        7.15%            6.19%    2.29%

Ratios/supplemental data:

 Net assets, end of year (in millions)                                               $11,223           $9,366   $9,477

 Ratio of expenses to average net assets                                                 .71%             .72%     .69%

 Ratio of net income to average net assets                                              7.17%            7.35%    6.96%

                                                                                         1998             1997
Net asset value, beginning of year                                                    $14.00           $13.75

 Income from investment operations:
  Net investment income                                                                  .94              .98

  Net (losses) gains on securities                                                      (.24)             .25
 (both realized and unrealized)
   Total from investment operations                                                      .70             1.23

 Less distributions:
  Dividends (from net investment income)                                                (.95)            (.98)

  Distributions (from capital gains)                                                    (.14)               -

   Total distributions                                                                 (1.09)            (.98)

Net asset value, end of year                                                          $13.61           $14.00

Total return (2)                                                                        5.17%            9.24%

Ratios/supplemental data:

 Net assets, end of year (in millions)                                                $9,541           $8,176

 Ratio of expenses to average net assets                                                 .66%             .68%

 Ratio of net income to average net assets                                              6.94%            6.95%

                                                                                     Class B
                                                                                        Year
                                                                                       ended      March 15 to
                                                                               December 31,     December 31,
                                                                                        2001         2000 (3)
Net asset value, beginning of period                                                  $12.79           $12.92

 Income from investment operations: (1)
  Net investment income                                                                  .83              .62

  Net losses on securities                                                              (.03)            (.08)
(both realized and unrealized)
   Total from investment operations                                                      .80              .54

 Less distributions:
  Dividends (from net investment income)                                                (.80)            (.67)

Net asset value, end of period                                                        $12.79           $12.79

Total return (2)                                                                        6.37%            4.33%

Ratios/supplemental data:

 Net assets, end of period (in millions)                                                $471              $88

 Ratio of expenses to average net assets                                                1.45%       1.42% (4)

 Ratio of net income to average net assets                                              6.30%       6.65% (4)

                                                                                     Class C          Class F

                                                                                 March 15 to      March 15 to
                                                                               December 31,     December 31,
                                                                                    2001 (3)         2001 (3)
Net asset value, beginning of period                                                  $13.05           $13.05

 Income from investment operations: (1)
  Net investment income                                                                  .63              .70

  Net losses on securities                                                              (.27)            (.27)
(both realized and unrealized)
   Total from investment operations                                                      .36              .43

 Less distributions:
  Dividends (from net investment income)                                                (.62)            (.69)

Net asset value, end of period                                                        $12.79           $12.79

Total return (2)                                                                        2.83%            3.35%

Ratios/supplemental data:

 Net assets, end of period (in millions)                                                $188              $76

 Ratio of expenses to average net assets                                                1.57%        .79% (4)

 Ratio of net income to average net assets                                              6.25%       7.03% (4)

Supplemental data - all classes


                                                                      Year ended December 31
                                                                                         2001             2000     1999
Portfolio turnover rate                                                                64.28%           62.07%   46.71%
                                                                                         1998             1997
Portfolio turnover rate                                                                66.25%           51.96%

1) Based on average shares outstanding.
2) Total returns exclude all sales charges, including contingent deferred sales charges.
3) Based on operations for the period shown and, accordingly, not representative of a full year (unless otherwise noted).
4) Annualized.

Independent Auditors' Report

To the Board of Directors and Shareholders of The Bond Fund of America, Inc.

We have audited the accompanying statement of assets and liabilities of The Bond Fund of America, Inc. (the "Fund"), including the investment portfolio, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through December 31, 2000 and the year ended December 31, 2001 for Class B shares, and the period March 15, 2001 through December 31, 2001 for Class C and Class F shares. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The Bond Fund of America, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through December 31, 2000 and the year ended December 31, 2001 for Class B shares, and the period March 15, 2001 through December 31, 2001 for Class C and Class F shares, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Los Angeles, California

February 6, 2002


OTHER SHARE CLASS RESULTS (unaudited)
Class B, Class C and Class F
Returns for periods ended December 31, 2001:

                                                     ONE         LIFE OF
                                                     YEAR        CLASS
CLASS B SHARES
Reflecting applicable contingent deferred            +1.37%      +3.84%(1)
 sales charge (CDSC), maximum of 5%, payable
 only if shares are sold within six years of
 purchase

Not reflecting CDSC                                  +6.37%      +5.96%(1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable              -           +1.85%(2)
 only if shares are sold within one year of
 purchase

Not reflecting CDSC                                  -           +2.83%(2)

CLASS F SHARES
Not reflecting annual asset-based fee                -           +3.35%(2)
charged by sponsoring firm


(1) Average annual compound return from March 15, 2000, when Class B shares first became available.
(2) Total return from March 15, 2001, when Class C and Class F shares first became available.


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 1% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 8% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WAS MAILED IN JANUARY 2002 TO DETERMINE THE AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


                                    PART C
                               OTHER INFORMATION
                         THE BOND FUND OF AMERICA, INC.

ITEM 23. EXHIBITS

(a) Articles of Incorporation - previously filed (see P/E Amendment No. 41 filed 2/28/97; No. 46 filed 3/9/00; No. 47 filed 3/9/01; and No. 48 filed
2/15/02)
(b) By-laws - previously filed (see P/E Amendment No. 41 filed 2/28/97; and No. 47 filed 3/9/01)
(c) Form of share certificate - previously filed (see P/E Amendment No. 47 filed 3/9/01)
(d) Form of Amended Investment Advisory and Service Agreement - previously filed (see P/E Amendment No. 45 filed 1/5/00)
(e-1) Form of Amended and Restated Principal Underwriting Agreement - previously filed (see P/E Amendment No. 48 filed 2/15/02)
(e-2) Form of Selling Group Agreement; form of Banking Selling Group Agreement; form of Omnibus addendum to the Selling Group Agreement (for retirement plan share classes (R shares) only); and form of Institutional Selling Group Agreement
(f) None
(g) Form of Global Custody Agreement
(h) Form of Amended and Restated Administrative Services Agreement; and
Form of Amended Shareholder Services Agreement dated 7/1/01 - previously filed (see P/E Amendment No. 48 filed 2/15/02)
(i) Legal opinion for Classes R-1, R-2, R-3, R-4, and R-5 Shares
(j) Consent of Independent Auditors
(k) None
(l) Initial capital agreements - previously filed (see P/E Amendment No. 41 filed 2/28/97)
(m-1) Forms of Plans of Distribution - previously filed (see P/E Amendment No. 41 filed 2/28/97; No. 46 filed 3/9/00; No. 47 filed 3/9/01; and No. 48 filed
2/15/02
(m-2) Form of Plans of Distribution relating to Class R-1, R-2, R-3, and R-4 shares
(n) Form of Amended and Restated Multiple Class Plan - previously filed (see P/E Amendment No. 48 filed 2/15/02)
(o) None
(p) Code of Ethics - previously filed (see P/E Amendment No. 48 filed 2/15/02)

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  None

ITEM 25. INDEMNIFICATION

  Registrant is a joint-insured under Investment Advisor/Mutual fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

  Article VI, Section 7 of the Articles of Incorporation of the Fund provides that:

"(7) The Corporation shall provide any indemnification required by the laws of Maryland and shall indemnify directors, officers, agents and employees as follows:

 (a) The Corporation shall indemnify any director or officer of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was such director or officer or an employee or agent of the corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgement, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

 (b) The Corporation shall indemnify any director or officer of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was such director or officer or employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in defense or settlement of such action or suit if he acted in good faith and in a manner he

ITEM 25. INDEMNIFICATION (CONTINUED)

reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought, or any other court having jurisdiction in the premises, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

 (c) To the extent that a director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subparagraphs (a) or (b) above or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity for the determination as to the standard of conduct as provided in subparagraph (d).

 (d) Any indemnification under subparagraph (a) or (b) (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in subparagraph (a) or (b). Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, such a quorum of disinterested directors so directs, by independent legal counsel (who may be regular counsel for the Corporation) in a written opinion; and any determination so made shall be conclusive.

 (e) Expenses incurred in defending a civil or criminal action, writ or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case, upon receipt of an undertaking by or on behalf of the director or officer to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized herein.

 (f) Agents and employees of the Corporation who are not directors or officers of the Corporation may be indemnified under the same standards and procedures set forth above, in the discretion of the Board of Directors.

 (g) Any indemnification pursuant to this paragraph shall not be deemed exclusive of any other rights to which those indemnified may be entitled and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

ITEM 25. INDEMNIFICATION (CONTINUED)

 (h) Nothing in these Articles of Incorporation or in the By-Laws shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office."

  Subsection (b) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

  Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors of a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by any party to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection
(b).

  Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such

ITEM 25. INDEMNIFICATION (CONTINUED)

person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

 Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940 (the "1940 Act") Releases No. 7221 (June 9,
1972) and No. 11330 (September 4, 1980). In addition, indemnification by the Registrant shall be consistent with the requirements of rule 484 under the Securities Act of 1933. Furthermore, Registrant undertakes to the staff of the Securities and Exchange Commission that the Fund's indemnification provisions quoted above prohibit indemnification for liabilities arising under the Securities Act of 1933 and the 1940 Act.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  None

ITEM 27. PRINCIPAL UNDERWRITERS

  (a) American Funds Distributors, Inc. is the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., The Investment Company of America, Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

(B)                 (1)                                                          (2)           (3)



       NAME AND PRINCIPAL                       POSITIONS AND OFFICES       POSITIONS AND OFFICES

          BUSINESS ADDRESS                        WITH UNDERWRITER            WITH REGISTRANT



       David L. Abzug                           Vice President              None

       P.O. Box 2248

       Agoura Hills, CA 91376



       John A. Agar                             Vice President              None

       P.O. Box 7326

       Little Rock, AR 72217



       Robert B. Aprison                        Vice President              None

       2983 Bryn Wood Drive

       Madison, WI  53711



L      William W. Bagnard                       Vice President              None



       Steven L. Barnes                         Senior Vice President       None

       7490 Clubhouse Road

       Suite 100

       Boulder, CO  80301



B      Carl R. Bauer                            Vice President              None



       Michelle A. Bergeron                     Senior Vice President       None

       4160 Gateswalk Drive

       Smyrna, GA 30080



       J. Walter Best, Jr.                      Regional Vice President     None

       9013 Brentmeade Blvd.

       Brentwood, TN 37027



       Joseph T. Blair                          Senior Vice President       None

       P.O. Box 3529

       148 E. Shore Avenue

       Groton Long Point, CT 06340



       John A. Blanchard                        Vice President              None

       576 Somerset Lane

       Northfield, IL 60093



       Ian B. Bodell                            Senior Vice President       None

       P.O. Box 1665

       Brentwood, TN  37024-1665



       Mick L. Brethower                        Senior Vice President       None

       601 E. Whitestone Blvd.

       Building 6, Suite 115

       Cedar Park, TX 78613



       Alan Brown                               Vice President              None

       4129 Laclede Avenue

       St. Louis, MO 63108



B      J. Peter Burns                           Vice President              None



       Cody Callaway                            Regional Vice President     None

       803 South Desert Palm Place

       Broken Arrow, OK 74012



       Matthew C. Carlisle                      Regional Vice President     None

       4500 Fairvista Drive

       Charlotte, NC 28269



       Damian F. Carroll                        Regional Vice President     None

       40 Ten Acre Road

       New Britain, CT 06052



       Brian C. Casey                           Vice President              None

       8002 Greentree Road

       Bethesda, MD  20817



       Victor C. Cassato                        Senior Vice President       None

       609 W. Littleton Blvd., Suite 310

       Littleton, CO  80120



       Christopher J. Cassin                    Senior Vice President       None

       19 North Grant Street

       Hinsdale, IL  60521



       Denise M. Cassin                         Vice President              None

       1301 Stoney Creek Drive

       San Ramon, CA  94583



L      David Charlton                           Senior Vice President       None



L      Larry P. Clemmensen                      Director                    None



L      Kevin G. Clifford                        Director, President and     None
                                                Co-Chief

                                                Executive Officer



H      Cheri Coleman                            Assistant Vice              None
                                                President



       Ruth M. Collier                          Senior Vice President       None

       29 Landsdowne Drive

       Larchmont, NY 10538



S      David Coolbaugh                          Vice President              None



       Carlo O. Cordasco                        Regional Vice President     None

       101 Five Forks Lane

       Hampton, VA 23669



       Thomas E. Cournoyer                      Vice President              None

       2333 Granada Boulevard

       Coral Gables, FL  33134



       Joseph G. Cronin                         Regional Vice President     None

       1533 Wilmot Road

       Deerfield, IL 60015



       William F. Daugherty                     Regional Vice President     None

       1216 Highlander Way

       Mechanicsburg, PA 17050



       Guy E. Decker                            Regional Vice President     None

       2990 Topaz Lane

       Carmel, IN 46032



       Daniel J. Delianedis                     Vice President              None

       Edina Executive Plaza

       5200 Willson Road, Suite 150

       Edina, MN  55424



       James A. DePerno, Jr.                    Regional Vice President     None

       91 Church Street

       East Aurora, NY 14052



L      Bruce L. DePriester                      Senior Vice President       None



       Thomas J. Dickson                        Regional Vice President     None

       108 Wilmington Court

       Southlake, TX 76092



       Michael A. DiLella                       Vice President              None

       P. O. Box 661

       Ramsey, NJ  07446



       G. Michael Dill                          Senior Vice President       None
       505 E. Main Street

       Jenks, OK  74037



       Kirk D. Dodge                            Senior Vice President       None

       2627 Mission Street

       San Marino, CA  91108



       Peter J. Doran                           Director, Executive Vice President    None

       100 Merrick Road, Suite 216W

       Rockville Centre, NY 11570



L      Michael J. Downer                        Secretary                   Vice President



       Michael J. Dullaghan                     Regional Vice President     None

       5040 Plantation Grove Lane

       Roanoke, VA 24012



S      J. Steven Duncan                         Senior Vice President       None



       Robert W. Durbin                         Vice President              None

       74 Sunny Lane

       Tiffin, OH  44883



I      Lloyd G. Edwards                         Senior Vice President       None



       Timothy L. Ellis                         Regional Vice President     None

       1441 Canton Mart Road, Suite 9

       Jackson, MS 39211



       John R. Fodor                            Senior Vice President       None

       15 Latisquama Road

       Southborough, MA  01772



       Daniel B. Frick                          Regional Vice President     None

       845 Western Avenue

       Glen Ellyn, IL 60137



       Clyde E. Gardner                         Senior Vice President       None

       Route 2, Box 3162

       Osage Beach, MO  65065



L      Linda S. Gardner                         Assistant Vice President    None



B      Evelyn K. Glassford                      Vice President              None



       Jack E. Goldin                           Regional Vice President     None

       7995 Northwest 20th Street

       Pembroke Pines, FL 33024



       Jeffrey J. Greiner                       Vice President              None

       12210 Taylor Road

       Plain City, OH  43064



L      Paul G. Haaga, Jr.                       Director                    Chairman and Director



B      Mariellen Hamann                         Vice President              None



       Derek S. Hansen                          Regional Vice President     None

       13033 Ridgedale Drive, PMB 147
       Minnetonka, MN 55305



       David E. Harper                          Senior Vice President       None

       150 Old Franklin School Road

       Pittstown, NJ 08867



H      Mary Pat Harris                          Vice President              None



       Robert J. Hartig, Jr.                    Regional Vice President     None

       8504 Scenic View Drive, Apt. 103

       Fishers, IN 46038



       Steven J. Hipsley                        Regional Vice President     None

       14 Dyer Switch Road

       Saratoga Springs, NY 12866



       Ronald R. Hulsey                         Senior Vice President       None

       6202 Llano

       Dallas, TX  75214



       Robert S. Irish                          Vice President              None

       1225 Vista Del Mar Drive

       Delray Beach, FL  33483



       Michael J. Johnston                      Director                    None

       630 Fifth Avenue, 36th Floor

       New York, NY  10111



B      Damien M. Jordan                         Senior Vice President       None



       John P. Keating                          Regional Vice President     None

       2285 Eagle Harbor Parkway

       Orange Park, FL 30073



       Dorothy Klock                            Vice President              None

       555 Madison Avenue, 29th Floor

       New York, NY 10022



       Dianne L. Koske                          Assistant Vice President

       122 Clydesdale Court

       Hampton, VA 23666



       Andrew R. LeBlanc                        Regional Vice President     None

       78 Eton Road

       Garden City, NY 11530



B      Karl A. Lewis                            Vice President              None



       T. Blake Liberty                         Vice President              None

       5506 East Mineral Lane

       Littleton, CO  80122



       Mark J. Lien                             Regional Vice President     None

       1103 Tulip Tree Lane

       West Des Moines, IA 50266



L      Lorin E. Liesy                           Vice President              None



I      Kelle Lindenberg                         Assistant Vice President    None



       Louis K. Linquata                        Regional Vice President     None

       5214 Cass Street

       Omaha, NE 68132



LW     Robert W. Lovelace                       Director                    None



       Brendan T. Mahoney                       Regional Vice President     None

       29 Harvard Drive

       Sudbury, MA 01776



       Stephen A. Malbasa                       Director, Senior Vice       None
                                                President

       13405 Lake Shore Blvd.

       Cleveland, OH  44110



       Steven M. Markel                         Senior Vice President       None

       5241 South Race Street

       Greenwood Village, CO  80121



L      J. Clifton Massar                        Director, Senior Vice       None
                                                President



       James R. McCrary                         Regional Vice President     None

       28812 Crestridge

       Rancho Palos Verdes, CA 90275



L      Scott F. McIntyre                        Senior Vice President       None



S      John V. McLaughlin                       Senior Vice President       None



       Terry W. McNabb                          Vice President              None

       2002 Barrett Station Road

       St. Louis, MO  63131



       Scott M. Meade                           Regional Vice President     None

       P.O. Box 122

       Rye Beach, NH 03871



       Monty L. Moncrief                        Regional Vice President     None

       55 Chandler Creek Court

       The Woodlands, TX 77381



       William E. Noe                           Vice President              None

       304 River Oaks Road

       Brentwood, TN  37027



       Peter A. Nyhus                           Vice President              None

       3084 Wilds Ridge Court

       Prior Lake, MN  55372



       Eric P. Olson                            Vice President              None

       62 Park Drive

       Glenview, IL  60025



       Jeffrey A. Olson                         Regional Vice President     None

       930 S. Cowley Street, #305

       Spokane, WA 99202



       Gary A. Peace                            Regional Vice President     None

       291 Kaanapali Drive

       Napa, CA 94558



       Samuel W. Perry                          Regional Vice President     None

       4730 East Indian School Road

       Suite 120

       Phoenix, AZ 85018



       David K. Petzke                          Regional Vice President     None

       4016 Saint Lucia Street

       Boulder, CO 80301



       Fredric Phillips                         Senior Vice President       None

       175 Highland Avenue, 4th Floor

       Needham, MA  02494



B      Candance D. Pilgrim                      Assistant Vice President    None



       Carl S. Platou                           Vice President              None

       7455 80th Place, S.E.

       Mercer Island, WA  98040



S      Richard P. Prior                         Vice President              None



       Mark S. Reischmann                       Regional Vice President     None

       5485 East Mineral Lane

       Littleton, CO 80122



       Steven J. Reitman                        Senior Vice President       None

       212 The Lane

       Hinsdale, IL  60521



       Brian A. Roberts                         Vice President              None

       418 S. Royal Street

       Alexandria, VA 22314



L      Julie D. Roth                            Vice President              None



L      James F. Rothenberg                      Director                    None



       Douglas F. Rowe                          Vice President              None

       414 Logan Ranch Road

       Georgetown, TX  78628



       Christopher S. Rowey                     Vice President              None

       10538 Cheviot Drive

       Los Angeles, CA  90064



H      Steve Rubin                              Assistant Vice President    None



       Dean B. Rydquist                         Senior Vice President       None

       1080 Bay Pointe Crossing

       Alpharetta, GA  30005



       Richard R. Samson                        Senior Vice President       None

       4604 Glencoe Avenue, #4

       Marina del Rey, CA  90292



       Paul V. Santoro                          Regional Vice President     None

       17 Willow Street

       Boston, MA 02108



       Joseph D. Scarpitti                      Vice President              None

       31465 St. Andrews

       Westlake, OH  44145



       Shannon D. Schofield                     Regional Vice President     None

       201 McIver Street

       Greenville, SC 29601



S      Sherrie Senft                            Vice President              None



L      R. Michael Shanahan                      Director                    None



       Brad Short                               Regional Vice President     None

       1601 Seal Way

       Seal Beach, CA 90740



       David W. Short                           Chairman of the Board       None
                                                and

       1000 RIDC Plaza, Suite 212               Co-Chief Executive
                                                Officer

       Pittsburgh, PA 15238



       William P. Simon                         Senior Vice President       None

       912 Castlehill Lane

       Devon, PA 19333



       Jerry L. Slater                          Regional Vice President     None

       4152 42nd Avenue, NE

       Seattle, WA 98105



       Rodney G. Smith                          Senior Vice President       None

       5520 Frankford Court

       Dallas, TX  75252



       Anthony L. Soave                         Regional Vice President     None

       5397 W. Rosebud Court, S.E.

       Kentwood, MI 49512



L      Therese L. Soullier                      Assistant Vice              None
                                                President



       Nicholas D. Spadaccini                   Vice President              None

       855 Markley Woods Way

       Cincinnati, OH  45230



L      Kristen J. Spazafumo                     Assistant Vice              None
                                                President



       Daniel S. Spradling                      Senior Vice President       None

       181 Second Avenue

       Suite 228

       San Mateo, CA  94401



B      Raymond Stein                            Assistant Vice              None
                                                President



LW     Eric H. Stern                            Director                    None



       Brad Stillwagon                          Regional Vice President     None

       2438 Broadmeade Road

       Louisville, KY 40205



       Thomas A. Stout                          Vice President              None

       1004 Ditchley Road

       Virginia Beach, VA 23451



       Craig R. Strauser                        Vice President              None

       3 Dover Way

       Lake Oswego, OR  97034



       Francis N. Strazzeri                     Senior Vice President       None

       3021 Kensington Trace

       Tarpon Springs, FL 34689



L      Lisa F. Swaiman                          Vice President              None



L      Drew W. Taylor                           Vice President              None



       Gary J. Thoma                            Regional Vice President     None

       21 White Cloud

       HCR 1 Box 172-A

       Keshena, WI 54135



       Cynthia M. Thompson                      Regional Vice President     None

       4 Franklin Way

       Ladera Ranch, CA 92694



L      James P. Toomey                          Vice President              None



I      Christopher E. Trede                     Vice President              None



       George F. Truesdail                      Senior Vice President       None

       400 Abbotsford Court

       Charlotte, NC  28270



       Scott W. Ursin-Smith                     Vice President              None

       60 Reedland Woods Way

       Tiburon, CA  94920



       J. David Viale                           Regional Vice President     None

       39 Old Course Drive

       Newport Beach, CA 92660



       Gerald J. Voss                           Regional Vice President     None

       The Pines at Four Hills

       3900 S. Southeastern Ave., #304

       Sioux Falls, SD 57103



       Thomas E. Warren                         Vice President              None

       7347 Turnstone Road

       Sarasota, FL  34242



L      J. Kelly Webb                            Senior Vice President,      None

                                                Treasurer and Controller



       Gregory J. Weimer                        Vice President              None

       206 Hardwood Drive

       Venetia, PA  15367



B      Timothy W. Weiss                         Director                    None



SF     Gregory W. Wendt                         Director                    None



       George J. Wenzel                         Regional Vice President     None

       251 Barden Road

       Bloomfield Hills, MI 48304



H      J. D. Wiedmaier                          Assistant Vice President    None



SF     N. Dexter Williams, Jr.                  Senior Vice President       None



       Timothy J. Wilson                        Vice President              None

       113 Farmview Place

       Venetia, PA  15367



B      Laura L. Wimberly                        Vice President              None



H      Marshall D. Wingo                        Director, Senior Vice       None
                                                President



L      Robert L. Winston                        Director, Senior Vice       None
                                                President



       William R. Yost                          Senior Vice President       None

       9320 Overlook Trail

       Eden Prairie, MN  55347



       Jonathan A. Young                        Regional Vice President     None

       329 Downing Drive

       Chesapeake, VA 23322



       Scott D. Zambon                          Regional Vice President     None

       2178 Piper Lane

       Tustin, CA 92782


__________

L Business Address, 333 South Hope Street, Los Angeles, CA  90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B Business Address, 135 South State College Boulevard, Brea, CA  92821
S Business Address, 3500 Wiseman Boulevard, San Antonio, TX  78251
SF Business Address, One Market, Steuart Tower, Suite 1800, San Francisco, CA 94105-1016
H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

 (c) None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

 Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, and/or 135 South State College Boulevard, Brea, California 92821.

 Registrant's records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, California 92821; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; 3500 Wiseman Boulevard, San Antonio, Texas 78251; and 5300 Robin Hood Road, Norfolk, VA 23513.

 Registrant's records covering portfolio transactions are maintained and kept by its custodian, JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070.

ITEM 29. MANAGEMENT SERVICES

 None

ITEM 30. UNDERTAKINGS

 n/a


                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 10th day of May, 2002.

   THE BOND FUND OF AMERICA, INC.
   By /s/ Paul G. Haaga, Jr.
      (Paul G. Haaga, Jr., Chairman of the Board)

 Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below on May 10, 2002, by the following persons in the capacities indicated.

         SIGNATURE                                                 TITLE

(1)      Principal Executive Officer:

          /s/ Abner D. Goldstine                                   President/PEO and Director

            (Abner D. Goldstine)

(2)      Principal Financial Officer
         and Principal Accounting Officer:

          /s/ Anthony W. Hynes, Jr.                                Treasurer

            (Anthony W. Hynes, Jr.)

(3)      Trustees:

         Richard G. Capen, Jr.*                                    Director

         H. Frederick Christie*                                    Director

         Don R. Conlan*                                            Director

         Diane C. Creel*                                           Director

         Martin Fenton*                                            Director

         Leonard R. Fuller*                                        Director

         /s/ Abner D. Goldstine                                    President/PEO and Director

            (Abner D. Goldstine)

         /s/ Paul G. Haaga, Jr.                                    Chairman and Director

            (Paul G. Haaga, Jr.)

         Richard G. Newman*                                        Director

         Frank M. Sanchez*                                         Director


*By   /s/ Julie F. Williams
 Julie F. Williams, Attorney-in-Fact

  Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).
        /s/ Kristine M. Nishiyama
       (Kristine M. Nishiyama)